Exhibit 10.1

Confidential Treatment Requested.

Confidential portions of this document have been redacted

and have been separately filed with the Commission.

MASTER TRANSACTION AGREEMENT

AMONG

COHEN & COMPANY FINANCIAL MANAGEMENT, LLC,

COHEN & COMPANY INC.

AND

ATP MANAGEMENT LLC

DATED AS OF JULY 29, 2010

SCHEDULES

Schedule 1.1	-	List of CDO Agreements
Schedule 1.2	-	List of Indentures
Schedule 1.3	-	List of Issuers
Schedule 1.4	-	List of Rating Agencies
Schedule 1.5	-	List of Related Assets
Schedule 1.6	-	List of Required Holders
Schedule 1.7	-	List of Accrued and Unpaid Collateral Management Fees
Schedule 1.8	-	List of Subordinated Securities
Schedule 3(a)	-	Allocation of Purchase Price
Schedule 3(b)	-	Allocation of Excess Base Case Revenue
Schedule 3(c)	-	Quarterly Thresholds; Seller Wiring Instructions
Schedule 3(d)	-	Applicable Notes; Regulated Banks
Schedule 3(e)	-	Prepayment Penalty
Schedule 4(c)	-	Exceptions to No Conflicts
Schedule 4(d)	-	Consents and Approvals
Schedule 4(e)	-	Proceedings
Schedule 4(f)	-	Material Contracts
Schedule 4(g)	-	List of Additional Defaulted Securities and Hedge Defaults
Schedule 4(h)	-	Waivers and Releases
Schedule 4(k)	-	Notices
Schedule 4(l)	-	Waiver of Collateral Management Fees
Schedule 4(n)	-	Brokers
Schedule 4(p)	-	List of Fees and Expenses
Schedule 6(i)	-	ATP Wiring Instructions
Schedule 6(l)	-	List of Employees; Key Employees
Schedule 6(p)	-	List of Amendments, Restructurings, Waivers and Workouts
Schedule 8(i)	-	Escrow Deposits and Initial Service Fee Payments

i

EXHIBITS

Exhibit A	Form of Assignment and Assumption Agreement
Exhibit B	Form of Required Holder’s Consent
Exhibit C	Form of Issuer’s Consent
Exhibit D	Form of Escrow Agreement
Exhibit E	Form of Voting Agreement
Exhibit F	Form of Cohen Services Agreement

ii

MASTER TRANSACTION AGREEMENT

This MASTER TRANSACTION AGREEMENT, dated as of July 29, 2010 (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), by and among COHEN & COMPANY FINANCIAL MANAGEMENT, LLC, a Delaware limited liability company (“Cohen Financial” or the “Seller”), COHEN & COMPANY INC., a Maryland corporation (“Cohen”), and ATP MANAGEMENT LLC, a Delaware limited liability company (“ATP”).

RECITALS:

Each Issuer (as defined below) is the issuer of collateralized debt obligations pursuant to an Indenture (as defined below).

The Seller has entered into a CDO Agreement with each of the Issuers pursuant to which the Seller has agreed to provide the services specified therein with respect to obligations issued by the respective Issuers pursuant to the applicable Indenture.

The Seller desires to sell, assign, transfer and convey (and Cohen desires that Seller sell, assign, transfer and convey) to ATP, and ATP desires to accept and assume, the Seller’s (i) rights and obligations in and under the CDO Agreements and (ii) rights, title and interests in and to the Related Assets (as defined below), in accordance with the terms and subject to the conditions in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Section 1. Defined Terms.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes hereof, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of equity interests, by contract or otherwise.

“Applicable Notes” shall mean those specific Notes listed on Schedule 3(d) hereto issued by the Regulated Banks.

“Assigned Assets” shall have the meaning ascribed to such term in Section 3(a).

“Assigned CDO Agreements” means with respect to any Closing, the CDO Agreements being assigned to ATP by the Seller at such Closing.

“Assigned Related Assets” means with respect to any Closing, the Related Assets being assigned to ATP by the Seller at such Closing.

“Assignments” shall have the meaning ascribed to such term in Section 7(b)(i).

“Assignment and Assumption Agreement” shall have the meaning ascribed to such term in Section 7(b)(i).

“Assumed Liabilities” shall have the meaning ascribed to such term in Section 2(a).

“ATP Indemnified Persons” shall have the meaning ascribed to such term in Section 11(a)(i).

“ATP Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations and financial condition of ATP or (ii) the ability of ATP to perform its material obligations hereunder, but excluding any effect resulting from or relating to (a) general national, international or regional economic, financial, political or business conditions, (b) conditions (including changes in economic, financial market, regulatory or political conditions and any change in any Law or any change in the manner in which any Law is or may be enforced) affecting generally the industry in which ATP conducts its business (provided that such changes do not affect ATP in a disproportionate manner as compared to other collateral managers), (c) any public announcement of the Transactions contemplated by this Agreement or (d) the execution or performance of this Agreement, or any actions taken, delayed or omitted to be taken by ATP pursuant to this Agreement or at the written request of the Seller, Cohen or their respective representatives.

“Bankruptcy Code” means Title XI of the United States Code as now or hereafter in effect or any successor statute.

“Base Purchase Price” shall have the meaning ascribed to such term in Section 3(a).

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions located in New York, New York are permitted or required by applicable Law or regulation to remain closed.

“Buyer Consents and Filings” shall have the meaning ascribed to such term in Section 5(d).

“CDO Agreements” means the agreements listed on Schedule 1.1 to this Agreement under the heading “Collateral Management Agreements.”

“Clients” means the Issuers to whom the Seller provides Investment Management Services.

“Closing” shall have the meaning ascribed to such term in Section 7(a).

“Closing Date” shall have the meaning ascribed to such term in Section 7(a).

“Cohen Brothers” means Cohen Brothers LLC, a Delaware limited liability company.

“Cohen Indemnification Limit” means (i) for the period from the date hereof until (and including) the three (3) month anniversary of the initial Closing Date, (a) the aggregate Base Purchase Price for the Assigned CDO Agreements plus the amount of the Service Fees minus (a) the excess, if any, of (1) the Collateral Management Fees (other than Retained Management Fees) collected by ATP under the Assigned CDO Agreements during such three (3) month period over (2) $375,000 and (ii) for each three (3) month period commencing after the period described in clause (i) (each such period, a “Cohen Indemnification Period”) until the Cohen Indemnification Limit is reduced to $0, the greater of (a) (1) the Cohen Indemnification Limit for the prior Cohen Indemnification Period minus (2) the excess, if any, of (x) the Collateral Management Fees (other than any Retained Management Fees) received by ATP during the prior Cohen Indemnification Period over (y) $375,000 and (b) subject to the limitation set forth in this clause (ii), the aggregate of the indemnification claims made pursuant to Section 11(a)(i) of this Agreement prior to 5:00 p.m. New York City Time on the date that is the last day of the prior Cohen Indemnification Period.

“Cohen Services Agreement” has the meaning ascribed to such term in Section 8(h).

“Collateral Administration Agreements” means the agreements listed on Schedule 1.1 to this Agreement under the heading “Collateral Administration Agreements.”

“Collateral Manager” means with respect to each CDO Agreement the “Collateral Manager” as defined in such CDO Agreement.

“Collateral Management Fees” means all fees payable to the Seller pursuant to the CDO Agreements without regard to when such fees are accrued.

“Contract” shall mean any written agreement, contract, obligation, commitment or undertaking.

“Data Room” means the electronic data room established by the Seller for the purpose of making information, agreements, documents and other due diligence regarding the Assigned CDO Agreements and Assigned Related Assets available to ATP, as it existed on the date that is two (2) Business Days prior to the date hereof.

“Defaulted Security” shall have the meaning ascribed to such term in the related Indenture.

“Earnout Payment” shall have the meaning ascribed to such term in Section 3(b).

“Earnout Quarter” shall have the meaning ascribed to such term in Section 3(c).

“Encumbrance” means any mortgage, lien, pledge, security interest, or other similar encumbrance of any kind.

“End Date” shall have the meaning ascribed to such term in Section 10(a)(iv).

“Escrow Account” shall mean the account established pursuant to the Escrow Agreement to hold the Escrow Deposit.

“Escrow Agent” shall mean TD Bank, N.A. or any successor appointed in accordance with the Escrow Agreement.

“Escrow Agreement” means the Escrow Agreement dated as of the initial Closing Date by and among the Escrow Agent and the Parties in substantially the form attached hereto as Exhibit D.

“Escrow Deposit” means an amount deposited at each Closing by ATP in escrow with the Escrow Agent to be held pursuant to the terms and conditions of the Escrow Agreement and to secure the funds necessary for the satisfaction of certain of the payment obligations under the Cohen Services Agreement. The portion of the Escrow Deposit to be deposited at each Closing shall be as set forth in Schedule 8(i) to this Agreement.

“Estimated Earnout Payment” shall have the meaning ascribed to such term in Section 3(c).

“Excess Base Case Revenues” shall have the meaning ascribed to such term in Section 3(b).

“Excess Base Case Revenue Thresholds” shall have the meaning ascribed to such term in Section 3(b).

“Fifth Measurement Period” shall have the meaning ascribed to such term in Section 3(b).

“Final Earnout Amount” shall have the meaning ascribed to such term in Section 3(d).

“First Measurement Period” shall have the meaning ascribed to such term in Section 3(b).

“Fourth Measurement Period” shall have the meaning ascribed to such term in Section 3(b).

“Governmental Authority” means any federal, state, local, municipal or other governmental, regulatory or administrative department, commission, board, bureau, agency, quasi-governmental authority, entity or instrumentality, or any court or arbitrator, in each case, having jurisdiction over the applicable matter.

“Hedge Agreements” shall have the meaning ascribed to such term in Section 4(g).

“Holdback Amount” shall have the meaning ascribed to such term in Section 3(c).

“Indemnified Person” shall have the meaning ascribed to such term in Section 11(b)(i).

“Indemnifying Person” shall have the meaning ascribed to such term in Section 11(b)(ii).

“Indenture” means any of the indentures and other equivalent documents listed on Schedule 1.2 to this Agreement.

“Intellectual Property” means all processes, systems, products, services, software, compositions of matter and compounds, including any improvements or modifications (whether or not patentable or protectable) thereof that is owned, licensed or used by any Seller, including, without limitation, the following: (i) patents and patent applications, including design patents or applications, patent or invention disclosures, together with all reissues, continuations, continuation-in-part, revisions, divisionals, extensions, reexaminations of the same and any patent or patent application claiming priority thereto; (ii) all registered and unregistered trademarks, service marks, trade dress, logos, trade names and brand names, and any combination of such names, including all goodwill associated therewith and all applications, registrations and renewals in connection therewith; (iii) all copyrightable works (including derivative works thereof), all copyrights and all applications, registrations and renewals in connection therewith; (iv) all trade secrets and confidential business information (including ideas, research and development, know-how, show-how, compositions, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and market plans and proposals (whether or not reduced to writing)); (v) all computer software, including all machine and source code (including hard copy and soft copy as well as all data and related documentation); and (vi) all websites and related content (including, without limitation, underlying software, URL’s and domain names).

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder.

“Investment Management Services” means the services provided by the Seller pursuant to the CDO Agreements.

“IP Licenses” shall have the meaning ascribed to such terms in Section 4(r).

“Issuer” and with correlative meaning “Issuers” means, respectively, the Persons listed on Schedule 1.3 to this Agreement, individually, or all of them collectively.

“Judgment” means any judgment, order, injunction or decree.

“Key Employees” shall have the meaning ascribed to such terms in Section 6(l).

“Knowledge of the Seller” means the actual knowledge of James McEntee, Christopher Ricciardi, Rachael Fink or Joseph Pooler after reasonable inquiry of the persons responsible for the performance of the Collateral Manager under the CDO Agreements as listed on Schedule 6(l).

“Law” means any federal, state, foreign or local law, statute, ordinance, rule, regulation or code.

“Loss” means any actual out-of-pocket loss, liability, claim, damage, cost or expense (including costs of investigation and reasonable legal fees and expenses), taxes, penalties and obligations, in each case, whether arising from a third party claim or a direct claim between the Parties.

“Material Contracts” shall have the meaning ascribed to such term in Section 4(f).

“Measurement Period” shall have the meaning ascribed to such term in Section 3(b).

“Net Tax Benefit” means the tax benefit of any Loss reduced by the tax detriment associated with the receipt of any amount for which indemnification is provided under this Agreement.

“Notes” shall have the meaning ascribed to such term in the Indentures.

“Notice of Claim” shall have the meaning ascribed to such term in Section 11(b)(i).

“Objection Notice” shall have the meaning ascribed to such term in Section 11(b)(i).

“Overpayment” shall have the meaning ascribed to such term in Section 3(d).

“Party” and with correlative meaning “Parties” means, respectively, Cohen, Cohen Financial or ATP, individually, or all of them collectively.

“Person” means any individual, limited liability company, joint venture, corporation, partnership, association, trust, division or operating group of any of the foregoing or any other entity or organization.

“Prepayment Aggregate” shall have the meaning ascribed to such term in Section 3(d).

“Prepayment Credit” shall mean Five Hundred Thousand Dollars ($500,000), adjusted at the end of each Earnout Quarter (commencing with the Earnout Quarter ended February 23, 2010) until such date as the Prepayment Credit equals $0, as follows: (i) increased by adding the product of (A) the current outstanding Prepayment Credit and (B) 0.0375; and (ii)

reduced by the aggregate Prepayment Penalty for Regulated Banks making a prepayment during such Earnout Quarter. In no event shall the Prepayment Credit be less than $0.

“Prepayment Penalty” shall be the amount as determined with reference to Schedule 3(e) hereto, which sets forth the amount of the Prepayment Penalty by Earnout Quarter. The applicable Prepayment Penalty shall be the amount set forth in the column for the date of prepayment by the Regulated Bank.

“Prepayment Penalty Amount” shall mean as of the end of the Seventh Measurement Period, the aggregate of all Prepayment Penalties for which there has not been a corresponding reduction in the Prepayment Credit, less the balance of the Prepayment Credit (if any) as of the end of the Seventh Measurement Period. In no event shall the Pre Payment Penalty Amount be less than $0.

“Proceeding” shall have the meaning ascribed to such term in Section 4(e).

“Quarterly Excess” shall have the meaning ascribed to such term in Section 3(c).

“Rating Agencies” means the rating agencies listed on Schedule 1.4 to this Agreement.

“Records” means, with respect to the Seller and Cohen, all the books of account, ledgers, general, financial and accounting records, files (including, without limitation, asset management files), data, invoices, distribution lists, billing records, manuals, information, and correspondence (in all cases, in any form or medium), of either the Seller or Cohen and in its control that are used, held for use or intended to be used in connection with the Seller’s performance of the Investment Management Services, together with all other records and other items required to be delivered to ATP in accordance with Section 6(f).

“Regulated Banks” shall mean those banks identified on Schedule 3(d) hereto; provided that in no event shall the term Regulated Banks include any banks not identified on Schedule 3(d) that have also issued Notes who are subsequently acquired by or merged with the Regulated Banks listed on Schedule 3(d) hereto.

“Related Assets” means the Records, Collateral Administration Agreements and the assets listed on Schedule 1.5 to this Agreement, collectively.

“Reports” shall have the meaning ascribed to such term in Section 4(g).

“Response Period” shall have the meaning ascribed to such term in Section 11(b)(i).

“Required Holders” means, with respect to each CDO Agreement, the percentage and class of the securities and, if applicable, the monoline insurer, required to consent to the Assignment and Assumption Agreement providing for, among other things, the assignment of such CDO Agreement, as listed on Schedule 1.6 to this Agreement.

“Retained Management Fees” means, with respect to each CDO Agreement, all Collateral Management Fees paid prior to February 23, 2010, plus one- half of the Collateral Management Fees accrued but not yet paid prior to February 23, 2010 (as reduced by the amounts payable pursuant to the Sandler Sub-Advisory Agreements) in respect of Investment Management Services provided by the Seller to the Clients pursuant to such CDO Agreement. Schedule 1.7 hereto sets forth the Collateral Management Fees (by CDO Agreement) paid after February 23, 2010 (as reduced by the amounts payable pursuant to the Sandler Sub-Advisory Agreements) and the payment date for such fees, the portion of the fees accrued prior to February 23, 2010, the portion of the fees accrued after February 23, 2010, the amount of the fee that shall constitute the Retained Management Fees and the current amount of the Collateral Management Fees that are due to be paid to ATP in connection with the Closings pursuant to Section 3(a); provided, however, that the fees set forth on Schedule 1.7 to be paid to ATP shall be increased to the extent that additional Collateral Management Fees are earned and accrued after the date hereof and prior to the applicable Closing.

“Retained Liabilities” shall have the meaning ascribed to such term in Section 2(b).

“Sandler Sub-Advisory Agreement” means the agreements listed on Schedule 1.1 to this Agreement under the heading “Sub-Advisory Agreement.”

“Schedules” shall mean the disclosure schedules attached hereto provided by the Parties.

“Second Measurement Period” shall have the meaning set forth in Section 3(b).

“Seller Consents and Filings” shall have the meaning ascribed to such term in Section 4(d).

“Seller Indemnified Persons” shall have the meaning ascribed to such term in Section 11(a)(ii).

“Seller/Cohen Material Adverse Effect” means a material adverse effect on the ability of the Seller or Cohen to perform its material obligations hereunder, but excluding any effect resulting from or relating to (i) general national, international or regional economic, financial, political or business conditions, (ii) conditions (including changes in economic, financial market, regulatory or political conditions and any change in any Law or any change in the manner in which any Law is or may be enforced) affecting generally the industry in which the Seller or Cohen or the related Issuer make or hold its investments or conduct their business (provided that such changes do not affect the Seller or Cohen in a disproportionate manner as compared to other collateral managers), (iii) any public announcement of the Transactions contemplated by this Agreement or (iv) the execution or performance of this Agreement, or any actions taken, delayed or omitted to be taken by the Seller or Cohen pursuant to this Agreement or at the written request of ATP or its representatives.

“Seller’s Share” shall have the meaning ascribed to such term in Section 3(c).

“Service Fees” means the aggregate of the dollar amounts under the column heading “Maximum Services Fee” on Schedule 8(i), which correspond to the Assigned CDO Agreements; provided that if the Services Agreement has terminated, the term “Service Fees” shall mean the actual amount paid to Seller under the Services Agreement.

“Seventh Measurement Period” shall have the meaning ascribed to such term in Section 3(b).

“Similar Transaction” means any transaction or proposed transaction with a Third Party involving the direct or indirect sale or transfer of any of the Collateral Management Fees, CDO Agreements or the Related Assets.

“Sixth Measurement Period” shall have the meaning ascribed to such term in Section 3(b).

“Subordinated Securities” means, with respect to each Issuer, the securities issued by the Issuers that are subordinated to the Notes listed on Schedule 1.8 to this Agreement.

“Tax Indemnification Limit” means (i) for the period from the date hereof until (and including) three (3) month anniversary of the initial Closing Date, (a) the aggregate Base Purchase Price for the Assigned CDO Agreements plus the amount of the Service Fees minus (b) the excess, if any, of (1) the Collateral Management Fees (other than Retained Management Fees) collected by ATP under the Assigned CDO Agreements during such three (3) month period over (2) $375,000 and (ii) for each three (3) month period commencing after the period described in clause (i) (each such period, a “Tax Indemnification Period”) until the Tax Indemnification Limit is reduced to $0, the greater of (a) (1) the Tax Indemnification Limit for the prior Tax Indemnification Period minus (2) the excess, if any, of (x) the Collateral Management Fees (other than any Retained Management Fees) received by ATP during the prior Tax Indemnification Period over (y) $375,000 and (b) subject to the limitation set forth in this clause (ii), the aggregate of the indemnification claims made pursuant to (a) Section 11(a)(i)(ii) in connection with a breach of Section 6(b) of this Agreement or (b) Section 11(a)(i)(iv) of this Agreement prior to 5:00 p.m. New York City Time on the date that is the last day of the prior Tax Indemnification Period.

“Third Accountant” shall have the meaning ascribed to such term in Section 3(g).

“Third Measurement Period” shall have the meaning ascribed to such term in Section 3(b).

“Third Party” means any Person other than Seller, Cohen, ATP, the Issuers or their Affiliates.

“Third Party Claim” means any claim, demand, commencement of any action, suit or proceeding, or other assertion of liability by any Person arising from the claim, demand, commencement of any action, suit or proceeding, or other assertion of liability of another person.

“Third Party Notice” shall have the meaning ascribed to such term in Section 11(b)(ii).

“Transaction” shall have the meaning ascribed to such term in Section 2(a).

“Transaction Documents,” with respect to a Closing, has the meaning ascribed to such term in the related Indenture.

“Trustee” means, with respect to any Indenture, the financial institution then acting as trustee thereunder.

“Voting Agreement” shall have the meaning ascribed to such term in Section 8(i).

Section 2. Sale, Assignment and Assumption.

(a) Upon the terms and subject to the conditions of this Agreement, at each Closing, the Seller shall sell, assign and transfer to ATP free and clear of all Encumbrances, and ATP shall accept from the Seller all of the Seller’s (i) rights and obligations in and under the Assigned CDO Agreements, including, but not limited to, the right to receive all related Collateral Management Fees (other than any related Retained Management Fees) and (ii) rights, title and interests in and to the Assigned Related Assets and ATP shall assume the obligations of the Seller under such Assigned CDO Agreements to the extent, and only to the extent, such liabilities, obligations and commitments relate to the period from and after such Closing (collectively, the “Assumed Liabilities”). Each assignment and assumption of the Assumed Liabilities pursuant to this Agreement, is referred to in this Agreement as a “Transaction.”

(b) Notwithstanding anything in this Agreement to the contrary, including Section 2(a), neither ATP nor any of its Affiliates, nor any of their directors, officers, employees, agents or representatives assumes any liability, obligation or commitment of the Seller arising out of, or accruing under, the Assigned CDO Agreements with respect to any period prior to the applicable Closing, which shall include but not be limited to (i) any liabilities relating to the offering and issuance of the securities described in the Indentures, (ii) any information about, or relating to, the Seller or any other information contained in the final offering circular or any other information provided to investors prior to the Closing Date, (iii) any act or omission to act by the Seller prior to the Closing Date, (iv) any breach of a representation or warranty made by the Seller within any of the CDO Agreements or Collateral Administration Agreements, (v) any failure of the Seller to comply with any provision of the CDO Agreements or Collateral Administration Agreements or (vi) any liabilities relating to, or arising out of, the Proceedings identified on Schedule 4(e) (collectively, the “Retained Liabilities”). Each of the Seller and Cohen hereby agrees that the Retained Liabilities remain obligations of the Seller.

Section 3. Payment of Purchase Price.

(a) The aggregate base purchase price for the assignment by the Seller to ATP of all the CDO Agreements and Related Assets (collectively, the “Assigned Assets”) in accordance with the terms and subject to the conditions in this Agreement shall be $9,500,000 (the “Base Purchase Price”). The Base Purchase Price shall be allocated among the Assigned Assets as set forth on Schedule 3(a). At each Closing, an amount equal to the portion of the Base Purchase Price attributable to the Assigned Assets being transferred at such Closing shall be paid by ATP to the Seller by wire transfer of immediately available funds in US Dollars to the account designated on Schedule 3(c). Simultaneously with each Closing, the Seller shall pay to

ATP any related Collateral Management Fees (other than any related Retained Management Fees) received prior to such Closing, if any. At the initial Closing, ATP shall pay to Seller the Estimated Earnout Payment for the Earnout Quarter ending May 23, 2010.

(b) In addition to the Base Purchase Price, as consideration for the assignment by the Seller of the Assigned Assets, the Seller shall have the opportunity to receive additional consideration equal to fifty percent (50%) of the Excess Base Case Revenues (as defined below) received during each of the periods commencing on February 23, 2010 and ending on February 23, 2011 (the “First Measurement Period”), commencing on February 24, 2011 and ending on February 23, 2012 (the “Second Measurement Period”), commencing on February 24, 2012 and ending on February 23, 2013 (the “Third Measurement Period”), commencing on February 24, 2013 and ending on February 23, 2014 (the “Fourth Measurement Period”), commencing on February 24, 2014 and ending on February 23, 2015 (the “Fifth Measurement Period”), commencing on February 24, 2015 and ending on February 23, 2016 (the “Sixth Measurement Period”), commencing on February 24, 2016 and ending on and February 23, 2017 (the “Seventh Measurement Period” and each, a “Measurement Period”). For purposes of this Agreement, “Excess Base Case Revenues” shall mean the aggregate of all revenues from the Assigned Assets, earned and actually received by ATP, less amounts payable pursuant to the Sandler Sub-Advisory Agreements, that exceed the following thresholds (the “Excess Base Case Revenue Thresholds”): (i) $7,816,646 during the First Measurement Period, (ii) $6,095,257 during the Second Measurement Period, (iii) $5,563,272 during the Third Measurement Period, (iv) $5,381,459 during the Fourth Measurement Period, (v) $5,206,200 during the Fifth Measurement Period, (vi) $5,050,266 during the Sixth Measurement Period, and (vii) $4,892,388 during the Seventh Measurement Period. Schedule 3(b) sets forth an allocation of the Excess Base Case Revenue Thresholds among the CDO Agreements. The Excess Base Case Revenue Thresholds set forth in (i) through (vii) above shall be adjusted downward for CDO Agreements that are not sold, assigned and transferred pursuant to this Agreement as of the applicable Measurement Period, and the adjustment shall be equal to the dollar amount allocated to such CDO Agreements on Schedule 3(b). The Retained Management Fees shall be included in the calculation of Excess Base Case Revenues. Each amount calculated pursuant to this Section 3(b) shall hereinafter be referred to as an “Earnout Payment.” The Earnout Payment shall be allocated among the Assigned Assets on a pro rata basis based upon the allocation of the Base Purchase Price as set forth on Schedule 3(a). The Earnout Payment, if any, will be paid by ATP to Seller in accordance with Section 3(c), (d), (e), (f) and (g).

(c) Seller shall be entitled to a non-refundable estimated payment of the Earnout Payments in accordance with this Section 3(c). For each three month period during each Measurement Period, including the three months ending May 23, the three months ending August 23, the three months ending November 23 and the three months ending February 23 (each three month period, an “Earnout Quarter”), ATP shall determine the amount, if any, of the aggregate of all revenues from the Assigned Assets, earned and actually received by ATP, less amounts payable pursuant to the Sandler Sub-Advisory Agreements that exceed the quarterly thresholds listed on Schedule 3(c) hereto, which thresholds shall be adjusted downward for CDO Agreements that are not sold, assigned and transferred pursuant to this Agreement as of the applicable Earnout Quarter, and the adjustments shall be equal to the dollar amounts allocated to such CDO Agreements as listed on Schedule 3(c) (the “Quarterly Excess”). No later than fifteen (15) days following the end of each Earnout Quarter, ATP shall calculate 50% of the Quarterly

Excess (the “Seller’s Share”) and report the amount of the Seller’s Share to the Seller in writing. Following the delivery of such written notice, the Seller may review the calculations. Subject to Section 3(e) and the immediately following sentence, ATP shall pay to Seller (by wire transfer of immediately available funds to the account designated on Schedule 3(c)), as an estimate of the Earnout Payments, 75% of such Seller’s Share (the “Estimated Earnout Payment” and the remaining 25% of such Seller’s share (the “Holdback Amount”) shall be retained by ATP. If during any Earnout Quarter, the aggregate revenues from the Assigned Assets (calculated as set forth in the second sentence of this subsection) do not exceed the applicable quarterly threshold listed on Schedule 3(c), then the Seller shall not be entitled to an Estimated Earnout Payment for such Earnout Quarter. In no event shall the Seller be required to return any portion of the Estimated Earnout Payments. The calculation of each Earnout Payment shall be reported to Seller by delivery of a written notice within fifteen (15) days after each Measurement Period. Following the delivery of such notice, the Seller may review the calculations.

(d) No later than fifteen (15) days following the end of the Seventh Measurement Period, ATP shall calculate: (i) the aggregate Earnout Payment for all Measurement Periods (the “Final Earnout Amount”) and (ii) the sum of all Estimated Earnout Payments plus the aggregate of the Holdback Amount retained by ATP (the “Prepayment Aggregate”). If the Final Earnout Amount is equal to or greater than the Prepayment Aggregate, then the Seller shall be entitled to the aggregate of the Holdback Amount retained by ATP, subject to adjustment as described in Section 3(h) hereof. If the Prepayment Aggregate is greater than the Final Earnout Amount, then the amount by which the Prepayment Aggregate exceeds the Final Earnout Amount (the “Overpayment”) shall reduce the Holdback Amount payable to the Seller pursuant to Section 3(h) hereof.

(e) If at any time after February 23, 2013, and prior to February 23, 2017, a Regulated Bank prepays the amounts due under the Applicable Notes, then the Prepayment Credit shall be adjusted as described in Section 1 hereof. No later than fifteen (15) days following the end of an Earnout Quarter, ATP shall deliver the Seller written notice (together with all copies of relevant work papers, schedules or other documents and records utilized by ATP in its calculation of the Prepayment Credit and the Prepayment Penalty, including details regarding the prepayment) of the Prepayment Credit and the Prepayment Penalty (if any) as of such Earnout Quarter end.

(f) To facilitate Seller’s review of ATP’s calculations in accordance with Sections 3(c), (d) and (e), at the written request of the Seller, ATP shall make available (as soon as reasonably practicable following any request therefor) copies of relevant work papers, schedules and other documents and records utilized by ATP in connection with its calculation; provided, however, that Seller and its affiliates shall maintain the confidentiality of such information and shall not disclose such information to a Third Party (other than Seller’s accountants, attorneys and advisors) without ATP’s prior written consent.

(g) If there should be any disagreement between the Seller and ATP as to the proper calculation of any Estimated Earnout Payment, Earnout Payment, the Prepayment Penalty or the Prepayment Penalty Amount, ATP’s independent accountants and Seller’s independent accountants shall undertake to reach agreement as to the Earnout Payment or the Prepayment Penalty, as the case may be, in dispute and shall notify ATP and the Seller in writing as to such agreement. Any agreement by such accountants shall be conclusive and binding upon the Parties. If within ten (10) days after the matter is referred to them, such accountants are unable to agree as to the calculation, such accountants shall jointly and promptly select a third independent certified public accounting firm (the “Third Accountant”). The Third Accountant shall, within fifteen (15) days after the matter is referred to it, notify ATP and Seller in writing as to its determination of the Earnout Payment, the Prepayment Penalty, or Prepayment Penalty Amount, as the case may be. Any such determination by the Third Accountant shall be conclusive and binding on the Parties. The fees and expenses of the Third Accountant and all costs associated with the Third Accountant shall be paid equally by the Seller and Cohen on the one hand and ATP on the other hand. ATP and Seller shall be responsible for their own attorneys’ fees, accountants’ fees and other expenses incurred in connection with the dispute.

(h) Subject to this Section 3(h), ATP shall pay the Holdback Amount (i) less the Overpayment (if any), and (ii) less the Prepayment Penalty Amount (if any), by wire transfer within ninety (90) days following the end of the Seventh Measurement Period, which amount shall include any undisputed portion of the Holdback Amount. If there is a dispute as to the proper computation of an Earnout Payment or the Prepayment Penalty Amount and such dispute is resolved pursuant to Section 3(g) in favor of Seller, ATP shall pay by wire transfer of immediately available funds, the amount of such deficiency within three (3) Business Days following the final determination of such dispute. In the event an Estimated Earnout Payment or the Holdback Amount, or any portion thereof, is not paid as and when due, interest shall accrue on the unpaid amount at a rate of 1% per month. In no event shall Seller or Cohen be responsible to pay ATP any amounts by which the Overpayment or the Prepayment Penalty Amount exceed the Holdback Amount.

Section 4. Representations and Warranties of the Seller and Cohen. Seller and Cohen hereby jointly and severally represent and warrant to ATP as of the date hereof and as of each Closing Date as follows:

(a) Seller is duly formed, validly existing and in good standing under the Laws of the State of Delaware, and Cohen is duly incorporated, validly existing and in good standing under the Laws of the State of Maryland and each of Seller and Cohen has all requisite limited liability company or corporate (as the case may be) power and authority to own and operate its properties and assets, to carry on its business as it is now being conducted.

(b) Each of Seller and Cohen has full limited liability company or corporate (as the case may be) power and authority to execute this Agreement and the applicable Assignments, the Cohen Services Agreement, to consummate the applicable Transaction and the other transactions contemplated hereby and thereby. The execution and delivery by each of the Seller and Cohen of this Agreement and the consummation by each of the Seller and Cohen of the applicable Transaction and the other transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company or corporate (as the case may be) action. As of each Closing, the execution and delivery by the Seller of the applicable Assignments and the consummation by the Seller of the transactions contemplated thereby will have been duly authorized by all necessary limited liability company action. Each of the Seller and Cohen has duly executed and delivered this Agreement, and at or prior to each Closing, the Seller will have duly executed and delivered each applicable Assignment. Assuming the due authorization, execution and delivery of (i) this Agreement by ATP, and (ii) each Assignment at the applicable Closing by each party thereto other than the Seller, this Agreement hereby does, and each Assignment and the Cohen Services Agreement, as of the applicable Closing will, constitute a valid and binding obligation of Seller and Cohen, enforceable against the Seller and Cohen in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).

(c) The execution, delivery and performance of this Agreement by the Seller and Cohen, the execution, delivery and performance of each Assignment by the Seller, the execution, delivery and performance of the Cohen Services Agreement and the consummation by the Seller and Cohen of the transactions contemplated hereby and thereby do not and will not (i) violate, or be in conflict with, or constitute a default (or an event which, with notice or the lapse of time or both, would constitute a default) under any provision of the respective organizational or incorporation (as the case may be) documents of the Seller or Cohen, (ii) except as set forth in Schedule 4(c), violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or require any consent, approval, confirmation or similar action under, or result in the termination of, or result in a right or cause to remove under, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, (A) any CDO Agreement or (B) any other material agreement to which any of them are a party, or (iii) contravene or conflict with or constitute a violation of any provision of any Law or Judgment binding upon or applicable to the Seller or Cohen.

(d) The execution and delivery of this Agreement by the Seller and Cohen, the execution and delivery of the applicable Assignments by the Seller, the execution and delivery of the Cohen Services Agreement, and the consummation of the transactions contemplated hereby and thereby by the Seller and Cohen, do not require any consent, approval, confirmation or similar action of, or any notice to or other filing with, any Governmental Authority or Person or under any CDO Agreement or other agreement to which the Seller or Cohen is a party, except for the consents, approvals, confirmations or similar actions of, notices to, or other filings set forth in Schedule 4(d) (the “Seller Consents and Filings”).

(e) Except as set forth on Schedule 4(e), (i) no action, suit, proceeding or investigation (a “Proceeding”) before any Governmental Authority, court or arbitrator is pending, or, to the Knowledge of the Seller, threatened in writing, against the Seller or Cohen that if determined adversely would, individually or in the aggregate, reasonably be expected to have a Seller/Cohen Material Adverse Effect and (ii) as of the date of this Agreement, no Proceeding before any Governmental Authority, court or arbiter (A) is pending or, to the Knowledge of the Seller, threatened in writing, against the Seller and (B) to the Knowledge of the Seller, is pending or threatened, in writing, against any Issuer (and the Seller has not received notice of any such Proceeding against any Issuer).

(f) Attached hereto as Schedule 4(f) is a list of (i) each CDO Agreement and each material agreement to which any Issuer is a party and, to the Knowledge of the Seller, each other agreement to which any Issuer is a party and (ii) each material agreement to which the Seller is a party relating to the Issuers, including without limitation, (A) CDO Agreements, (B) Collateral Administration Agreements, (C) Indentures and (D) Sandler Sub-Advisory Agreements (collectively, the “Material Contracts”). A true, correct and complete current copy of all Material Contracts, together with all amendments, supplements, waivers and modifications thereto through the date hereof, have been provided to ATP in the Data Room. Each of the representations and warranties of the Seller under the Section 16(b)(i) through (v) and (viii) of the CDO Agreements was true and correct as of the date that it was made and as of the date hereof with the same force and effect as though expressly made on and as of the date hereof.

(g) The Seller has provided to ATP in the Data Room, with respect to each Indenture, a true and complete copy of each report (including Trustee’s reports) delivered pursuant to such Indenture prior to the date hereof (the “Reports”). To the Knowledge of the Seller, no Report includes any misstatement of a material fact, other than such misstatements that are or have been corrected in a subsequent report or written communication to the holders of the Subordinate Securities or noteholders, as the case may be, of the Issuers. Except as set forth on Schedule 4(g), to the Knowledge of the Seller, as of the date of this Agreement, there are no Defaulted Securities that are not listed as such in the last Report. With respect to the ISDA Master Agreements listed on Schedule 4(f) (the “Hedge Agreements”), except as set forth on Schedule 4(g), the Seller has not received a written notice from a hedge counter party or a Trustee of an event of default or other termination event under the Hedge Agreements and the Seller has not received written notice from any hedge counter party purporting to terminate such Hedge Agreements. To the Knowledge of the Seller, no circumstances exist, following notice or the expiration of any grace or cure period, that would constitute an event of default or other termination event under any Hedge Agreement to which the Seller is a party.

(h) Each of the Material Contracts to which the Seller is a party is a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, moratorium and other similar laws of general application relating to or affecting creditors’ rights generally. The Seller has not received, prior to the date hereof, any written notice from any Person challenging the validity or enforceability of any applicable Material Contract or the obligation to pay the Collateral Management Fees under any CDO Agreement. Except as set forth on Schedule 4(h), the Seller has not granted any waiver under any Material Contract, and with respect to the CDO Agreements, released any Issuer, in whole or in part, from any of its obligations under the applicable CDO Agreement. Except as set forth in Schedule 4(h), to the Knowledge of the Seller, (i) no event has occurred or circumstances exist that could, with the passage of time or compliance with any applicable notice requirements or both, constitute a default of, result in a violation or breach of, or give any right to accelerate, modify, cancel or terminate any Material Contract, (ii) no Event of Default (as defined in the respective CDO Agreements) has occurred and is continuing under the CDO Agreements, (iii) no event or condition exists that would constitute “cause” to remove the Collateral Manager under the applicable CDO Agreements, and (iv) no holder of the Clients’ outstanding securities is soliciting votes or requests for direction, or has threatened in writing, to remove the Collateral Manager under the applicable CDO Agreements whether for “cause” or without “cause.” The Seller has not made any prior assignment of its rights or obligations thereunder.

(i) To the Knowledge of the Seller, except as otherwise disclosed in this Agreement or the Schedules, there are no Retained Liabilities of the Seller other than liabilities and obligations accruing in the ordinary course of business under the Assigned CDO Agreements and not resulting from a breach of any of the Assigned CDO Agreements.

(j) The Seller is the “Collateral Manager” under each CDO Agreement to which it is a party.

(k) Except as set forth on Schedule 4(k), the Seller has not (i) given any Issuer any written notice of termination of any CDO Agreement, (ii) prior to the date hereof, received from any Person, Governmental Authority or any holder of Notes, or Subordinated Securities, any written notice of termination of any CDO Agreement or removal of the Seller as Collateral Manager thereunder or expressing (A) the intent to terminate such CDO Agreement or remove the Seller as Collateral Manager thereunder or (B) the existence of an event or condition that would constitute “cause” to remove the Collateral Manager, in each case pursuant to the terms of such CDO Agreement, or (iii) within the 365-day period immediately preceding the date hereof, received from any Person or any holder of Notes, or Subordinated Securities, any written notice of (A) an intention to cause, either individually or collectively with others, an optional redemption of any securities issued by any collateralized debt obligation or (B) any notice of any default or Event of Default under any CDO Agreement.

(l) Except as set forth on Schedule 4(l), prior to the date hereof, no Collateral Management Fees have been waived, reduced, postponed, assigned or the subject of any claim asserted by any Person against the Seller pursuant to any right of set-off, counterclaim or deduction (whether pursuant to the express terms of the applicable CDO Agreement or otherwise).

(m) The Seller is a duly registered investment advisor under the Investment Advisers Act.

(n) Except as set forth in Schedule 4(n), none of the Seller, Cohen, their respective Affiliates nor any of their respective officers, directors or employees, has dealt with any person, firm or corporation who is or may be entitled to a broker’s commission, finder’s fee, investment banker’s fee or similar payment from ATP (or any of its Affiliates) for arranging the transactions contemplated hereby or introducing the parties to each other. Cohen and the Seller are solely responsible for any broker’s commissions, finder’s fees, investment banker’s fees or similar payments set forth on Schedule 4(n) and shall indemnify ATP for any such payments.

(o) Each of the Seller and Cohen (i) is neither insolvent (as such term is defined in Section 101(32) of the Bankruptcy Code) nor will it be rendered insolvent (as so defined) by virtue of incurring its obligations in connection with the Transactions and this Agreement, (ii) has neither been, nor is or will be, engaged in business or other transactions for which the property remaining in its hands after the incurrence of its obligations in connection with the Transactions and this Agreement constitutes unreasonably small capital, (iii) neither intends to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they become due, and/or (iv) has not incurred its obligations in connection with the Transactions and this Agreement with any intent to hinder, delay or defraud other creditors.

(p) Except as set forth on Schedule 4(p), to the Knowledge of the Seller, as of the date of this Agreement, there are no fees or expenses accrued or otherwise payable by any Issuer to the Seller (or any Affiliate thereof) or any other Person.

(q) The Seller is, and has been at all times during the past five (5) years in compliance in all material respects with all Laws applicable to its business or operations or the use of the Assigned Assets. The Seller has not received, at any time since January 1, 2006, any written notice of or been formally charged with any violation of Laws.

(r) The Seller owns or has the valid right to use pursuant to licenses, sublicenses, agreements or permissions, all Intellectual Property necessary for the performance of the Seller’s obligations under the CDO Agreements and the operations of the Issuers (the “IP Licenses”). All such IP Licenses are in full force and effect and are legal, valid, binding and enforceable in accordance with their respective terms with respect to the Seller, and to the Knowledge of Seller, each other party to such IP Licenses. No IP License will be terminable as a result of the consummation of the transactions contemplated by this Agreement and each Issuer will have the continued right to use the Intellectual Property licensed to it pursuant to the IP Licenses. To the Knowledge of Seller, with respect to any Intellectual Property licensed to the Issuers pursuant to the IP Licenses, the Seller has good and exclusive legal and beneficial title to, or has valid licenses to, each item of Intellectual Property licenses under the IP Licenses and the right, power and authority to enter into such IP Licenses.

Section 5. Representations and Warranties of ATP. ATP hereby represents and warrants to each of the Seller and Cohen as follows:

(a) ATP is duly formed, validly existing and in good standing under the Laws of the State of Delaware and has all requisite power and authority to own and operate its properties and assets, to carry on its business as it is now being conducted.

(b) ATP has full limited liability company power and authority to execute this Agreement, the Assignments and the Cohen Services Agreement and to consummate the Transaction and the other transactions contemplated hereby and thereby. The execution and delivery by ATP of this Agreement and the consummation by ATP of the Transaction and the other transactions contemplated hereby have been duly authorized by all necessary limited liability company action. As of each Closing, the execution and delivery by ATP of the Assignments and the Cohen Services Agreement and the consummation by ATP of the transactions contemplated thereby will have been duly authorized by all necessary limited liability company action. ATP has duly executed and delivered this Agreement and, as of each Closing, ATP will have duly executed and delivered each applicable Assignment and the Cohen Services Agreement. Assuming the due authorization, execution and delivery of this Agreement by the other Parties, this Agreement constitutes a valid and binding obligation of ATP, enforceable against ATP in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).

(c) The execution, delivery and performance of this Agreement by ATP, the execution, delivery and performance of each Assignment by ATP, the execution, delivery and performance of the Cohen Services Agreement by ATP and the consummation by ATP of the transactions contemplated hereby and thereby do not and will not (i) violate, or be in conflict with, or constitute a default (or an event which, with notice or the lapse of time or both, would constitute a default) under any provision of the organizational documents of ATP, (ii) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or require any consent under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to (A) any agreement to which it is a party which could reasonably be expected to have an ATP Material Adverse Effect, or (B) contravene or conflict with or constitute a violation of any provision of any Law or Judgment binding upon or applicable to ATP.

(d) The execution and delivery of this Agreement, each Assignment and the Cohen Services Agreement by ATP and the consummation of the transactions contemplated hereby and thereby by ATP do not require any consent or approval of, or any notice to or other filing with, any Governmental Authority (the “Buyer Consents and Filings”).

(e) ATP either (i) is not, and is not required to become, a registered investment adviser under the Investment Advisers Act, or (ii) is a registered investment adviser under the Investment Advisers Act.

(f) Neither ATP, nor any of its Affiliates nor any of their respective officers, directors or employees, has dealt with any person, firm or corporation who is or may be entitled to a broker’s commission, finder’s fee, investment banker’s fee or similar payment from Seller or Cohen (or any of their respective Affiliates) for arranging the transactions contemplated hereby or introducing the parties to each other.

Section 6. Covenants.

(a) From the date of this Agreement through each Closing, the Seller shall (i) perform its obligations under the CDO Agreements to which it is a party in accordance with the terms thereof, (ii) carry out its business in the usual, regular and ordinary course of business in substantially the same manner as previously performed, (iii) maintain its existence and good standing in its jurisdiction of organization and in each jurisdictions in which the ownership or leasing of its property or the conduct of its business requires such qualification, (iv) take commercially reasonable actions as may be necessary to maintain all required licenses or other regulatory approvals necessary for the conduct of its business or operations and the performance of its obligations under any of the Material Contracts.

(b) From the date of this Agreement through each Closing Date, the Seller will not engage in any activities that would cause any Issuer (i) to have income that is effectively connected with the conduct of a trade or business within the United States for U.S. federal income tax purposes or (ii) to be subject to United States federal income tax under Section 882(a) of the Code or the branch profits tax under Section 884 of the Code, or (iii) to be required to report any item of income on any tax return that is treated as effectively connected with the conduct of a trade or business of such Issuer in the United States for U.S. federal income tax purposes.

(c) On the terms and subject to the conditions of this Agreement, the Seller and Cohen, on the one hand, and ATP, on the other hand, shall use their respective commercially reasonable efforts to take, or cause to be taken, all appropriate action, and do, or cause to be done, and to assist and cooperate with the other Parties in doing all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Transactions as promptly as practicable, including (i) executing and delivering any additional instruments necessary, proper or advisable to consummate the Transactions, and to carry out fully the purposes of this Agreement, (ii) making all necessary filings with Governmental Authorities, and thereafter making any other required submissions, with respect to the transactions contemplated hereby required under any applicable Law, (iii) obtaining written confirmation from the Rating Agencies that no withdrawal, reduction or suspension with respect to any then current rating, if any, by the Rating Agencies (including any private or confidential rating) of any class of notes issued under the applicable Indenture will occur as a result of the assignment of such CDO Agreement to ATP, and (iv) using commercially reasonable efforts to obtain all consents of any Governmental Authority or Third Party, including, without limitation, consent of the Required Holders, the Issuers and TD Bank, N.A. necessary for the consummation of the Transaction; provided, however, that none of the Seller, Cohen, ATP or any of their respective Affiliates shall be required to engage in any litigation, bring any claims or offer or grant any financial concessions or accommodations to (or accept any restrictions imposed by) any Governmental Authority or Third Party. The Seller and Cohen, on the one hand, and ATP, on the other hand, shall cooperate with each other in connection with the making of any filings or obtaining any consents in accordance with this Section 6(c), including providing copies of any such filings to the non-filing party and its advisors prior to filing and discussing all reasonable additions, deletions or changes suggested in connection therewith. All fees payable to any Governmental Authority in connection with the filings pursuant to this Section 6(c) shall be paid by the Seller. The Seller and Cohen, on the one hand, and ATP, on the other hand, shall furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law in connection with the Transactions.

(d) Intentionally Omitted.

(e) Prior to the termination of this Agreement pursuant to Section 10 or the occurrence of a Closing with respect to all of the CDO Agreements, the Seller and Cohen will not, and will cause their Affiliates, and the officers, directors, employees, agents, advisers and other representatives of any of the foregoing not to directly or indirectly solicit the submission of proposals or offers from a Third Party relating to a Similar Transaction, enter into a Similar Transaction, or participate in negotiations about a Similar Transaction.

(f) Each of the Parties agrees that from and after the initial Closing, the Parties shall (i) cooperate with each other in providing information reasonably required by the other Party in connection with Third Party Claims against any Party (including, without limitation, any litigation), the preparation and audit of financial statements, insurance audits and governmental investigations; provided, that the out-of-pocket costs of providing such information shall be borne by the Party requesting such information, and (ii) execute and deliver or cause to be executed and delivered (shall execute and deliver or cause to be executed and delivered) to each other such additional instruments or other documents, and cooperate and do such other acts and things, all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated by this Agreement and the other Transaction Documents. On or prior to each Closing, the Seller and Cohen shall deliver to ATP (i) all related closing documents, CD-ROMs, original Transaction Documents (and all amendments, supplements, waivers and modifications thereof) used by the Seller or Cohen in connection with the performance by the Seller of its obligations under the related CDO Agreements and (ii) all related monthly reports, notices and other records (including computer records) in its possession.

(g) None of the Seller, Cohen, ATP or any of their respective Affiliates shall issue or cause the publication of any press release or other public announcement or disclosure with respect to this Agreement or the transactions contemplated hereby without prior consent of the Seller, Cohen and ATP, and each of the Seller, Cohen and ATP shall keep (and shall cause their respective Affiliates to keep) this Agreement and the transactions contemplated hereby confidential, in each case, except as may be (i) required by Law, subpoena, judicial order or the rules (or practices) of any applicable securities exchange or regulator or (ii) consistent with customary practices of such Person or its Affiliates relating to the disclosure of investments by such Person or any Affiliate thereof to its investors. Each of (i) the Seller and Cohen on the one hand and (ii) ATP on the other hand hereby agrees that it shall give the other party prior written notice of any contemplated public announcement or other disclosure which shall reference this Agreement or the transactions contemplated hereby. Such other party shall be given a reasonable opportunity to comment on such contemplated public announcement or disclosure (before such public announcement or other disclosure is made) and the reasonable comments of such other party (if made on a timely basis) shall be incorporated in such public announcement or other disclosure.

(h) In the event that the Seller shall receive any payment of Collateral Management Fees after any Closing Date from any Issuer under any Assigned CDO Agreement relating to such Closing Date that does not consist entirely of Retained Management Fees, the Seller shall promptly, and in any event no later than three (3) Business Days, following the receipt of such payment, give ATP written notice of such receipt and remit to ATP the portion of such payment that does not constitute Retained Management Fees.

(i) The Seller shall hold any amounts received by the Seller to which ATP is entitled under Section 6(h) in trust and agree that Seller shall have no right, title or interest whatsoever in such amounts. Any remittance required by Section 6(h) shall be made in the currency received in immediately available funds, without withholding, set-off, deduction or counterclaim of any type, by wire transfer to the account set forth on Schedule 6(i), as ATP may amend from time to time upon written notice to the Seller.

(j) In the event that ATP shall receive any payment of Collateral Management Fees after any Closing Date from any Issuer under any Assigned CDO Agreement relating to such Closing Date that consists of Retained Management Fees, ATP shall promptly, and in any event no later than three (3) Business Days, following the receipt of such payment, remit to the Seller the portion of such payment that constitutes Retained Management Fees.

(k) ATP shall hold any amounts received by ATP to which the Seller is entitled under Section 6(j) in trust and agrees that ATP shall have no right, title or interest whatsoever in such amounts. Any remittance required by Section 6(j) shall be made in the currency received in immediately available funds, without withholding, set off, deduction or counterclaim of any type, by wire transfer to such account set forth on Schedule 3(c), as the Seller may amend from time to time upon written notice to ATP.

(l) The Seller hereby represents that Schedule 6(l) sets forth a list of employees of the Seller or Cohen, and employees of Affiliates of the Seller or Cohen that currently perform the obligations of the Seller under the CDO Agreements. So long as the Cohen Services Agreement remains in effect, ATP covenants and agrees on its behalf and on the behalf of its Affiliates that it shall not, without the prior written consent of Seller, solicit for employment the employees listed with an “*” on Schedule 6(l) (the “Key Employees”) or induce any Key Employee to terminate his or her employment with Seller or its Affiliates. Each of the Seller, Cohen and ATP agree that ATP shall have the right to conduct due diligence with respect to the business, accounting and operations of the Issuers.

(m) The Seller or Cohen shall provide ATP with a copy of any written notice, promptly upon receipt thereof, of any default, Event of Default (as defined in the applicable CDO Agreement), cause for removal of the Collateral Manager, proposed amendment or waiver of or under any CDO Agreement, or solicitation documents sent by holders of the Clients’ outstanding securities to remove the Collateral Manager, whether for “cause” or without “cause.”

(n) Prior to the termination of this Agreement pursuant to Section 10 or the final Closing Date, the Seller shall not amend or waive any of its rights under any CDO Agreement without the prior written consent of ATP.

(o) Prior to the termination of this Agreement pursuant to Section 10 or the final Closing Date, the Seller or Cohen shall provide ATP with a copy, promptly upon receipt thereof, of any monthly report, prepayment date report, or notice from any Rating Agency relating to, or arising out of, their rights, duties and obligations as Collateral Managers.

(p) Prior to the termination of this Agreement pursuant to Section 10 or the final Closing Date, the Seller shall not cause any Issuer to (i) enter into any hedge agreement or incur any debt, issue any liability or agree to or suffer to exist any lien upon such Issuer’s assets unless (A) such liability is incurred in the ordinary course of business and (B) the Seller has given ATP prior notice of the incurrence of such liability or (ii) agree to any amendment, restructuring, waiver or workout with respect to any of the Issuer’s assets unless (A) such amendment, restructuring, waiver or workout is entered into in the ordinary course of business following consultation with ATP and (B) the Seller has given ATP prior notice of such amendment, restructuring, waiver or workout. The Seller hereby represents that Schedule 6(p) sets forth a list of the Issuer asset amendments, restructurings, waivers and workouts being worked on by the Seller as of the date of this Agreement.

(q) The Seller and ATP shall promptly pay all costs and expenses incurred by it in connection with the Transactions. The Seller shall pay all of its costs and expenses, including the fees and expenses arising out of or relating to the confirmations by the Rating

Agencies and the notices to (and consents of) the noteholders, equityholders or other Persons; provided, however, that neither Cohen nor the Seller shall be required to offer or grant any financial concessions or accommodations in connection with the notices to (and consents of) the noteholders, equityholders or other Persons.

(r) From the date of this Agreement through each Closing, the Seller shall take no action that materially adversely affects the ability of any Party to (i) obtain the consent of the Required Holders or Rating Agencies to the transactions contemplated in this Agreement or (ii) perform its covenants and agreements under this Agreement.

(s) The Seller and Cohen agree that for so long as ATP shall remain the Collateral Manager under the CDO Agreements, neither the Seller nor Cohen shall revoke the existing IP Licenses granting the Issuers the right to use the “Alesco” trade names.

(t) From and after the Closing, ATP covenants and agrees that it shall not interfere or object to the payment by the Issuers, or the Trustees, of the fees and expenses set forth on Schedule 4(p), including any valid fees (of the same nature and payable to the parties identified on Schedule 4(p) under the heading “Future Approved Fees and Expenses”) that accrue in accordance with the terms of the applicable Indenture after the Closing.

Section 7. Closing.

(a) The entry into the Assignments and the transfer of any Assigned CDO Agreement and Assigned Related Asset (each a “Closing”) shall take place on or before the third Business Day following the satisfaction (or, to the extent permitted by Law, waiver by the Party entitled to the benefit thereof) of the conditions set forth in Section 8 and Section 9 with respect to such Assigned CDO Agreement or Assigned Related Asset, or at such other time and date as shall be agreed between the Seller and ATP. For purposes of this Agreement, “Closing Date” means, with respect to each Assigned CDO Agreement and Assigned Related Asset, the date on which the Closing occurred with respect to such Assigned CDO Agreement and Assigned Related Asset.

(b) At each Closing:

(i) The Seller shall deliver to ATP an Assignment and Assumption Agreement in the form attached hereto as Exhibit A (the “Assignment and Assumption Agreement”) and such other bills of sale, assignments and other instruments of transfer relating to the Assigned CDO Agreements and the Related Assets being assigned by the Seller as of such Closing and as shall be reasonably requested by ATP, if any (collectively, the “Assignments”), duly executed by the Seller, in form and substance reasonably satisfactory to ATP; and

(ii) ATP shall deliver to the Seller, (1) an Assignment and Assumption Agreement and such other instruments as shall be reasonably requested by the Seller, if any, to evidence the assumption by ATP of the Assumed Liabilities being assumed as of such Closing, if any, duly executed by ATP, in form and substance reasonably satisfactory to the Seller, and (2) counterpart signature pages to the Assigned CDO Agreements, all duly executed by ATP.

Section 8. Conditions to the Obligations of ATP. The obligations of ATP to accept and assume the obligations of the Seller under any Assigned CDO Agreement and the Related Assets are subject to the satisfaction (or written waiver by ATP) at or prior to the applicable Closing of the following conditions:

(a) (i) The representations and warranties of the Seller and Cohen made in this Agreement shall be true and correct as of the date hereof and as of the applicable Closing Date as though made on such Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date) and (ii) no event or condition shall have occurred since the date of this Agreement that would have made any representation of the Seller or Cohen pursuant to Section 4(e), (g), (h)(ii), (h)(iv) or (p) fail to be true and correct if such representation were made as of the Closing Date (instead of, as set forth therein, as of the date of this Agreement).

(b) The Seller and Cohen shall have performed or complied with all obligations and covenants required by this Agreement to be performed or complied with by the Seller and Cohen by the time of such Closing.

(c) Between the date of this Agreement and the Closing Date, no fact, circumstance, development or event shall have occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Seller/Cohen Material Adverse Effect.

(d) With respect to the Assigned CDO Agreements, the Required Holders and TD Bank, N.A. shall have executed and delivered written instruments consenting to the related Assignment and Assumption Agreement providing for, among other things, the assignment of the Assigned CDO Agreements to ATP and directing the Issuer (or the Trustee, as the case may be) to consent to the assignment of the Assigned CDO Agreements to ATP; such executed written consents shall be in full force and effect and in substantially the form attached as Exhibit B; and copies of such written consents shall have been provided to ATP.

(e) With respect to the Assigned CDO Agreements, the applicable Issuer shall have executed and delivered a written instrument consenting to the related Assignment and Assumption Agreement providing for, among other things, the assignment of the Assigned CDO Agreements to ATP; such written consent shall be in full force and effect and in substantially the form attached as Exhibit C; and a copy of such written consent shall have been provided to ATP.

(f) With respect to the Assigned CDO Agreements, the Rating Agencies shall have confirmed in writing (including, without limitation, by press release, to the extent consistent with a Ratings Agency’s procedures) to the applicable Issuer, the applicable Trustee and the Seller that no withdrawal, reduction or suspension with respect to any then current rating, if any, by the Rating Agencies (including any private or confidential rating) of any class of notes issued under the applicable Indenture will occur as a result of the related Assignment and Assumption Agreement providing for, among other things, the assignment of the Assigned CDO Agreements to ATP. With respect to the Closing relating to the CDO Agreements listed on Schedule 1.1 as items one (1) through three (3) only, Sandler O’Neill & Partners, L.P. shall have executed and delivered a written instrument consenting to the assignment of the Sandler Sub-Advisory

Agreements to ATP. Such written consent shall be in full force and effect and a copy of such written consent shall have been provided to ATP.

(g) There shall not be pending or threatened by any Governmental Authority any Proceeding (or by any other person any Proceeding that has a reasonable likelihood of success) challenging, seeking to restrain or prohibit, or make illegal the Transaction. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law, or Judgment (whether temporary, preliminary or permanent) in any case which is in effect and which prevents or prohibits consummation of the Transaction.

(h) The Seller and ATP shall have entered into a services agreement with respect to the CDO Agreements being assigned as of such Closing in substantially the form attached hereto as Exhibit F (the “Cohen Services Agreement”).

(i) With respect to the initial Closing only, (i) the Assigned Assets to be assigned by the Seller to ATP at such Closing include the CDO Agreements listed on Schedule 1.1 as items 10 through 17, (ii) Cohen Brothers and ATP shall have entered into a voting agreement in substantially the form attached hereto as Exhibit E (the “Voting Agreement”), (iii) the Escrow Deposit of $11,726,811 shall be deposited by ATP with the Escrow Agent and the Seller and ATP shall have entered into the Escrow Agreement, and (iv) the initial service fee of $1,891,421 payment for the CDO Agreements assigned at the Initial Closing, as set forth in Schedule 8(i), shall be paid by ATP to Cohen simultaneously with the initial Closing pursuant to the Cohen Services Agreement. At any subsequent Closing, (A) the initial service fee payment for the CDO Agreement assigned at such subsequent Closing, as set forth in Schedule 8(i), shall be paid by ATP to Cohen simultaneously with the subsequent Closing, and (B) the applicable Escrow Deposit shall be deposited by ATP with the Escrow Agent.

(j) With respect to the initial Closing only, pursuant to Section 6(l), ATP has concluded its due diligence relating to the business, accounting and operations of the Issuers and the results of such due diligence have been satisfactory in the sole discretion of ATP.

(k) No waiver or amendment of any CDO Agreement shall have occurred prior to the Closing without the prior written consent of ATP.

(l) All amendments to the CDO Agreements shall have been duly executed and delivered by the Seller.

(m) ATP shall have received (i) a certificate signed by an authorized officer of the Seller and Cohen as to the satisfaction of the conditions contained in paragraphs (a) through (e) of this Section 8 and (ii) an opinion of Cozen O’Connor, in form and substance reasonably satisfactory to ATP and its counsel, (A) covering the due authorization, execution and delivery of this Agreement and the Assignments by the Seller and Cohen, (B) covering the enforceability of this Agreement, the Assignments, the Cohen Services Agreement and the Voting Agreement, against the Seller, Cohen and Cohen Brothers and (C) stating, subject to customary assumptions, that the execution, delivery and performance of the Assignments providing for, among other things, the assignment of the CDO Agreements as set forth in the Assignments is authorized or permitted by the CDO Agreements.

Section 9. Conditions to the Obligations of the Seller and Cohen. The obligations of the Seller to assign and transfer its obligations under any Assigned CDO Agreement and its right, title and interest in and to the Related Assets are subject to the satisfaction (or written waiver by the Seller) at or prior to the applicable Closing of the following conditions:

(a) The representations and warranties of ATP made in this Agreement shall be true and correct in all material respects as of the applicable Closing Date as though made on such Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date).

(b) ATP shall have performed or complied with all obligations and covenants required by this Agreement to be performed or complied with by ATP by the time of the Closing.

(c) Between the date of this Agreement and the Closing Date, no fact, circumstance, development or event shall have occurred that, individually or in the aggregate, has had or would reasonably be expected to have an ATP Material Adverse Effect.

(d) With respect to the Assigned CDO Agreements, the Required Holders and TD Bank, N.A. shall have executed and delivered written instruments consenting to the related Assignment and Assumption Agreement providing for, among other things, the assignment of the Assigned CDO Agreements to ATP and directing the Issuer to consent to the assignment of the Assigned CDO Agreements to ATP. With respect to of the Closing relating to the CDO Agreements listed on Schedule 1.1 as items one (1) through three (3) only, Sandler O’Neill & Partners, L.P. shall have executed and delivered a written instrument consenting to the assignment of the Sandler Sub-Advisory Agreements to ATP. Such written consents shall be in full force and effect and in substantially the form attached as Exhibit B; and copies of such executed written consents shall have been provided to ATP.

(e) With respect to the Assigned CDO Agreements, the applicable Issuer shall have executed and delivered a written instrument consenting to the related Assignment and Assumption Agreement providing for, among other things, the assignment of the Assigned CDO Agreements to ATP; such written consent shall be in full force and effect and in substantially the form attached as Exhibit C; and a copy of such written consent shall have been provided to ATP.

(f) With respect to the Assigned CDO Agreements, the Rating Agencies shall have confirmed in writing (including, without limitation, by press release, to the extent consistent with a Ratings Agency’s procedures) to the applicable Issuer, the applicable Trustee and the Seller that no withdrawal, reduction or suspension with respect to any then current rating, if any, by the Rating Agencies (including any private or confidential rating) of any class of notes issued under the applicable Indenture will occur as a result of the related Assignment and Assumption Agreement providing for, among other things, the assignment of the Assigned CDO Agreements to ATP.

(g) There shall not be pending or threatened by any Governmental Authority any Proceeding (or by any other person any Proceeding that has a reasonable likelihood of success) challenging, seeking to restrain or prohibit, or make illegal the Transaction. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law or Judgment (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the Transaction.

(h) Each of the applicable Issuers and Trustees shall have received from ATP a duly executed counterpart signature page to the Assigned CDO Agreements being assigned as of such Closing.

(i) The Seller and ATP shall have entered into the Cohen Services Agreement.

(j) Cohen Brothers and ATP shall have entered into the Voting Agreement.

(k) The Seller shall have received an opinion or opinions of Hunton & Williams LLP, counsel to ATP, in form and substance reasonably satisfactory to the Seller and their counsel, covering the due authorization, execution and delivery of this Agreement and the Assignments by ATP and the enforceability of this Agreement and the Assignments against ATP.

(l) The Seller shall have received a certificate signed by an authorized officer of ATP as to the satisfaction of the conditions contained in paragraphs (a) and (b) of this Section 9.

Section 10. Termination.

(a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Assignment and the other transactions contemplated by this Agreement abandoned at any time prior to the initial Closing and, after the initial Closing this Agreement insofar as it applies to any transactions contemplated at any subsequent Closings may be abandoned:

(i) by mutual written consent of the Seller, Cohen and ATP;

(ii) by ATP in writing if (i) the Seller or Cohen shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 8, and (B) cannot be or has not been cured on or prior to the applicable End Date; provided, however, that ATP is not then in breach of any of its covenants or agreements contained in this Agreement, (ii) if, as of any date, an event or condition shall have occurred which would have made any representation of the Seller or Cohen pursuant to Section 4(e), (g), (h)(ii) or (h)(iv) to fail to be true and correct if such representation were made as of such date (instead of, as set forth therein, as of the date of this Agreement) or (iii) ATP has notified the Seller and Cohen pursuant to Section 6(l) that the results of its due diligence with respect to the business, accounting and operations of the Issuers have not been satisfactory in the sole discretion of ATP;

(iii) by the Seller and Cohen in writing if ATP shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 9, and (ii) cannot be or has not been cured on or prior to the applicable End Date; provided, however, that neither the Seller nor Cohen is then in breach of any of its covenants or agreements contained in this Agreement; or

(iv) by the Seller and Cohen or ATP, (A) if the initial Closing does not occur on or prior to July 30, 2010 (or, such later date as may be agreed to in writing by ATP acting in good faith not later than August 15, 2010, or such later date as may be agreed to in writing by the Seller and ATP), or (B) if, subsequent to the initial Closing, a Closing or Closings relating to an aggregate of 50% of the Assigned Assets (measured according to the purchase price allocation set forth on Schedule 3(a)) does not occur by August 31, 2010 (or, such later date as may be agreed to in writing by ATP acting in good faith not later than August 31, 2010, or such later date as may be agreed to in writing by the Seller and ATP), or (C) October 1, 2010, or such later date as may be agreed to in writing by the Seller and ATP (each such date, as applicable, an “End Date”); provided, however, that no Party shall be entitled to terminate this Agreement pursuant to this clause (iv) if the failure to consummate the applicable Closing is a result of such Party’s material breach of this Agreement.

(b) In the event of termination by the Seller and Cohen or ATP pursuant to this Section 10 at any time (i) prior to the initial Closing under this Agreement, written notice thereof shall forthwith be given to the other and the transactions contemplated by this Agreement shall be terminated, without further action by any Party or (ii) subsequent to the initial Closing under this Agreement, written notice thereof shall forthwith be given to the other and the transactions contemplated by this Agreement that are contemplated to occur after the date of such termination and that do not relate to transactions in connection with a Closing that has occurred, shall be terminated, without further action by any Party.

(c) If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in this Section 10 at any time (i) prior to the initial Closing under this Agreement, this Agreement shall become null and void and of no further force and effect without further liability of any Party, except for the provisions of Sections 6(d), (g) and (o), 11 and 12 or (ii) after the initial Closing under this Agreement, this Agreement shall (A) remain in full force and effect with respect to the transactions consummated in connection with each Closing that has occurred prior to such termination and (B) become null and void and of no further force and effect without further liability of any Party, except for the provisions of Sections 6(d), (g) and (q), 11 and 12 with respect to all other transactions contemplated hereby. Nothing in this Section 10 shall be deemed to release any Party from any liability for any breach by such Party of any of its covenants or agreements under this Agreement.

Section 11. Indemnification.

(a) Indemnification.

(i) The Seller and Cohen jointly and severally agree to indemnify, defend and hold harmless ATP and its Affiliates and all of their respective officers, managers, directors, members, partners, employees, agents, successors and assigns (the “ATP Indemnified Persons”) from and against any Losses actually incurred by such ATP Indemnified Persons arising out of or resulting from (i) any breach by the Seller or Cohen of any representation or warranty of the Seller contained in this Agreement or any other Contract executed by the Parties in connection with any related Transaction, (ii) any breach by the Seller or Cohen of any covenant contained in this Agreement or any other Contract executed by the Parties in connection with the related Transactions, (iii) any related Retained Liabilities or (iv) the Issuer (A) having income that is effectively connected with the conduct of a trade or business within the United States for U.S. federal income tax purposes, (B) being subject to United States federal income tax under Section 882(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or a branch tax under Section 884 of the Code or (C) reporting any item of income on any tax return that would be treated as effectively connected with the conduct of a trade or business of the Issuer in the United States for U.S. federal income tax purposes.

(ii) ATP agrees to indemnify, defend and hold harmless the Seller, Cohen and their respective Affiliates and all of their respective officers, managers, directors, shareholders, members, partners, trustees, employees, agents, successors and assigns (the “Seller Indemnified Persons”) from and against any Losses actually incurred by the Seller Indemnified Persons arising out of or resulting from (i) any breach by ATP of any representation or warranty of ATP contained in this Agreement, (ii) any breach by ATP of any covenant contained in this Agreement or any other Contract executed by the Parties in connection with the related Transactions or (iii) any related Assumed Liabilities.

(iii) For the purposes of determining the amount of any Losses related to any claim for indemnification pursuant to Section 11(a)(i) or Section 11(a)(ii) and any limitations on indemnification pursuant to Section 11(c), such Losses shall be considered without regard to any “material,” “Material Adverse Effect,” or similar qualifications set forth herein.

(b) Procedures for Indemnification.

(i) If any ATP Indemnified Person or Seller Indemnified Person (each an “Indemnified Person”) shall claim indemnification hereunder for any claim (other than a Third Party Claim) for which indemnification is provided in Section 11(a), the Indemnified Person shall promptly, and in any event within one hundred twenty (120) days, after such Indemnified Person first becomes aware of facts that give rise to the basis for such claim, give written notice (a “Notice of Claim”) to the Seller and Cohen or ATP, as applicable, setting forth the basis for such claim and the nature and estimated amount of the claim (which estimated amount shall include, without limitation, an estimate of the Losses that may be incurred in connection with defending any such claim), all in reasonable detail. The failure to give a Notice of Claim to the Indemnifying Person shall not relieve the Indemnifying Person of any liability hereunder unless the Indemnifying Person was actually prejudiced by such failure and then only to the extent of such prejudice. If the Seller and Cohen or ATP, as applicable, disputes any claim set forth in the Notice of Claim, it shall deliver to such Indemnified Person that has given the Notice of Claim a written notice indicating its dispute of such Notice of Claim in reasonable detail (an “Objection Notice”) within thirty (30) days after the date the Notice of Claim is given (the “Response Period”).

(ii) If an Indemnified Person shall make a Third Party Claim for which indemnification is provided in Section 11(a), the Indemnified Person shall promptly, and in any event within ninety (90) days, after such Indemnified Person first becomes aware of facts which give rise to the basis for such claim, give written notice (a “Third Party Notice”) to the Seller and Cohen or ATP, as applicable (each, an “Indemnifying Person”), of the basis for such claim, setting forth the nature of the claim or demand in reasonable detail, and the estimated amount of the claim (which estimated amount shall include, without limitation, an estimate of the Losses that may be incurred in connection with defending any such claim). The failure to give a Third Party Notice to the Indemnifying Person shall not relieve the Indemnifying Person of any liability hereunder unless the Indemnifying Person was actually prejudiced by such failure and then only to the extent of such prejudice. The Indemnifying Person shall be entitled to participate therein and, to the extent that it wishes (but subject to the consent of the Indemnified Person), to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Person so long as the Indemnifying Person notifies the Indemnified Person in writing within sixty (60) days after the Indemnified Person has given a Third Party Notice to the Indemnifying Person that the Indemnifying Person will indemnify the Indemnified Person from and against the entirety of any Losses the Indemnified Person may suffer resulting from, arising out of, relating to, in the nature of, or caused by the claim, and the Indemnifying Person assumes the defense of the Proceeding. If the Indemnifying Person (with the consent of the Indemnified Person) assumes the defense of such claim, the Indemnifying Person shall not be liable to such Indemnified Person under such section for any fees of other counsel or any other expenses, incurred by such Indemnified Person in connection with the defense thereof; provided, however, that in the event that the interests of the Indemnified Person and the Indemnifying Person are, or may reasonably become, in conflict with or adverse to one another with respect to such Third Party Claim, the Indemnified Person may retain its own counsel at the Indemnifying Person’s expense with respect to such Third Party Claim. If an Indemnifying Person assumes the defense of such an action, (i) no compromise or settlement thereof may be effected by the Indemnifying Person without the Indemnified Person’s consent (which shall not be unreasonably withheld, conditioned or delayed) unless (A) there is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnified Person and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Person and (ii) the Indemnifying Person shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld, conditioned or delayed). If notice is given to an Indemnifying Person of the commencement of any action and it does not, within sixty (60) days after the Indemnified Person’s notice is given, give notice to the Indemnified Person of its election to assume the defense thereof (or the Indemnifying Person does not consent to the election by the Indemnifying Person to assume the defense thereof), the Indemnified Person shall, at the expense of the Indemnifying Person, undertake the defense of (with counsel selected by the Indemnified Person and reasonably acceptable to the Indemnifying Person) such claim, liability or expense, and shall have the right to compromise or settle such claim, liability or expense with the consent of the Indemnifying Person.

(c) Limitations on Indemnification.

(i) No ATP Indemnified Person shall be entitled to indemnification pursuant to Section 11(a)(i), unless and until the aggregate Losses incurred by all ATP Indemnified Persons in respect of all claims under Section 11(a) collectively exceed $50,000 whereupon ATP Indemnified Persons shall be entitled to indemnification hereunder (subject to the other provisions of this Section 11) from the Seller or Cohen for all such Losses incurred by ATP Indemnified Persons in excess of such $50,000 deductible. Notwithstanding the foregoing, the limitations set forth in this Section 11(c)(i) shall not apply to claims for indemnification pursuant to Section 11(a)(i) that relate to the representations and warranties contained in Section 4(n) or pursuant to Section 11(a)(i)(ii).

(ii) No Seller Indemnified Person shall be entitled to indemnification pursuant to Section 11(a)(ii), unless and until the aggregate Losses incurred by all Seller Indemnified Persons in respect of all claims under Section 11(a) collectively exceed $50,000 whereupon Seller Indemnified Persons shall be entitled to indemnification hereunder (subject to the other provisions of this Section 11) from ATP for all such Losses incurred by Seller Indemnified Persons in excess of such $50,000 deductible. Notwithstanding the foregoing, the limitations set forth in this Section 11(c)(ii) shall not apply to claims for indemnification pursuant to Section 11(a)(i) that relate to the representations and warranties contained in Section 5(f) or pursuant to Section 11(a)(ii)(ii).

(iii) No Party shall be entitled to indemnification pursuant to Section 11(a)(i)(i) or Section 11(a)(ii)(i), as the case may be, unless the party seeking indemnification notifies the other party of a claim specifying the factual basis of the claim in reasonable detail on or before the fifth (5th) anniversary of the initial Closing hereunder, in which case, the survival period shall continue until such claim is fully resolved.

(iv) Except as set forth in (vi) and (vii) below, the maximum aggregate liability of the Seller to ATP and ATP Indemnified Persons for indemnification under Section 11(a)(i)(i) of this Agreement shall not exceed the sum of (A) the aggregate Base Purchase Price paid for the Assigned CDO Agreements, (B) the amount of the Service Fees and (C) the aggregate of Losses that constitute out-of-pocket costs of such ATP Indemnified Persons.

(v) Except as set forth in (vi) and (vii) below, the maximum aggregate liability of Cohen to ATP and ATP Indemnified Persons for indemnification under Section 11(a)(i) of this Agreement shall not exceed the then applicable Cohen Indemnification Limit.

(vi) The maximum aggregate liability of the Seller and Cohen to ATP and ATP Indemnified Persons for indemnification under (A) Section 11(a)(i)(ii) in connection with a breach of Section 6(b) of this Agreement or (B) Section 11(a)(i)(iv) of this Agreement shall not exceed the then applicable Tax Indemnification Limit.

(vii) Each of the Seller, Cohen and ATP hereby agrees that the liability of the Seller and Cohen to ATP and ATP Indemnified Persons if this Agreement is terminated by ATP and the transactions contemplated hereby are abandoned as described in Section 10(a)(ii)(i) as a result of breach or failure by the Seller or Cohen of any of their respective representations or warranties prior to the initial Closing under this Agreement, be deemed to be equal to ATP’s out-of-pocket expenses.

(viii) ATP and ATP Indemnified Persons shall not be entitled to indemnification in connection with a claim under Section 11(a)(i)(iv) of this Agreement, if such Loss arises out of or relates to a change, following a Closing Date, by ATP or in the business of managing the Assigned CDO Agreements or a change, following a Closing Date, by ATP in the United States federal income tax reporting positions heretofore taken by or on behalf of the Issuer or Issuers, in question, but only to the extent such change in operations or reporting is not required or permitted under the Assigned CDO Agreements.

(d) The amount of any Losses for which indemnification is provided for under this Agreement shall be (i) reduced by any amounts actually realized as a result of any indemnification, contribution or other payment by any Third Party, (ii) reduced by any insurance proceeds or other amounts actually recovered or received from third parties with respect to such Losses; provided that the amount of any insurance proceeds received by an Indemnified Person shall be equal to the difference between (A) the actual after-tax amount of such proceeds less any deductible paid by the applicable Indemnified Person and (B) the net present value (as determined by the applicable Indemnified Person in good faith) of the aggregate incremental premium costs which are incurred by an Indemnified Person as a consequence of the Loss or event which gives rise to the payment of insurance proceeds and (iii) reduced by any Net Tax Benefit actually realized in the year of the Loss from the incurrence or payment of any such Losses. For purposes of this Section 11, a Net Tax Benefit is actually realized in the year of the Loss only if it results in a reduction of the amount of Taxes actually paid by the Indemnified Person in the taxable year in which the Loss occurs.

(e) If an Indemnified Person recovers any amount with respect to any Loss that was previously satisfied by the Indemnifying Person such Indemnified Person shall promptly pay such amount to such Indemnifying Person.

(f) An action for Losses under this Section 11 constitutes the sole and exclusive monetary remedy with respect to this Agreement.

(g) Notwithstanding anything to the contrary set forth in this Agreement, none of the Seller, Cohen and ATP shall have any obligation to indemnify any other party or their respective Indemnified Persons from and against special, indirect consequential, or punitive damages, lost profits or loss of or diminution in value.

Section 12. Miscellaneous.

(a) This Agreement may be executed in one or more counterparts (including by facsimile or portable document format (PDF)), all of which shall be considered an original copy of one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties.

(b) This Agreement, along with the schedules hereto, contains the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

(c) All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one (1) Business Day in the case of express mail or overnight courier service), as follows:

(i) if to ATP:

ATP Management LLC
c/o Fortress Investment Group LLC
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Telephone:	(212) 479-1505
Facsimile:	(212) 798-6090
Attention:	Rick Noble

with copies, which shall not constitute notice, to:

Joel A. Holsinger
Fortress Investment Group LLC
400 Galleria Parkway
Suite 1500
Atlanta, GA 30339
Telephone:	(678) 385-5905
Facsimile:	(678) 550-9105

Joshua Pack
Fortress Investment Group
10250 Constellation Blvd., Suite 2350
Los Angeles, CA 90067
Telephone:	(310) 228-3015
Facsimile:	(310) 228-3031

Hunton & Williams LLP
600 Peachtree Street, N.E., Suite 4100
Atlanta, GA 30308
Facsimile:	(404) 602-8669
Attention:	John R. Schneider, Esq.

Hunton & Williams LLP
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia 23219-4074
Facsimile:	(804) 343-4833
Attention:	S. Gregory Cope, Esq.

(ii) if to Seller or Cohen:

Cohen & Company Inc.
Circa Centre
2929 Arch Street
17th Floor
Philadelphia PA 19103
Facsimile:	(215) 701-8282
Attention:	Joseph Pooler, Chief Financial Officer

and to:

Cohen & Company Financial Management, LLC
135 East 57th Street, 21st Floor
New York, NY 10022
Facsimile:	(646) 673-8100
Attention:	Rachael Fink, Esq., General Counsel

with copies, which shall not constitute notice, to:

Cozen O’Connor
1900 Market Street
Philadelphia, PA 19103
Facsimile:	(215) 701-2228
Attention:	Anna M. McDonough, Esq.

(d) Each Party irrevocably and unconditionally submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the Seller and ATP agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the Seller, Cohen and ATP further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 12. Each of the Seller, Cohen and ATP irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(e) Each of the Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in a state or federal court located in New York, New York.

(f) No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

(g) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(h) Each Party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby. Each Party (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other Parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 12.

(i) Except as otherwise provided herein, all fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the Party incurring such expenses, whether or not the transactions contemplated hereby are consummated.

(j) No amendment, supplement or modification of this Agreement shall be effective unless in writing signed by all of the Parties.

(k) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Seller and Cohen on the one hand, or ATP, on the other hand (whether by operation of Law or otherwise) without the prior written consent of the other Parties; provided, however, that, notwithstanding the foregoing, ATP may assign any or all of its rights, interests or obligations under this Agreement to any Affiliate thereof without the consent of the Seller or Cohen. This Agreement (and all obligations hereunder) is binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns, and nothing in this Agreement, express or implied, other than the rights of the Buyer Indemnified Persons and the Seller Indemnified Persons pursuant to Section 11, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first above written.

COHEN & COMPANY INC.

By:	/s/ Joseph W. Pooler, Jr.
Name: Joseph W. Pooler, Jr.
Title: Chief Financial Officer

COHEN & COMPANY FINANCIAL MANAGEMENT, LLC

By:	/s/ Joseph W. Pooler, Jr.
Name: Joseph W. Pooler, Jr.
Title: Chief Financial Officer

ATP MANAGEMENT LLC

By:	/s/ Marc K. Furstein
Name: Marc K. Furstein
Title: Chief Operating Officer

Schedule 1.1

CDO Agreements

Collateral Management Agreements

(1)	Collateral Management Agreement, dated as of September 25, 2003, by and between Alesco Preferred Funding I, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(2)	Collateral Management Agreement, dated as of December 19, 2003, by and between Alesco Preferred Funding II, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(3)	Collateral Management Agreement, dated as of March 25, 2004, by and between Alesco Preferred Funding III, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(4)	Collateral Management Agreement, dated as of May 18, 2004, by and between Alesco Preferred Funding IV, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(5)	Collateral Management Agreement, dated as of September 14, 2004, by and between Alesco Preferred Funding V, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(6)	Collateral Management Agreement, dated as of December 21, 2004, by and between Alesco Preferred Funding VI, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(7)	Collateral Management Agreement, dated as of April 19, 2005, by and between Alesco Preferred Funding VII, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(8)	Collateral Management Agreement, dated as of August 4, 2005, by and between Alesco Preferred Funding VIII, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(9)	Collateral Management Agreement, dated as of December 15, 2005, by and between Alesco Preferred Funding IX, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(10)	Collateral Management Agreement, dated as of March 15, 2006, by and between Alesco Preferred Funding X, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(11)	Collateral Management Agreement, dated as of June 29, 2006, by and between Alesco Preferred Funding XI, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

1

(12)	Collateral Management Agreement, dated as of October 12, 2006, by and between Alesco Preferred Funding XII, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(13)	Collateral Management Agreement, dated as of November 30, 2006, by and between Alesco Preferred Funding XIII, Ltd. and Cohen & Company Financial Management, LLC.

(14)	Collateral Management Agreement, dated as of December 21, 2006, by and between Alesco Preferred Funding XIV, Ltd. and Cohen & Company Financial Management, LLC.

(15)	Collateral Management Agreement, dated as of March 29, 2007, by and between Alesco Preferred Funding XV, Ltd. and Cohen & Company Financial Management, LLC.

(16)	Collateral Management Agreement, dated as of June 28, 2007, by and between Alesco Preferred Funding XVI, Ltd. and Cohen & Company Financial Management, LLC.

(17)	Collateral Management Agreement, dated as of October 30, 2007, by and between Alesco Preferred Funding XVII, Ltd. and Cohen & Company Financial Management, LLC.

Sandler Sub-Advisory Agreements

(1)	Financial Sub-Advisory Agreement, dated as of September 25, 2003, by and between Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and Sandler O’Neill & Partners, L.P.

(2)	Financial Sub-Advisory Agreement, dated as of December 19, 2003, by and between Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and Sandler O’Neill & Partners, L.P.

(3)	Financial Sub-Advisory Agreement, dated as of March 25, 2004, by and between Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and Sandler O’Neill & Partners, L.P.

Collateral Administration Agreements

(1)	Collateral Administration Agreement, dated as of September 25, 2003, by and among Alesco Preferred Funding I, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(2)

Collateral Administration Agreement, dated as of December 19, 2003, by and among Alesco Preferred Funding II, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York

2

Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(3)	Collateral Administration Agreement, dated as of March 25, 2004, by and among Alesco Preferred Funding III, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(4)	Collateral Administration Agreement, dated as of May 18, 2004, by and among Alesco Preferred Funding IV, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(5)	Collateral Administration Agreement, dated as of September 14, 2004, by and among Alesco Preferred Funding V, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(6)	Collateral Administration Agreement, dated as of December 21, 2004, by and among Alesco Preferred Funding VI, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(7)	Collateral Administration Agreement, dated as of April 19, 2005, by and among Alesco Preferred Funding VII, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(8)	Collateral Administration Agreement, dated as of August 4, 2005, by and among Alesco Preferred Funding VIII, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(9)	Collateral Administration Agreement, dated as of December 15, 2005, by and among Alesco Preferred Funding IX, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

(10)	Collateral Administration Agreement, dated as of March 15, 2006, by and among Alesco Preferred Funding X, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

(11)	Collateral Administration Agreement, dated as of June 29, 2006, by and among Alesco Preferred Funding XI, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

3

(12)	Collateral Administration Agreement, dated as of October 12, 2006, by and among Alesco Preferred Funding XII, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

(13)	Collateral Administration Agreement, dated as of November 30, 2006, by and among Alesco Preferred Funding XIII, Ltd., Cohen & Company Financial Management, LLC and Wells Fargo Bank, National Association.

(14)	Collateral Administration Agreement, dated as of December 21, 2006, by and among Alesco Preferred Funding XIV, Ltd., Cohen & Company Financial Management, LLC and U.S. Bank National Association.

(15)	Collateral Administration Agreement, dated as of March 29, 2007, by and among Alesco Preferred Funding XV, Ltd., Cohen & Company Financial Management, LLC and LaSalle Bank National Association.

(16)	Collateral Administration Agreement, dated as of June 28, 2007, by and among Alesco Preferred Funding XVI, Ltd., Cohen & Company Financial Management, LLC and U.S. Bank National Association.

(17)	Collateral Administration Agreement, dated as of October 30, 2007, by and among Alesco Preferred Funding XVII, Ltd., Cohen & Company Financial Management, LLC and Wells Fargo Bank, National Association.

4

Schedule 1.2

Indentures

(1)	Indenture, dated as of September 25, 2003, by and among Alesco Preferred Funding I, Ltd., Alesco Preferred Funding I, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(2)	Indenture, dated as of December 19, 2003, by and among Alesco Preferred Funding II, Ltd., Alesco Preferred Funding II, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(3)	Indenture, dated as of March 25, 2004, by and among Alesco Preferred Funding III, Ltd., Alesco Preferred Funding III, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(4)	Indenture, dated as of May 18, 2004, by and among Alesco Preferred Funding IV, Ltd., Alesco Preferred Funding IV, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(5)	Indenture, dated as of September 14, 2004, by and among Alesco Preferred Funding V, Ltd., Alesco Preferred Funding V, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(6)	Indenture, dated as of December 21, 2004, by and among Alesco Preferred Funding VI, Ltd., Alesco Preferred Funding VI, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(7)	Indenture, dated as of April 19, 2005, by and among Alesco Preferred Funding VII, Ltd., Alesco Preferred Funding VII, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(8)	Indenture, dated as of August 4, 2005, by and among Alesco Preferred Funding VIII, Ltd., Alesco Preferred Funding VIII, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(9)	Indenture, dated as of December 15, 2005, by and among Alesco Preferred Funding IX, Ltd., Alesco Preferred Funding IX, Inc. and U.S. Bank National Association.

5

(10)	Indenture, dated as of March 15, 2006, by and among Alesco Preferred Funding X, Ltd., Alesco Preferred Funding X, Inc. and U.S. Bank National Association.

(11)	Indenture, dated as of June 29, 2006, by and among Alesco Preferred Funding XI, Ltd., Alesco Preferred Funding XI, Inc. and U.S. Bank National Association.

(12)	Indenture, dated as of October 12, 2006, by and among Alesco Preferred Funding XII, Ltd., Alesco Preferred Funding XII, Inc. and U.S. Bank National Association.

(13)	Indenture, dated as of November 30, 2006, by and among Alesco Preferred Funding XIII, Ltd., Alesco Preferred Funding XIII, Inc. and Wells Fargo Bank, National Association.

(14)	Indenture, dated as of December 21, 2006, by and among Alesco Preferred Funding XIV, Ltd., Alesco Preferred Funding XIV, Inc., Alesco Preferred Funding XIV (L2), Ltd. and U.S. Bank National Association.

(15)	Indenture, dated as of March 29, 2007, by and among Alesco Preferred Funding XV, Ltd., Alesco Preferred Funding XV, LLC, Alesco Preferred Funding XV (L2), Ltd. and LaSalle Bank National Association.

(16)	Indenture, dated as of June 28, 2007, by and among Alesco Preferred Funding XVI, Ltd., Alesco Preferred Funding XVI, LLC, Alesco Preferred Funding XVI (L2), Ltd. and U.S. Bank National Association.

(17)	Indenture, dated as of October 30, 2007, by and among Alesco Preferred Funding XVII, Ltd., Alesco Preferred Funding XVII, LLC, Alesco Preferred Funding XVII (L2), Ltd. and Wells Fargo Bank, National Association.

6

Schedule 1.3

Issuers

(1)	Alesco Preferred Funding I, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(2)	Alesco Preferred Funding II, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(3)	Alesco Preferred Funding III, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(4)	Alesco Preferred Funding IV, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(5)	Alesco Preferred Funding V, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(6)	Alesco Preferred Funding VI, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(7)	Alesco Preferred Funding VII, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(8)	Alesco Preferred Funding VIII, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(9)	Alesco Preferred Funding IX, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(10)	Alesco Preferred Funding X, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(11)	Alesco Preferred Funding XI, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(12)	Alesco Preferred Funding XII, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(13)	Alesco Preferred Funding XIII, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(14)	Alesco Preferred Funding XIV, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(15)	Alesco Preferred Funding XV, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

7

(16)	Alesco Preferred Funding XVI, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

(17)	Alesco Preferred Funding XVII, Ltd., an exempted company incorporated under the laws of the Cayman Islands.

8

Schedule 1.4

Rating Agencies

Fitch

Moody’s

Standard & Poor’s

Schedule 1.5

Related Assets

Source code and software necessary for ATP to establish and maintain an investor reporting website for CDO Agreements which are Assigned to ATP at a Closing.

A database for each CDO Agreement which is Assigned to ATP at a Closing containing historical financial information and underlying asset information.

Schedule 1.6

Required Holders

CDO Agreement	Required Holders

Alesco I:	Majority-in-Interest of Preferred Shareholders

Alesco II:	Majority-in-Interest of Preferred Shareholders

Alesco III:	Majority-in-Interest of Preferred Shareholders.

Alesco IV:	Majority-in-Interest of Preferred Shareholders

Alesco V:	Majority-in-Interest of Preferred Shareholders

Alesco VI:	Majority-in-Interest of Preferred Shareholders

Alesco VII:	Majority-in-Interest of Income Notes

Alesco VIII:	Majority-in-Interest of Preferred Shareholders

Alesco IX:	Majority-in-Interest of Preferred Shareholders

Alesco X:	Majority-in-Interest of Preferred Shareholders

Alesco XI:	Majority-in-Interest of Preferred Shareholders

Alesco XII:	Majority-in-Interest of Preferred Shareholders

Alesco XIII:	Majority-in-Interest of Preferred Shareholders

Alesco XIV:	Majority-in-Interest of the First Tier Preferred Shareholders

Alesco XV:	Majority-in-Interest of the First Tier Preferred Shareholders

Alesco XVI:	Majority-in-Interest of the First Tier Preferred Shareholders

Alesco XVII:	Majority-in-Interest of the First Tier Preferred Shareholders

Schedule 1.7

Collateral Management Fees Paid After 2/23/2010

	CM Payments Received After 2/23/10	CM Payment Date	Portion Accrued Through 2/23/10	Portion Accrued After 2/23/10	Retained Management Fee	CM Fees Due ATP Management
Alesco 1	$56,589	4/15/10	$23,893	$32,696	$11,947	$44,643
Alesco 1	84,883	7/15/10		84,883		84,883
Alesco 2	61,413	4/30/10	15,694	45,719	7,847	53,566
Alesco 3	55,507	4/15/10	23,436	32,071	11,718	43,789
Alesco 3	83,789	7/15/10		83,789		83,789
Alesco 4	97,608	4/30/10	24,944	72,664	12,472	85,136
Alesco 5	96,191	3/23/10	64,127	32,064	32,064	64,128
Alesco 5	93,697	6/23/10		93,697		93,697
Alesco 6	169,322	3/23/10	112,881	56,441	56,441	112,882
Alesco 6	166,828	6/23/10		166,828		166,828
Alesco 7	183,030	3/23/10	122,020	61,010	61,010	122,020
Alesco 7	174,947	6/23/10		174,947		174,947
Alesco 8	168,528	3/23/10	112,352	56,176	56,176	112,352
Alesco 8	168,562	6/23/10		168,562		168,562
Alesco 9	190,654	3/23/10	127,103	63,551	63,552	127,103
Alesco 9	179,667	6/23/10		179,667		179,667
Subtotal	2,031,217		626,450	1,404,767	313,225	1,717,992
Alesco 10	297,913	3/23/10	198,609	99,304	99,305	198,609
Alesco 10	296,563	6/23/10		296,563		296,563
Alesco 11	198,145	3/23/10	132,097	66,048	66,049	132,097
Alesco 11	191,995	6/23/10		191,995		191,995
Alesco 12	193,636	4/15/10	81,757	111,879	40,879	152,758
Alesco 12	184,523	7/15/10		184,523		184,523
Alesco 13	133,099	3/23/10	88,733	44,366	44,367	88,733
Alesco 13	131,162	6/23/10		131,162		131,162
Alesco 14	226,470	3/23/10	150,980	75,490	75,490	150,980

	CM Payments Received After 2/23/10	CM Payment Date	Portion Accrued Through 2/23/10	Portion Accrued After 2/23/10	Retained Management Fee	CM Fees Due ATP Management
Alesco 14	214,020	6/23/10		214,020		214,020
Alesco 15	156,237	3/23/10	104,158	52,079	2,079	104,158
Alesco 15	150,668	6/23/10		150,668		150,668
Alesco 16	143,841	3/23/10	95,894	47,947	47,947	95,894
Alesco 16	137,766	6/23/10		137,766		137,766
Alesco 17	56,184	3/23/10	37,456	18,728	18,728	37,456
Alesco 17	52,387	6/23/10		52,387		52,387
Subtotal	2,764,610		889,684	1,874,926	444,842	2,319,768
Total	$4,795,827		$1,516,134	$3,279,693	$758,067	$4,037,760

Schedule 1.8

Subordinated Shares

Alesco 1	$27,400,000
Alesco 2	28,300,000
Alesco 3	28,800,000
Alesco 4	33,500,000
Alesco 5	33,000,000
Alesco 6	62,300,000
Alesco 7	63,500,000
Alesco 8	59,300,000
Alesco 9	44,400,000

Subtotal	380,500,000

Alesco 10	60,400,000
Alesco 11	44,000,000
Alesco 12	44,060,000
Alesco 13	33,600,000
Alesco 14	52,000,000
Alesco 15	39,500,000
Alesco 16	26,000,000
Alesco 17	36,750,000

Subtotal	336,310,000

Total	$716,810,000

Schedule 3(a)

Allocation of Purchase Price

Base Purchase Price

Alesco 1	$218,445
Alesco 2	234,016
Alesco 3	226,572
Alesco 4	414,238
Alesco 5	394,807
Alesco 6	689,166
Alesco 7	338,316
Alesco 8	755,407
Alesco 9	808,062
Subtotal	4,079,029
Alesco 10	1,141,497
Alesco 11	754,558
Alesco 12	772,747
Alesco 13	512,563
Alesco 14	851,646
Alesco 15	611,058
Alesco 16	562,611
Alesco 17	214,289
Subtotal	5,420,971
Total	$9,500,000

Schedule 3(b)

Allocation of Excess Base Case Revenue

	First Measurement Period	Second Measurement Period	Third Measurement Period	Fourth Measurement Period	Fifth Measurement Period	Sixth Measurement Period	Seventh Measurement Period
Alesco 1	$179,070	$140,608	$130,794	$126,889	$123,101	$119,426	$115,861
Alesco 2	194,944	152,928	141,466	135,854	127,696	123,884	120,186
Alesco 3	190,105	148,994	137,588	133,481	121,866	118,228	114,699
Alesco 4	342,438	265,663	236,994	229,920	223,049	216,391	209,924
Alesco 5	331,189	256,671	223,647	216,970	210,493	204,209	198,113
Alesco 6	580,577	449,947	401,404	389,420	377,793	366,514	355,571
Alesco 7	289,188	224,121	199,669	193,719	187,935	182,325	176,882
Alesco 8	590,574	462,796	428,085	415,385	402,992	389,750	376,921
Alesco 9	615,522	482,844	451,271	440,549	427,925	415,673	401,067
Subtotal	3,313,606	2,584,572	2,350,917	2,282,187	2,202,851	2,136,400	2,069,223
Alesco 10	934,802	734,926	685,416	665,134	645,455	626,362	607,730
Alesco 11	636,545	495,092	446,039	432,725	419,808	407,277	395,120
Alesco 12	629,921	495,027	458,960	444,413	431,147	418,277	403,165
Alesco 13	424,125	332,779	309,682	298,810	288,177	279,569	270,449
Alesco 14	728,623	571,030	509,083	479,746	463,550	449,713	435,902
Alesco 15	483,367	379,325	354,198	344,018	333,749	323,787	314,122
Alesco 16	452,659	355,296	324,861	313,212	303,863	294,793	285,994
Alesco 17	212,998	147,209	124,115	121,214	117,599	114,089	110,683
Subtotal	4,503,040	3,510,684	3,212,355	3,099,272	3,003,349	2,913,867	2,823,164
Total	$7,816,646	$6,095,257	$5,563,272	$5,381,459	$5,206,200	$5,050,266	$4,892,388

*** Confidential material redacted and filed separately with the Commission.

Schedule 3(c)

Quarterly Thresholds; Seller Wiring Instructions

***

Quarterly Thresholds:

[Charts begin on following page.]

Schedule 3(c)

Quarterly Thresholds

	First Measurement Period - Quarter Ending					Second Measurement Period - Quarter Ending
	5/23/10	8/23/10	11/23/10	2/23/11	1st Period	5/23/11	8/23/11	11/23/11	2/23/12	2nd Period
Alesco 1	$49,086	$46,147	$43,212	$40,625	$179,070	$38,041	$35,764	$33,489	$33,314	$140,608
Alesco 2	53,563	50,113	47,153	44,116	194,944	41,511	38,837	36,544	36,036	152,928
Alesco 3	52,161	48,940	45,920	43,084	190,105	40,425	37,928	35,588	35,053	148,994
Alesco 4	93,975	88,188	82,730	77,546	342,438	72,830	68,346	64,116	60,371	265,663
Alesco 5	90,770	85,362	79,909	75,148	331,189	70,347	66,156	61,929	58,239	256,671
Alesco 6	158,810	149,952	139,807	132,009	580,577	123,078	116,213	108,350	102,307	449,947
Alesco 7	79,423	74,372	69,920	65,473	289,188	61,553	57,638	54,188	50,741	224,121
Alesco 8	161,900	152,176	142,529	133,969	590,574	125,472	117,936	110,460	108,927	462,796
Alesco 9	168,886	158,460	148,677	139,499	615,522	130,887	122,806	115,225	113,926	482,844

Subtotal	908,573	853,709	799,857	751,467	3,313,606	704,144	661,624	619,889	598,915	2,584,572

Alesco 10	256,559	240,586	225,859	211,798	934,802	198,833	186,454	175,041	174,598	734,926
Alesco 11	174,654	163,872	153,755	144,263	636,545	135,357	127,001	119,160	113,574	495,092
Alesco 12	172,746	162,258	152,075	142,843	629,921	133,878	125,750	117,858	117,541	495,027
Alesco 13	116,405	109,153	102,476	96,092	424,125	90,214	84,594	79,419	78,553	332,779
Alesco 14	199,677	187,818	175,784	165,344	728,623	154,749	145,559	136,232	134,489	571,030
Alesco 15	132,600	124,463	116,733	109,570	483,367	102,765	96,459	90,468	89,633	379,325
Alesco 16	124,200	116,532	109,338	102,588	452,659	96,255	90,313	84,737	83,991	355,296
Alesco 17	75,168	48,900	45,881	43,049	212,998	40,391	37,897	35,558	33,363	147,209

Subtotal	1,252,008	1,153,584	1,081,901	1,015,547	4,503,040	952,442	894,027	838,473	825,741	3,510,684

Total	$2,160,581	$2,007,293	$1,881,758	$1,767,014	$7,816,646	$1,656,586	$1,555,652	$1,458,362	$1,424,656	$6,095,257

Schedule 3(c)

Quarterly Thresholds

	Third Measurement Period - Quarter Ending					Fourth Measurement Period - Quarter Ending
	5/23/12	8/23/12	11/23/12	2/23/13	3rd Period	5/23/13	8/23/13	11/23/13	2/23/14	4th Period
Alesco 1	$33,072	$32,820	$32,575	$32,327	$130,794	$32,085	$31,840	$31,602	$31,362	$126,889
Alesco 2	35,775	35,494	35,237	34,960	141,466	34,707	34,434	34,185	32,528	135,854
Alesco 3	34,789	34,526	34,266	34,007	137,588	33,750	33,496	33,243	32,992	133,481
Alesco 4	59,923	59,472	59,022	58,577	236,994	58,134	57,696	57,260	56,829	229,920
Alesco 5	56,541	56,130	55,691	55,286	223,647	54,853	54,454	54,028	53,635	216,970
Alesco 6	101,455	100,768	99,929	99,252	401,404	98,426	97,759	96,946	96,289	389,420
Alesco 7	50,476	50,110	49,728	49,356	199,669	48,980	48,614	48,243	47,882	193,719
Alesco 8	108,226	107,412	106,620	105,827	428,085	105,032	104,229	103,455	102,667	415,385
Alesco 9	113,512	113,047	112,586	112,126	451,271	111,341	110,535	109,734	108,939	440,549

Subtotal	593,769	589,779	585,652	581,718	2,350,917	577,309	573,058	568,696	563,123	2,282,187

Alesco 10	173,287	171,995	170,704	169,431	685,416	168,159	166,905	165,653	164,417	665,134
Alesco 11	112,780	111,929	111,084	110,246	446,039	109,414	108,588	107,768	106,955	432,725
Alesco 12	116,702	114,950	114,087	113,221	458,960	112,371	111,518	110,681	109,841	444,413
Alesco 13	78,061	79,220	76,063	76,339	309,682	76,603	74,355	73,792	74,060	298,810
Alesco 14	133,815	129,564	123,324	122,381	509,083	121,470	120,540	119,643	118,093	479,746
Alesco 15	89,335	88,905	88,313	87,645	354,198	86,985	86,327	85,677	85,029	344,018
Alesco 16	83,741	80,930	80,393	79,797	324,861	79,195	78,597	78,004	77,416	313,212
Alesco 17	31,303	31,043	30,942	30,827	124,115	30,647	30,418	30,189	29,961	121,214

Subtotal	819,024	808,534	794,910	789,886	3,212,355	784,843	777,250	771,408	765,772	3,099,272

Total	$1,412,793	$1,398,313	$1,380,562	$1,371,604	$5,563,272	$1,362,153	$1,350,307	$1,340,104	$1,328,895	$5,381,459

Schedule 3(c)

Quarterly Thresholds

	Fifth Measurement Period - Quarter Ending					Sixth Measurement Period - Quarter Ending
	5/23/14	8/23/14	11/23/14	2/23/15	5th Period	5/23/15	8/23/15	11/23/15	2/23/16	6th Period
Alesco 1	$31,127	$30,890	$30,659	$30,425	$123,101	$30,198	$29,968	$29,744	$29,517	$119,426
Alesco 2	32,293	32,039	31,807	31,557	127,696	31,329	31,082	30,858	30,615	123,884
Alesco 3	30,814	30,581	30,350	30,121	121,866	29,894	29,668	29,444	29,222	118,228
Alesco 4	56,399	55,974	55,551	55,125	223,049	54,715	54,303	53,893	53,479	216,391
Alesco 5	53,215	52,829	52,415	52,034	210,493	51,627	51,251	50,850	50,481	204,209
Alesco 6	95,487	94,841	94,051	93,414	377,793	92,636	92,009	91,243	90,625	366,514
Alesco 7	47,517	47,162	46,803	46,453	187,935	46,099	45,754	45,406	45,066	182,325
Alesco 8	101,900	101,123	100,367	99,603	402,992	98,858	98,104	96,763	96,025	389,750
Alesco 9	108,150	107,367	106,590	105,818	427,925	105,053	104,293	103,538	102,790	415,673

Subtotal	556,903	552,805	548,593	544,550	2,202,851	540,408	536,433	531,739	527,819	2,136,400

Alesco 10	163,184	161,967	160,752	159,553	645,455	158,356	157,176	155,997	154,834	626,362
Alesco 11	106,148	105,347	104,552	103,762	419,808	102,979	102,202	101,431	100,665	407,277
Alesco 12	109,017	108,190	107,378	106,563	431,147	105,763	104,960	104,172	103,382	418,277
Alesco 13	73,673	71,510	71,768	71,226	288,177	70,688	70,155	69,625	69,100	279,569
Alesco 14	117,214	116,317	115,451	114,568	463,550	113,715	112,845	112,005	111,148	449,713
Alesco 15	84,389	83,750	83,120	82,491	333,749	81,870	81,250	80,638	80,029	323,787
Alesco 16	76,831	76,251	75,676	75,105	303,863	74,538	73,975	73,417	72,863	294,793
Alesco 17	29,735	29,510	29,288	29,066	117,599	28,847	28,629	28,413	28,199	114,089

Subtotal	760,190	752,842	747,983	742,334	3,003,349	736,757	731,193	725,699	720,219	2,913,867

Total	$1,317,093	$1,305,647	$1,296,576	$1,286,884	$5,206,200	$1,277,165	$1,267,626	$1,257,438	$1,248,038	$5,050,266

Schedule 3(c)

Quarterly Thresholds

	Seventh Measurement Period - Quarter Ending
	5/23/16	8/23/16	11/23/16	2/23/17	7th Period
Alesco 1	$29,296	$29,073	$28,856	$28,636	$115,861
Alesco 2	30,394	30,154	29,937	29,701	120,186
Alesco 3	29,002	28,783	28,565	28,350	114,699
Alesco 4	53,075	52,682	52,284	51,883	209,924
Alesco 5	50,086	49,721	49,332	48,974	198,113
Alesco 6	89,871	89,262	88,519	87,919	355,571
Alesco 7	44,723	44,388	44,050	43,721	176,882
Alesco 8	95,308	94,580	93,875	93,158	376,921
Alesco 9	101,409	100,644	99,884	99,130	401,067

Subtotal	523,162	519,288	515,302	511,471	2,069,223

Alesco 10	153,662	152,505	151,351	150,212	607,730
Alesco 11	99,905	99,151	98,403	97,660	395,120
Alesco 12	102,606	100,945	100,187	99,427	403,165
Alesco 13	68,578	68,061	67,158	66,651	270,449
Alesco 14	110,321	109,476	108,661	107,444	435,902
Alesco 15	79,426	78,825	78,231	77,640	314,122
Alesco 16	72,313	71,767	71,226	70,688	285,994
Alesco 17	27,986	27,775	27,565	27,357	110,683

Subtotal	714,797	708,506	702,783	697,079	2,823,164

Total	$1,237,959	$1,227,794	$1,218,084	$1,208,550	$4,892,388

Schedule 4(c)

No Conflicts

The following consents are required:

TD Bank, N.A.

CDO Agreement	Required Consents
Alesco I: • Collateral Management Agreement • Financial Sub-Advisory Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s • Sandler O’Neill & Partners, L.P.

Alesco II: • Collateral Management Agreement • Financial Sub-Advisory Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s • Sandler O’Neill & Partners, L.P.

CDO Agreement	Required Consents
Alesco III: • Collateral Management Agreement • Financial Sub-Advisory Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s • Sandler O’Neill & Partners, L.P.

Alesco IV: • Collateral Management Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

Alesco V: • Collateral Management Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

2

CDO Agreement	Required Consents
Alesco VI: • Collateral Management Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

Alesco VII: • Collateral Management Agreement	• Issuer • Majority-in-Interest of the Holders of the Income Notes • R.A.C.: • Fitch • Moody’s • Standard & Poor’s • Assured Guaranty Corp.

Alesco VIII: • Collateral Management Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

3

CDO Agreement	Required Consents

Alesco IX: • Collateral Management Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s.

Alesco X: • Collateral Management Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

Alesco XI: • Collateral Management Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

4

CDO Agreement	Required Consents

Alesco XII: • Collateral Management Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

Alesco XIII: • Collateral Management Agreement	• Issuer • Majority-in-Interest of Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

Alesco XIV: • Collateral Management Agreement	• Issuer • Majority-in-Interest of First Tier Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

5

CDO Agreement	Required Consents

Alesco XV: • Collateral Management Agreement	• Issuer • Majority-in-Interest of First Tier Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

Alesco XVI: • Collateral Management Agreement	• Issuer • Majority-in-Interest of First Tier Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s

Alesco XVII: • Collateral Management Agreement	• Issuer • Majority-in-Interest of First Tier Preferred Shareholders • R.A.C.: • Fitch • Moody’s • Standard & Poor’s.

6

Schedule 4(d)

Consents and Approvals

The following consents are required:

TD Bank, N.A.

CDO Agreement	Required Consents

Alesco I: • Collateral Management Agreement • Financial Sub-Advisory Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s. • Sandler O’Neill & Partners, L.P.

Alesco II: • Collateral Management Agreement • Financial Sub-Advisory Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s. • Sandler O’Neill & Partners, L.P.

Alesco III: • Collateral Management Agreement • Financial Sub-Advisory Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s. • Sandler O’Neill & Partners, L.P.

Alesco IV: • Collateral Management Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s

Alesco V: • Collateral Management Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco VI: • Collateral Management Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco VII: • Collateral Management Agreement	• Issuer, Majority-in-Interest of the Holders of the Income Notes, Assured Guaranty Corp., Fitch, Moody’s, Standard & Poor’s

CDO Agreement	Required Consents

Alesco VIII: • Collateral Management Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco IX: • Collateral Management Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco X: • Collateral Management Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco XI: • Collateral Management Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco XII: • Collateral Management Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco XIII: • Collateral Management Agreement	• Issuer, Majority-in-Interest of Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco XIV: • Collateral Management Agreement	• Issuer, Majority-in-Interest of the First Tier Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco XV: • Collateral Management Agreement	• Issuer, Majority-in-Interest of the First Tier Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco XVI: • Collateral Management Agreement	• Issuer, Majority-in-Interest of the First Tier Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

Alesco XVII: • Collateral Management Agreement	• Issuer, Majority-in-Interest of the First Tier Preferred Shareholders, Fitch, Moody’s, Standard & Poor’s.

2

Schedule 4(e)

Proceedings

(i) Cohen & Company is named as one of fifteen defendants in a lawsuit filed by Riverside National Bank of Florida (“Riverside”) on November 13, 2009 in the Supreme Court of the State of New York, County of New York. (A substantially similar action was filed by Riverside on August 6, 2009 in the Supreme Court of the State of New York, County of Kings, and subsequently discontinued without prejudice and refiled in New York County.) The action, titled Riverside National Bank of Florida v. The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch, Inc., Taberna Capital Management, LLC, Cohen & Company Financial Management, LLC f/k/a Cohen Bros. Financial Management LLC, FTN Financial Capital Markets, Keefe Bruyette & Woods, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., JPMorgan Chase & Co., J.P. Morgan Securities Inc., Citigroup Global Markets, Credits Suisse Securities (USA) LLC, ABN Amro, Inc., Cohen & Company, and SunTrust Robinson Humphrey, Inc., asserts claims for common law fraud, negligent misrepresentation, breach of fiduciary duty, and breach of contract in connection with Riverside’s purchase of certain CDO securities, including, but not limited to, securities from the Alesco I, II, VII, IX, X and XIII CDOs. Riverside alleges that offering materials issued in connection with the CDOs it purchased did not adequately disclose the process by which the rating agencies rated each of the securities. Riverside also alleges, among other things, that the offering materials should have disclosed an alleged conflict of interest of the rating agencies as well as the role that the rating agencies played in structuring each CDO. Riverside seeks damages in excess of $132 million, rescission of its purchases of the securities at issue, an accounting of certain amounts received by the defendants together with the imposition of a constructive trust, and punitive damages of an unspecified amount. On December 11, 2009, the defendants moved to dismiss all of Riverside’s claims. Riverside filed an opposition to the defendants’ motion on February 19, 2010, voluntarily dismissing its contract causes of action and opposing the remainder of defendants’ motion to dismiss.

(ii) Alesco Preferred Funding X, Ltd. is named as a defendant in a lawsuit filed by Leawood Bancshares, Inc. (“Leawood”) and CrossFirst Holdings, LLC (“CrossFirst”) on July 23, 2010 in the United States District Court for the Southern District of New York. The action, titled Leawood Bancshares, Inc. and CrossFirst Holdings, LLC v. Alesco Preferred Funding X, Ltd. alleges that Alesco breached a March 1, 2010 letter agreement between Leawood and Alesco by failing to sell $4 million of trust preferred securities to Leawood for $1 million on or before June 7, 2010. The complaint alleges that Leawood was a party to an Asset Contribution Agreement with CrossFirst and other parties, which agreement contained a pre-condition that the trust preferred securities be sold to Leawood. The complaint alleges that the failure by Alesco Preferred Funding X, Ltd. to complete such sale prevented Leawood and CrossFirst from closing the Asset Contribution Agreement, thereby depriving the plaintiffs from the benefits thereof.

Schedule 4(f)

Material Contracts

CDO Agreements

Collateral Management Agreements

(1)	Collateral Management Agreement, dated as of September 25, 2003, by and between Alesco Preferred Funding I, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(2)	Collateral Management Agreement, dated as of December 19, 2003, by and between Alesco Preferred Funding II, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(3)	Collateral Management Agreement, dated as of March 25, 2004, by and between Alesco Preferred Funding III, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(4)	Collateral Management Agreement, dated as of May 18, 2004, by and between Alesco Preferred Funding IV, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(5)	Collateral Management Agreement, dated as of September 14, 2004, by and between Alesco Preferred Funding V, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(6)	Collateral Management Agreement, dated as of December 21, 2004, by and between Alesco Preferred Funding VI, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(7)	Collateral Management Agreement, dated as of April 19, 2005, by and between Alesco Preferred Funding VII, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(8)	Collateral Management Agreement, dated as of August 4, 2005, by and between Alesco Preferred Funding VIII, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(9)	Collateral Management Agreement, dated as of December 15, 2005, by and between Alesco Preferred Funding IX, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(10)	Collateral Management Agreement, dated as of March 15, 2006, by and between Alesco Preferred Funding X, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(11)	Collateral Management Agreement, dated as of June 29, 2006, by and between Alesco Preferred Funding XI, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(12)	Collateral Management Agreement, dated as of October 12, 2006, by and between Alesco Preferred Funding XII, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

(13)	Collateral Management Agreement, dated as of November 30, 2006, by and between Alesco Preferred Funding XIII, Ltd. and Cohen & Company Financial Management, LLC.

(14)	Collateral Management Agreement, dated as of December 21, 2006, by and between Alesco Preferred Funding XIV, Ltd. and Cohen & Company Financial Management, LLC.

(15)	Collateral Management Agreement, dated as of March 29, 2007, by and between Alesco Preferred Funding XV, Ltd. and Cohen & Company Financial Management, LLC.

(16)	Collateral Management Agreement, dated as of June 28, 2007, by and between Alesco Preferred Funding XVI, Ltd. and Cohen & Company Financial Management, LLC.

(17)	Collateral Management Agreement, dated as of October 30, 2007, by and between Alesco Preferred Funding XVII, Ltd. and Cohen & Company Financial Management, LLC.

Sandler Sub-Advisory Agreements

(1)	Financial Sub-Advisory Agreement, dated as of September 25, 2003, by and between Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and Sandler O’Neill & Partners, L.P.

(2)	Financial Sub-Advisory Agreement, dated as of December 19, 2003, by and between Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and Sandler O’Neill & Partners, L.P.

(3)	Financial Sub-Advisory Agreement, dated as of March 25, 2004, by and between Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and Sandler O’Neill & Partners, L.P.

Collateral Administration Agreements

(1)	Collateral Administration Agreement, dated as of September 25, 2003, by and among Alesco Preferred Funding I, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(2)	Collateral Administration Agreement, dated as of December 19, 2003, by and among Alesco Preferred Funding II, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(3)	Collateral Administration Agreement, dated as of March 25, 2004, by and among Alesco Preferred Funding III, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(4)	Collateral Administration Agreement, dated as of May 18, 2004, by and among Alesco Preferred Funding IV, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(5)	Collateral Administration Agreement, dated as of September 14, 2004, by and among Alesco Preferred Funding V, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(6)	Collateral Administration Agreement, dated as of December 21, 2004, by and among Alesco Preferred Funding VI, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(7)	Collateral Administration Agreement, dated as of April 19, 2005, by and among Alesco Preferred Funding VII, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(8)	Collateral Administration Agreement, dated as of August 4, 2005, by and among Alesco Preferred Funding VIII, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(9)	Collateral Administration Agreement, dated as of December 15, 2005, by and among Alesco Preferred Funding IX, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

(10)	Collateral Administration Agreement, dated as of March 15, 2006, by and among Alesco Preferred Funding X, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

(11)	Collateral Administration Agreement, dated as of June 29, 2006, by and among Alesco Preferred Funding XI, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

(12)	Collateral Administration Agreement, dated as of October 12, 2006, by and among Alesco Preferred Funding XII, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

(13)	Collateral Administration Agreement, dated as of November 30, 2006, by and among Alesco Preferred Funding XIII, Ltd., Cohen & Company Financial Management, LLC and Wells Fargo Bank, National Association.

(14)	Collateral Administration Agreement, dated as of December 21, 2006, by and among Alesco Preferred Funding XIV, Ltd., Cohen & Company Financial Management, LLC and U.S. Bank National Association.

(15)	Collateral Administration Agreement, dated as of March 29, 2007, by and among Alesco Preferred Funding XV, Ltd., Cohen & Company Financial Management, LLC and LaSalle Bank National Association.

(16)	Collateral Administration Agreement, dated as of June 28, 2007, by and among Alesco Preferred Funding XVI, Ltd., Cohen & Company Financial Management, LLC and U.S. Bank National Association.

(17)	Collateral Administration Agreement, dated as of October 30, 2007, by and among Alesco Preferred Funding XVII, Ltd., Cohen & Company Financial Management, LLC and Wells Fargo Bank, National Association.

Indentures

(1)	Indenture, dated as of September 25, 2003, by and among Alesco Preferred Funding I, Ltd., Alesco Preferred Funding I, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(2)	Indenture, dated as of December 19, 2003, by and among Alesco Preferred Funding II, Ltd., Alesco Preferred Funding II, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(3)	Indenture, dated as of March 25, 2004, by and among Alesco Preferred Funding III, Ltd., Alesco Preferred Funding III, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(4)	Indenture, dated as of May 18, 2004, by and among Alesco Preferred Funding IV, Ltd., Alesco Preferred Funding IV, Inc. and The Bank of New York Mellon Trust

Company, National Association (successor to JPMorgan Chase Bank, National Association).

(5)	Indenture, dated as of September 14, 2004, by and among Alesco Preferred Funding V, Ltd., Alesco Preferred Funding V, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(6)	Indenture, dated as of December 21, 2004, by and among Alesco Preferred Funding VI, Ltd., Alesco Preferred Funding VI, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(7)	Indenture, dated as of April 19, 2005, by and among Alesco Preferred Funding VII, Ltd., Alesco Preferred Funding VII, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(8)	Indenture, dated as of August 4, 2005, by and among Alesco Preferred Funding VIII, Ltd., Alesco Preferred Funding VIII, Inc. and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).

(9)	Indenture, dated as of December 15, 2005, by and among Alesco Preferred Funding IX, Ltd., Alesco Preferred Funding IX, Inc. and U.S. Bank National Association.

(10)	Indenture, dated as of March 15, 2006, by and among Alesco Preferred Funding X, Ltd., Alesco Preferred Funding X, Inc. and U.S. Bank National Association.

(11)	Indenture, dated as of June 29, 2006, by and among Alesco Preferred Funding XI, Ltd., Alesco Preferred Funding XI, Inc. and U.S. Bank National Association.

(12)	Indenture, dated as of October 12, 2006, by and among Alesco Preferred Funding XII, Ltd., Alesco Preferred Funding XII, Inc. and U.S. Bank National Association.

(13)	Indenture, dated as of November 30, 2006, by and among Alesco Preferred Funding XIII, Ltd., Alesco Preferred Funding XIII, Inc. and Wells Fargo Bank, National Association.

(14)	Indenture, dated as of December 21, 2006, by and among Alesco Preferred Funding XIV, Ltd., Alesco Preferred Funding XIV, Inc., Alesco Preferred Funding XIV (L2), Ltd. and U.S. Bank National Association.

(15)	Indenture, dated as of March 29, 2007, by and among Alesco Preferred Funding XV, Ltd., Alesco Preferred Funding XV, LLC, Alesco Preferred Funding XV (L2), Ltd. and LaSalle Bank National Association.

(16)	Indenture, dated as of June 28, 2007, by and among Alesco Preferred Funding XVI, Ltd., Alesco Preferred Funding XVI, LLC, Alesco Preferred Funding XVI (L2), Ltd. and U.S. Bank National Association.

(17)	Indenture, dated as of October 30, 2007, by and among Alesco Preferred Funding XVII, Ltd., Alesco Preferred Funding XVII, LLC, Alesco Preferred Funding XVII (L2), Ltd. and Wells Fargo Bank, National Association.

Hedge Agreements

(1)	ISDA Master Agreement, dated as of September 25, 2003, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding I, Ltd.

(2)	ISDA Master Agreement, dated as of March 25, 2004, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding III, Ltd.

(3)	ISDA Master Agreement, dated as of May 18, 2004, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding IV, Ltd.

(4)	ISDA Master Agreement, dated as of September 14, 2004, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding V, Ltd.

(5)	ISDA Master Agreement, dated as of December 21, 2004, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding VI, Ltd.

(6)	ISDA Master Agreement, dated as of April 19, 2005, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding VII, Ltd.

(7)	ISDA Master Agreement, dated as of August 4, 2005, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding VIII, Ltd.

(8)	ISDA Master Agreement, dated as of December 15, 2005, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding IX, Ltd.

(9)	ISDA Master Agreement, dated as of March 15, 2006, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding X, Ltd.

(10)	ISDA Master Agreement, dated as of June 29, 2006, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding XI, Ltd.

(11)	ISDA Master Agreement, dated as of October 12, 2006, by and between Bear Stearns Capital Markets, Inc. and Alesco Preferred Funding XII, Ltd.

(12)	ISDA Master Agreement, dated as of November 30, 2006, by and between Bear Stearns Capital Markets, Inc. and Alesco Preferred Funding XIII, Ltd.

(13)	ISDA Master Agreement, dated as of December 21, 2006, by and between ABN AMRO BANK N.V. and Alesco Preferred Funding XIV, Ltd.

(14)	ISDA Master Agreement, dated as of March 29, 2007, by and between ABN AMRO BANK N.V. and Alesco Preferred Funding XV, Ltd.

(15)	ISDA Master Agreement, dated as of June 28, 2007, by and between Merrill Lynch Capital Services, Inc. and Alesco Preferred Funding XVI, Ltd.

(16)	ISDA Master Agreement, dated as of October 30, 2007, by and between The Bank of New York and Alesco Preferred Funding XVII, Ltd.

*** Confidential material redacted and filed separately with the Commission.

Schedule 4(g)

List of Additional Defaulted Securities and Hedge Defaults

***

Peotone Bancorp	Alesco III

American Community Mutual Insurance Company and Beach First National Bancshares	Alesco VII

AMCORE Financial	Alesco XV

Riverside Banking Company	Alesco XI, XII, XIV and XVII

Schedule 4(h)

Waivers and Releases

On September 25, 2009, Cohen Financial provided notice to the holders of securities in Alesco Preferred Funding I, Ltd., Alesco Preferred Funding II, Ltd., Alesco Preferred Funding III, Ltd., and Alesco Preferred Funding IV, Ltd. (“Alesco I-IV”) regarding the adoption of a Supplemental Indenture to clarify and adopt a policy relating to certain asset exchanges permitted under the applicable Indentures (the “Supplemental Indenture”). In response to the Supplemental Indenture, Hildene Capital Management, LLC (“Hildene”) objected, alleged that certain prior exchanges breached the terms of the Collateral Management Agreements and asserted that such breaches must be cured within 30 days. On December 7, 2009, Cohen Financial notified holders of securities in Alesco I-IV that it was withdrawing the Supplemental Indenture and that Cohen Financial was changing its policies and procedures with respect to exchanges based on feedback received from investors. On December 11, 2009 Hildene withdrew its proposal to remove Cohen Financial as the Collateral Manager in Alesco I-IV.

Schedule 4(k)

Notices

On September 25, 2009, Cohen Financial provided notice to the holders of securities in Alesco Preferred Funding I, Ltd., Alesco Preferred Funding II, Ltd., Alesco Preferred Funding III, Ltd., and Alesco Preferred Funding IV, Ltd. (“Alesco I-IV”) regarding the adoption of a Supplemental Indenture to clarify and adopt a policy relating to certain asset exchanges permitted under the applicable Indentures (the “Supplemental Indenture”). In response to the Supplemental Indenture, Hildene Capital Management, LLC (“Hildene”) objected, alleged that certain prior exchanges breached the terms of the Collateral Management Agreements and asserted that such breaches must be cured within 30 days. On December 7, 2009, Cohen Financial notified holders of securities in Alesco I-IV that it was withdrawing the Supplemental Indenture and that Cohen Financial was changing its policies and procedures with respect to exchanges based on feedback received from investors. On December 11, 2009 Hildene withdrew its proposal to remove Cohen Financial as the Collateral Manager in Alesco I-IV.

Schedule 4(l)

Waiver of Collateral Management Fees

None.

Schedule 4(n)

Brokers

None.

*** Confidential material redacted and filed separately with the Commission.

Schedule 4(p)

List of Fees and Expenses

                  *** [Two pages.]

*** Confidential material redacted and filed separately with the Commission.

Schedule 6(j)

ATP Wiring Instructions

***

*** Confidential material redacted and filed separately with the Commission.

Schedule 6(l)

List of Employees

***

Schedule 6(p)

List of Current Amendments, Restructuring, Waivers and Workouts

Potential restructuring and/or exchange of Cascade Bancorp trust preferred securities held in Alesco VI, X, XI and XIV, having an aggregate principal amount of $66,500,000, pursuant to that certain letter dated October 26, 2009.

Schedule 8(i)

Escrow Deposit

	Maximum Services Fee	Amount to be Delivered To Escrow Agent at Initial Closing	Service Fee to be Paid at Initial Closing
Alesco 1	$502,423	$—	$—
Alesco 2	538,236	—	—
Alesco 3	521,115	—	—
Alesco 4	952,747	—	—
Alesco 5	908,056	—	—
Alesco 6	1,585,082	—	—
Alesco 7	778,128	—	—
Alesco 8	1,737,437	—	—
Alesco 9	1,858,543	—	—
Subtotal	9,381,767	—	—
Alesco 10	2,867,600	2,469,322	398,278
Alesco 11	1,895,555	1,632,284	263,272
Alesco 12	1,941,249	1,671,631	269,618
Alesco 13	1,287,630	1,108,793	178,838
Alesco 14	2,139,454	1,842,308	297,146
Alesco 15	1,535,062	1,321,859	213,203
Alesco 16	1,413,358	1,217,058	196,300
Alesco 17	538,325	463,557	74,767
Subtotal	13,618,233	11,726,811	1,891,421
Total	$23,000,000	$11,726,811	$1,891,421

EXHIBITS

Exhibit A	Form of Assignment and Assumption Agreement
Exhibit B	Form of Required Holder’s Consent
Exhibit C	Form of Issuer’s Consent
Exhibit D	Form of Escrow Agreement
Exhibit E	Form of Voting Agreement
Exhibit F	Form of Cohen Services Agreement

Exhibit A

ASSIGNMENT AND ASSUMPTION AGREEMENT

AMONG

COHEN & COMPANY FINANCIAL MANAGEMENT, LLC,

AS EXISTING COLLATERAL MANAGER,

ATP MANAGEMENT LLC,

AS SUCCESSOR COLLATERAL MANAGER,

AND

ALESCO PREFERRED FUNDING [    ], LTD.,

AS ISSUER

DATED AS OF JULY     , 2010

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of July     , 2010 (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), by and among COHEN & COMPANY FINANCIAL MANAGEMENT, LLC, a Delaware limited liability company (the “Existing Collateral Manager”), ATP MANAGEMENT LLC, a Delaware limited liability company (together with its successors and assigns, the “Successor Collateral Manager), and ALESCO PREFERRED FUNDING [_], LTD., an exempted Cayman Islands company (together with its successors and assigns, the “Issuer”).

RECITALS:

WHEREAS, pursuant to that certain Collateral Management Agreement, dated as of             , 20    , by and between the Issuer and the Existing Collateral Manager (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Collateral Management Agreement”), the Existing Collateral Manager provides the services described in the Collateral Management Agreement;

WHEREAS, pursuant to that certain Collateral Administration Agreement, dated as of [            , 20    ], by and between the Issuer, the Existing Collateral Manager, and [U.S. Bank National Association] (“Trustee”) (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Collateral Administration Agreement” and, together with the Collateral Management Agreement, the “Assigned Agreements”), the Existing Collateral Manager provides the services described in the Collateral Administration Agreement;

WHEREAS, in accordance with the terms and subject to the conditions of this Agreement and the Master Transaction Agreement dated as of July     , 2010, by and among the Existing Collateral Manager, Cohen & Company Inc. and the Successor Collateral Manager (the “Transaction Agreement”), the Existing Collateral Manager desires to assign to the Successor Collateral Manager, effective as of the Effective Time (as defined below), all of its rights, title and interest in and to the Assigned Agreements and all duties and obligations of the Existing Collateral Manager arising under or in connection with the Assumed Liabilities (as defined below); and

WHEREAS, in accordance with the terms and subject to the conditions of this Agreement and the Transaction Agreement, the Successor Collateral Manager desires to assume, effective as of the Effective Time, all of the rights, title and interest of the Existing Collateral Manager in the Assigned Agreements and the liabilities, obligations and duties of the Existing Collateral Manager arising under or in connection with the Assumed Liabilities.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Collateral Manager, the Successor Collateral Manager, and the Issuer agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed thereto in the Assigned Agreements.

2. Assignment and Assumption.

(a) Subject to the terms of this Agreement, effective as of the Effective Time, the Existing Collateral Manager does hereby sell, assign, convey, transfer and set over to the Successor Collateral Manager, in accordance with and subject to the Transaction Agreement, all of the Existing Collateral Manager’s right, title and interest in, under and with respect to the Assigned Agreements and any liabilities, obligations and duties of the Existing Collateral Manager arising under or in connection with the Assigned Agreements to the extent, and only to the extent, such liabilities, obligations and duties relate to the period from and after the Effective Time (the “Assumed Liabilities”).

Subject to the terms of this Agreement, effective as of the Effective Time, the Successor Collateral Manager accepts the foregoing assignment and assumes the foregoing rights, duties and obligations and confirms that the Successor Collateral Manager shall be deemed a party to the Assigned Agreements. For the avoidance of doubt, the Successor Collateral Manager is not making the representations and warranties contained in Section 16(b)(vi) of the Collateral Management Agreement and neither the Successor Collateral Manager, its Affiliates nor any of their respective directors, officers, employees, agents or representatives assumes any liability arising out of, or accruing under, the Assigned Agreements with respect to any period prior to the Effective Time, which shall include but not be limited to (i) any liabilities relating to the offering and issuance of the securities described in the Indentures, (ii) any information about, or relating to, the Existing Collateral Manager or any other information contained in the Final Offering Circular or any other information provided to investors prior to the Effective Time, (iii) any act or omission to act by the Existing Collateral Manager prior to the Effective Time, (iv) any breach of a representation or warranty made by the Existing Collateral Manager or (v) any failure of the Existing Collateral Manager to comply with any provision of the Assigned Agreements. The assignment and assumption hereunder shall be effective as of 12:01 a.m., New York City Time on July 29, 2010 (the “Effective Time”).

(b) In connection with the assignment evidenced hereby, subject to the terms of this Agreement, effective as of the Effective Time, the Successor Collateral Manager irrevocably agrees to be bound by all of the terms of, and to undertake, assume and perform all obligations of the Existing Collateral Manager as contained in the Assigned Agreements from and after the Effective Time. The Successor Collateral Manager hereby represents and warrants that (i) it has received copies of the Transaction Documents, (ii) has the ability to professionally and competently perform the duties imposed upon the Collateral Manager under the Collateral Management Agreement and (iii) is legally qualified and has the capacity to act as the Collateral Manager under the Collateral Management Agreement.

(c) The Existing Collateral Manager, the Successor Collateral Manager, and the Issuer agree that (a) all references in the Assigned Agreements and the Indenture to the “Collateral Manager” or any such similar term and all references in any other documents necessary or incidental to carrying out the terms of the foregoing documents (such documents, together with the Assigned Agreements, the “Transaction Documents”) to the Existing Collateral Manager shall, from and after the Effective Time, refer to the Successor Collateral Manager, (b) all references in Section 13 of the Collateral Management Agreement to “Cohen Bros. Management” shall, from and after the Effective Time, refer to “ATP Management LLC” and (c) the fourth and fifth sentences of Section 5 of the Collateral Management Agreement which refer to “Cohen Bros. & Company, LLC, an Affiliate of the Collateral Manager” are hereby deleted in their entirety. The Successor Collateral Manager’s signature hereto shall be deemed to be an executed counterpart to the Transaction Documents duly delivered to the Issuer and to Trustee.

(d) Upon the execution and delivery of this Agreement by the Successor Collateral Manager, the Existing Collateral Manager shall be released from further obligations pursuant to the Collateral Management Agreement arising from and after the Effective Time, except with respect to its obligations arising under Section 10 of the Collateral Management Agreement prior to the date hereof and except with respect to its obligations in Section 14 and Section 40 of the Collateral Management Agreement.

(e) The Existing Collateral Manager, the Successor Collateral Manager, and the Issuer shall, at any time and from time to time, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as may reasonably be requested by any other party to obtain the full benefits of this Agreement, and of the rights and powers herein granted.

3. Waiver of Subordinate Management Fees and Incentive Management Fees.

(a) Notwithstanding anything herein to the contrary, the Successor Collateral Manager hereby waives any Subordinate Collateral Management Fee (the “Subordinate Fee”) and Incentive Management Fee (the “Incentive Fee”) it may otherwise be entitled to receive by reason of entering into this Agreement and the performance of services under the Assigned Agreements. The waiver of any Subordinate Fee and Incentive Fee will be effective as to any and all calendar years with respect to which such waiver has not been prospectively revoked in accordance with Section (3)(b) below.

(b) The Successor Collateral Manager may revoke the waiver of a Subordinate Fee or Incentive Fee annually as to any calendar year by delivering notice of such revocation to the Issuer and Trustee within the period beginning on December 15th and ending on December 31st of the preceding calendar year. Any such revocation will be effective only with respect to fees earned during the calendar year immediately following the year in which the waiver is revoked and will have no effect on any other calendar year, except to the extent interest may accrue in any such other calendar year on Subordinate Fees earned, but not paid, in the calendar year for which such revocation was effective.

4. Consent and Acknowledgement. The Issuer hereby consents to (i) the assignment by the Existing Collateral Manager to, and assumption by the Successor Collateral Manager of, the rights, title, interest, duties and obligations of the Existing Collateral Manager pursuant to the Collateral Management Agreement in accordance with Section 2(a) hereof and (ii) the release of the Existing Collateral Manager from further obligation under the Collateral Management Agreement in accordance with Section 2(d).

5. Notices; Agent for Service of Process. (a) The addresses for notice for the Existing Collateral Manager as set forth in any of the Transaction Documents, are deleted in their entirety and replaced with the following:

(i)	if to the Successor Collateral Manager:

ATP Management LLC
c/o Fortress Investment Group LLC
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Telephone:	(212) 479-1505
Facsimile:	(212) 798-6090
Attention:	Rick Noble

with copies, which shall not constitute notice, to:

Joel A. Holsinger
Fortress Investment Group LLC
400 Galleria Parkway
Suite 1500
Atlanta, GA 30339
Telephone:	(678) 385-5905
Facsimile:	(678) 550-9105

Joshua Pack
Fortress Investment Group
10250 Constellation Blvd., Suite 2350
Los Angeles, CA 90067
Telephone:	(310) 228-3015
Facsimile:	(310) 228-3031

Hunton & Williams LLP
600 Peachtree Street, N.E., Suite 4100
Atlanta, GA 30308
Facsimile:	(404) 602-8669
Attention:	John R. Schneider, Esq.

Hunton & Williams LLP
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia 23219-4074
Facsimile:	(804) 343-4833
Attention:	S. Gregory Cope, Esq.

(ii)	if to the Existing Collateral Manager:

Cohen & Company Inc.
Circa Centre
2929 Arch Street
17th Floor
Philadelphia PA 19103
Facsimile:	(215) 701-8282
Attention:	Joseph Pooler, Chief Financial Officer

and to:

Cohen & Company Financial Management, LLC
135 East 57th Street, 21st Floor
New York, NY 10022
Facsimile:	(646) 673-8100
Attention:	Rachel Fink, Esq., Chief Legal Officer

with copies, which shall not constitute notice, to:

Cozen O’Connor
1900 Market Street
Philadelphia, PA 19103
Facsimile:	(215) 701-2228
Attention:	Anna M. McDonough, Esq.

(b) The third sentence of Section 18 of the Collateral Management Agreement is hereby deleted in its entirety and the following is substituted therefor:

“The Collateral Manager irrevocably consents to the service of any and all process in any action or proceeding by the mailing of certified mail, return receipt requested, or delivery requiring signature and proof of delivery of copies of such initial process to it at c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Rick Noble.”

6. Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

8. Submission to Jurisdiction. Each of the Existing Collateral Manager and the Successor Collateral Manager irrevocably and unconditionally submits to the exclusive jurisdiction of (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Existing Collateral Manager and the Successor Collateral Manager agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the Existing Collateral Manager and the Successor Collateral Manager irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

9. Waiver of Jury Trial. Each of the Existing Collateral Manager, the Successor Collateral Manager and the Issuer irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby. Each of the Existing Collateral Manager, the Successor Collateral Manager and the Issuer hereby (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.

10. Headings. The Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

11. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or portable document format (PDF)), all of which shall be considered an original copy of one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties hereto and delivered to the other parties.

12. Entire Agreement. This Agreement, together with the Transaction Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement and supersedes all prior agreements, understandings and negotiations between the parties.

13. Full Force and Effect. As modified under this Agreement, all the terms and conditions of the Assigned Agreements shall remain in full force and effect.

14. Transaction Agreement. The terms of the Transaction Agreement, including but not limited to the Existing Collateral Manager’s representations, warranties, covenants, agreements and indemnities shall not be superseded hereby, but shall remain in full force and effect to the full extent provided therein. In the event of any direct conflict between the terms of the Transaction Agreement and this Agreement, the terms of this Agreement shall govern.

15. Amendments. This Agreement shall not be modified or amended, except by an instrument in writing executed and delivered on behalf of each of the parties hereto and upon the receipt of written confirmation from each Rating Agency (as defined in the Collateral Management Agreement) that such amendment will not cause the reduction or withdrawal of its then current ratings of any class of Rated Notes (as defined in the Collateral Management Agreement).

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Assignment and Assumption Agreement as of the day and year first above written.

COHEN & COMPANY FINANCIAL MANAGEMENT, LLC, as Existing Collateral Manager

By:
Name: Joseph W. Pooler
Title: Chief Financial Officer

ATP MANAGEMENT LLC, as Successor Collateral Manager

By:
Name:
Title:

ALESCO PREFERRED FUNDING [ ], LTD., the Issuer

By:
Name:
Title:

Exhibit B

REQUEST FOR CONSENT

Majority-in-Interest of the First Tier Preferred Shareholders

Reference is made to the Indenture (as amended, modified, waived, supplemented or restated from time to time, the “Indenture”), dated as of                      , by and among Alesco Preferred Funding          Ltd., as Issuer (the “Issuer”), Alesco Preferred Funding         , LLC, as Co-Issuer (the “Co-Issuer”) and [LaSalle Bank National Association], a national banking association organized under the laws of the United States, as Trustee (“Trustee”); and the Collateral Management Agreement, dated as of                  , 20     by and between the Issuer and Cohen & Company Financial Management, LLC, a Delaware limited liability company, as Collateral Manager (the “Collateral Manager” or the “Existing Collateral Manager”) (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Collateral Management Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture and the Collateral Management Agreement.

This request seeks the consent of a majority of the interests of the holders of the First Tier Preferred Shares of the Issuer to (i) the assignment of the Collateral Manager’s rights, obligations and duties under the Collateral Management Agreement, in their entirety, to ATP Management, LLC, a Delaware limited liability company (together with its successors and assigns, the “Successor Collateral Manager”), pursuant to the Assignment and Assumption Agreement, by and among the Existing Collateral Manager, the Successor Collateral Manager and the Issuer, substantially in the form attached hereto as Exhibit A and (ii) the execution by the Issuer of the Assignment and Assumption Agreement (clauses (i) and (ii) collectively, the “Proposal”).

In connection therewith, you are requested to approve or reject the Proposal by completing the Ballot form attached hereto as Exhibit B. Completed forms must be returned to Joseph Pooler via facsimile 215.701.8280 at the number set forth in such form no later than                  , 2010 at 4 p.m., eastern time.

COHEN & COMPANY

FINANCIAL MANAGEMENT, LLC

Date: , 2010	By:

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

(attached)

EXHIBIT B

BALLOT

COHEN & COMPANY FINANCIAL MANAGEMENT LLC

Cira Center

2929 Arch Street

17th Floor

Philadelphia, PA 19104

Facsimile: 215-701-8280

Ladies and Gentlemen:

Reference is hereby made to that certain (i) Indenture dated as of                  , 20    (as amended, modified or supplemented from time to time, the “Indenture”), by and among ALESCO PREFERRED FUNDING         , LTD., as Issuer, ALESCO PREFERRED FUNDING         , LLC, as Co-Issuer, and LASALLE BANK NATIONAL ASSOCIATION, as Trustee and (ii) Request for Consent of a Majority-in-Interest of the First Tier Preferred Shareholders dated as of                  , 2010 (the “Request for Consent”) from Cohen & Company Financial Management, LLC. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture or the Request for Consent, as applicable.

This is to certify that the Person identified below on Addendum I was a First Tier Preferred Shareholder as of                  , 2010 (the “Record Date”), of the number of First Tier Preferred Shares specified below.

IN ADDITION TO COMPLETING THIS BALLOT AND COMPLETING AND SIGNING THE PROOF OF OWNERSHIP FORM ATTACHED HERETO AS ADDENDUM I, PLEASE CLEARLY INSERT THE NUMBER OF FIRST TIER PREFERRED SHARES THAT YOU HOLD AND/OR ARE AUTHORIZED TO VOTE.

NUMBER OF FIRST TIER PREFERRED SHARES HELD:

FIRST TIER PREFERRED SHARES:

CUSIP:

The undersigned Holder of the above referenced First Tier Preferred Shares as of the Record Date ([            ]) hereby (please check ONE only):

                     consents to the Proposal.

                     objects to the Proposal.

THE ABOVE VOTES MAY BE REVOKED IN A WRITING RECEIVED BY THE TRUSTEE BY 5:00 P.M. (NEW YORK CITY TIME) ON                  , 2010, AT WHICH TIME ALL BALLOTS NOT REVOKED SHALL BECOME IRREVOCABLE.

Addendum I

First Tier Preferred Shares

of

ALESCO PREFERRED FUNDING         , LTD.

ALESCO PREFERRED FUNDING          , LLC

PROOF OF OWNERSHIP

(First Tier Preferred Shares)

Registered Holder:

Signature of Registered Holder:

Registered Holder contact name:
Registered Holder contact number:
Registered Holder e-mail address:

CUSIP:

Number of First Tier Preferred Shares:

Date:

MEDALLION GUARANTEE:

Exhibit C

REQUEST FOR CONSENT

Reference is made to the Indenture (as amended, modified, waived, supplemented or restated from time to time, the “Indenture”), dated as of December 15, 2005, by and among Alesco Preferred Funding IX, Ltd., as Issuer (the “Issuer”), Alesco Preferred Funding IX, Inc., as Co-Issuer (the “Co-Issuer”), and U.S. Bank National Association, a national banking association organized under the laws of the United States, as Trustee (“Trustee”); the Collateral Management Agreement, dated as of December 15, 2005, by and between the Issuer and Cohen Bros. Financial Management, LLC, a Delaware limited liability company (now known as “Cohen & Company Financial Management, LLC”), as Collateral Manager (the “Collateral Manager” or the “Existing Collateral Manager”) (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Collateral Management Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture and the Collateral Management Agreement.

This request seeks the consent of the Issuer to (i) the assignment by the Collateral Manager of the Collateral Management Agreement to ATP Management, LLC, a Delaware limited liability company (together with its successors and assigns, the “Successor Collateral Manager”), pursuant to the Assignment and Assumption Agreement, by and among the Existing Collateral Manager, the Successor Collateral Manager and the Issuer, substantially in the form attached hereto as Exhibit A and (ii) the execution by the Issuer of the Assignment and Assumption Agreement (clauses (i) and (ii) collectively, the “Proposal”).

In connection therewith, you are requested to approve or reject the Proposal by completing the Issuer Consent form attached hereto as Exhibit B. Completed forms must be returned to Joseph Pooler via facsimile at the number set forth in such form no later than May __, 2010 at 4:00 p.m., New York City time.

COHEN & COMPANY

FINANCIAL MANAGEMENT, LLC

Date: May , 2010	By:

2

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

(attached)

3

EXHIBIT B

ISSUER CONSENT

ALESCO PREFERRED FUNDING IX, LTD.

Cira Center

2929 Arch Street

17th Floor

Philadelphia, PA 19104

Facsimile: 215-701-8280

Attention: Joseph Pooler

Ladies and Gentlemen:

Reference is hereby made to that certain (i) Indenture dated as of December 15, 2005 (as amended, modified or supplemented from time to time, the “Indenture”), by and among ALESCO PREFERRED FUNDING IX, LTD., as Issuer, ALESCO PREFERRED FUNDING IX, INC., as Co-Issuer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee, and (ii) Request for Consent of Issuer dated as of May __, 2010 (the “Request for Consent”) from the Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture or the Request for Consent, as applicable.

The undersigned Issuer hereby (please check ONE only):

                     consents to the Proposal

                     objects to the Proposal

ALESCO PREFERRED FUNDING IX, LTD., as Issuer

By:

Name:
Title:

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Exhibit D

ESCROW AGREEMENT

This Escrow Agreement (this “Agreement”) is made this      day of July, 2010, by and among ATP Management LLC, a limited liability company organized under the laws of the State of Delaware (the “Collateral Manager”), Cohen & Company Financial Management, LLC, a limited liability company organized under the laws of the State of Delaware (the “Service Provider”), and TD Bank, N.A., a national banking association, as escrow agent (the “Escrow Agent”).

WHEREAS, the Collateral Manager and the Service Provider are parties to that certain Services Agreement dated as of the date hereof (the “Services Agreement”) pursuant to which the Collateral Manager has retained the services of the Service Provider to deliver certain reports for the benefit of the Collateral Manager in fulfilling its obligations under those certain Collateral Management Agreements and Collateral Administration Agreements listed on Exhibit A hereto (which Exhibit A may be amended by the parties from time to time to include additional Collateral Management Agreements and Collateral Administration Agreements, each an “Additional Agreement” and together with the agreements listed on Exhibit A hereto, the “Agreements”); and

WHEREAS, as set forth more fully herein, the Collateral Manager has deposited the Initial Escrow Deposit (as hereinafter defined) with the Escrow Agent to secure the payment of the Service Fee (as defined in the Services Agreement).

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Establishment of the Escrow Fund.

1.1 Upon the execution and delivery of this Agreement, the Collateral Manager shall deposit with the Escrow Agent the sum of Eleven Million Seven Hundred Twenty Six Thousand Eight Hundred and Eleven Dollars ($11,726,811) (the “Initial Escrow Deposit”) to secure the payment of the Service Fee payable under the Services Agreement.

1.2 In connection with the closing pursuant to which any Additional Agreement is sold, assigned, transferred and conveyed to the Collateral Manager in accordance with the terms and conditions of the Master Transaction Agreement dated as of July     , 2010, by and among the Service Provider, Cohen & Company Inc. and the Collateral Manager, the Collateral Manager shall deposit the sums identified on Exhibit B to secure the payment of the Service Fee payable under the Services Agreement.

1.3 Deposits made in accordance with Section 1.1 and Section 1.2 as from time to time invested and reinvested as herein provided, less any payments or distributions pursuant to Article 3, are herein called the “Escrow Fund.” Any amounts earned from the investment of the Escrow Fund (including interest, gains, amounts earned from investment of the interest earned on the Escrow Fund and other earnings realized with respect thereto) are herein called “Escrow Income and shall be deemed to be a part of the Escrow Fund. The Escrow Agent will hold, invest and dispose of the Escrow Fund, and any accretions thereto or income with respect thereto, in accordance with the terms and conditions hereof.

1.4 The parties hereto acknowledge, that for federal, state and local income tax purposes, the Escrow Income earnings on the investment of the Escrow Fund shall be the income of the Collateral Manager and shall be reportable by the Collateral Manager on its applicable tax returns.

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The parties agree that, for tax reporting purposes, all interest and other income from investment of the Escrow Fund shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service (“IRS”) and other applicable state and local tax agencies, be reported as having been earned by the Collateral Manager whether or not such income was disbursed during such calendar year.

1.5 The Escrow Agent shall provide the Collateral Manager with such information or reports as are required by the Internal Revenue Code of 1986, as amended (the “Code”), or state or local law, including, but not limited to, IRS Form 1099-INT, within the time prescribed by the Code or the applicable state or local law. The Collateral Manager shall be responsible for paying taxes (including any penalties and interest thereon) on all interest earned in the Escrow Fund and for filing all necessary tax returns with respect to such income. Neither the Service Provider Manager nor the Escrow Agent shall have any obligation to file or prepare any tax returns or prepare any other reports for any taxing authorities concerning matters covered by this Escrow Agreement. The Collateral Manager shall indemnify, defend and hold harmless the Service Provider and the Escrow Agent from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Service Provider or the Escrow Agent on or with respect to the Escrow Fund and the investment thereof.

2. Investment of the Escrow Fund. The Escrow Agent shall invest and reinvest all of the Escrow Fund and Escrow Income in any of the following as instructed by the Collateral Manager and, in the absence of instructions from the Collateral Manager, in those items described in Section 2.5:

2.1 interest-bearing savings or similar accounts of the Escrow Agent or national banks or corporations endowed with trust powers having capital and surplus in excess of $100,000,000;

2.2 obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof;

2.3 certificates of deposit of or accounts with the Escrow Agent or national banks or corporations endowed with trust powers having capital and surplus in excess of $100,000,000;

2.4 commercial paper at the time of investment rated A-1 by Standard & Poor’s Corporation or Prime-1 by Moody’s Investor’s Service, Inc. (the Escrow Agent having no liability to determine or inquire into the rating of said investment); or

2.5 the Goldman Sachs Treasury Obligations Fund (Service Shares).

3. Procedures with Respect to Release of Funds.

3.1 General. Beginning on July 31, 2010 and continuing on the last day of each month thereafter until the earlier of (i) the Termination Date (as hereinafter defined), or (ii) the time at which the balance of funds within the Escrow Fund equals zero, the Escrow Agent shall automatically release to the Service Provider the amounts listed on Exhibit C as the “Monthly Service Fee.” The Service Provider and the Collateral Manager shall update Exhibit C to include any Additional Agreement.

3.2 Release upon Expiration or Termination. Upon the earlier expiration or termination of the Services Agreement or this Agreement, the Escrow Agent shall return all remaining funds in the Escrow Fund, including Escrow Income, to the Collateral Manager.

3.3 Joint Written Instructions. Upon receipt at any time or from time to time by the Escrow Agent of joint written instructions from the Collateral Manager and the Service Provider

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directing that a payment be made to the Service Provider, the Escrow Agent shall, within five (5) days of the receipt of such instructions, deliver the portion of the Escrow Fund specified in such instructions to the party specified in such instructions.

3.4 Account Losses. Any loss or expenses incurred as a result of an investment or any action of the Escrow Agent, including but not limited to any error of judgment, mistake, negligence or misconduct (“Account Losses”), will be borne by the Escrow Fund, and the Collateral Manager shall have no obligation to make any additional deposits into the Escrow Fund on account of any such Account Losses.

3.5 Quarterly Escrow Income Release. Beginning on September 30, 2010 and continuing for each calendar quarter thereafter until the earlier of (i) the Termination Date, or (ii) the time at which the balance of funds within the Escrow Fund equals zero, the Escrow Agent shall automatically release to the Collateral Manager all Escrow Income earned by the Escrow Fund during the calendar quarter no later than the second business day immediately following the end of such quarter.

4. Termination. This Agreement shall terminate upon the earliest to occur of the following: (i) February 22 2013; and (ii) distribution of all of the Escrow Fund; or (iii) termination of Service Agreement.

5. Duties of the Escrow Agent.

5.1 Duties Limited. The Escrow Agent shall perform only the duties expressly set forth herein and shall not be liable, except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no further duties or responsibilities shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement, including, without limitation, the Services Agreement. The Escrow Agent shall have no duty to solicit any payments that may be due it hereunder.

5.2 Reliance. The Escrow Agent may rely upon, and shall be protected in acting or refraining from acting upon, any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document.

5.3 Good Faith. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith, except to the extent that a court of competent jurisdiction determines that the Escrow Agent’s gross negligence, bad faith or willful misconduct was the cause of any loss to the Collateral Manager or the Service Provider. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever

7

(including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5.4 Indemnification of Escrow Agent. The Service Provider shall indemnify the Escrow Agent and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement, including the costs and expenses incurred in defending and analyzing any such claim or potential claim of liability, except to the extent incurred as a result of gross negligence, bad faith or willful misconduct on the part of the Escrow Agent. The Escrow Agent may consult with its own counsel, and shall have full and complete authorization and protection for any action taken or suffered in good faith and in accordance with the opinion of such counsel.

6. Resignation and Termination of the Escrow Agent.

6.1 Resignation. The Escrow Agent may resign at any time by giving thirty (30) days prior written notice of such resignation to the Collateral Manager and the Service Provider. Thereafter, the Escrow Agent shall have no further obligation hereunder, except to hold the Escrow Fund as depository. In such event the Escrow Agent shall not take any action until the Collateral Manager and the Service Provider have jointly designated a banking corporation, trust company, attorney or other person as successor Escrow Agent. Upon receipt of such joint instructions, the Escrow Agent shall promptly deliver the Escrow Fund to such successor Escrow Agent and shall thereafter have no further obligations hereunder.

6.2 Termination. The Collateral Manager and the Service Provider together may terminate the appointment of the Escrow Agent hereunder upon a joint written notice specifying the date upon which such termination shall take effect. In the event of such termination, the Collateral Manager and the Service Provider shall within thirty (30) days of such notice jointly appoint a successor Escrow Agent (the “Successor Escrow Agent”). Upon the Successor Escrow Agent’s execution of this Agreement (or an agreement substantially similar to this Agreement), the Escrow Agent shall promptly deliver to such Successor Escrow Agent the Escrow Fund and Escrow Income and the Successor Escrow Agent shall thereupon be bound by all of the provisions hereof.

7. Miscellaneous.

7.1 Fees of Escrow Agent. As compensation for its services to be rendered under this Agreement the Escrow Agent shall receive an annual fee in the amount of $2,500, the first such annual fee to be payable upon the execution hereof, and the Escrow Agent shall also be reimbursed upon request for all reasonable out-of-pocket expenses, disbursements and advances, including reasonable fees of outside counsel, if any, incurred or made by it in connection with the carrying out of its duties under this Agreement. The Service Provider shall bear sole responsibility for any such compensation and expenses of the Escrow Agent. Without limiting Section 5.4 hereof, the Escrow Agent shall not deduct from, or charge against, the Escrow Fund any fees for the performance of its duties hereunder.

7.2 Taxpayer Identification Number. Each of the parties hereto will provide Escrow Agent with a completed and duly executed form W-8 or W-9, as applicable.

7.3 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by facsimile transmission or sent by certified, registered or overnight mail, postage prepaid, and shall be deemed given when sent by facsimile transmission or if mailed, five (5) days after the date of mailing, as follows:

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(i)	if to the Collateral Manager, to:

c/o Fortress Investment Group LLC 1345 Avenue of the Americas, 46th Floor New York, New York 10105
	Telephone: Facsimile: Attention:	(212) 479-1505 (212) 798-6090 Rick Noble

with a copy, which shall not constitute notice, to:

Joshua Pack Fortress Investment Group 10250 Constellation Blvd., Suite 2350 Los Angeles, CA 90067
	Telephone: Facsimile:	(310) 228-3015 (310) 228-3031

Joel A. Holsinger Fortress Investment Group LLC 400 Galleria Parkway Suite 1500 Atlanta, GA 30339
	Telephone: Facsimile:	(678) 385-5905 (678) 550-9105

Hunton & Williams LLP 600 Peachtree Street, N.E., Suite 4100 Atlanta, GA 30308
	Facsimile: Attention:	(404) 602-8669 John R. Schneider, Esq.

Hunton & Williams LLP Riverfront Plaza, East Tower 951 East Byrd Street Richmond, VA 23219-4074
	Facsimile: Attention:	(804) 343-4833 S. Gregory Cope, Esq.

(ii)	if to the Service Provider, to:

Cohen & Company Financial Management, LLC Cira Centre 2929 Arch Street, 17th Floor Philadelphia, PA 19103
	Facsimile: Attention:	(215) 701-8282 Joseph Pooler, Chief Financial Officer

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Cohen & Company Financial Management, LLC 135 East 57th Street, 21st Floor New York, NY 10022
	Facsimile: Attention:	(646) 673-8100 Rachael Fink, Esq., General Counsel

with a copy, which shall not constitute notice, to:

Cozen O’Connor 1900 Market Street Philadelphia, PA 19103
	Facsimile: Attention:	(215) 701-2228 Anna M. McDonough, Esq.

(iii)	if to the Escrow Agent, to:

Stephen R. Schaaf, Vice President TD Wealth Management Institutional Trust 1006 Astoria Blvd. Cherry Hill, NJ 08034 Phone - (856) 685-5113 / (888) 751-9000 ext. 236-5113 Fax - (856) 533-7136

Any party may by notice given in accordance with this Section 7.3 to the other parties designate another address or person for receipt of notice.

7.4 Entire Agreement. This Agreement is entered into and delivered pursuant to the Services Agreement and contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

7.5 Waivers and Amendments. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties hereto, or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

7.6 Governing Law. This Agreement shall be governed, including as to validity, interpretation and effect, by, and construed in accordance with, the laws of the State of New York. Each party to this Agreement irrevocably and unconditionally submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party to this Agreement agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each party to this Agreement further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 7.6. Each of the parties to this Agreement irrevocably and unconditionally

10

waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

7.7 Waiver of Jury Trial. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 7.7.

7.8 Assignment. This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld. This Agreement shall inure to the benefit of and be binding upon the Collateral Manager, the Service Provider and the Escrow Agent and their respective permitted successors and assigns.

7.9 Further Assurances. Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby.

7.10 Construction and Interpretation. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require. The parties acknowledge and agree that this Agreement has been freely negotiated and shall be deemed to have been drafted by the parties jointly. Accordingly, no court should construe any provision for or against any party as a result of such party being involved in the drafting of this Agreement.

7.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facsimile transmission or electronic transmission in portable document format shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COLLATERAL MANAGER:

ATP MANAGEMENT LLC

By:
Name:
Title:

SERVICE PROVIDER:

COHEN & COMPANY FINANCIAL MANAGEMENT, LLC

By:
Joseph W. Pooler, CFO

ESCROW AGENT:

TD BANK, NA:

By:
	Name:	Stephen R. Schaaf
	Title:	Vice President

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Exhibit A

Agreements

Collateral Management Agreement, dated as of March 15, 2006, by and between Alesco Preferred Funding X, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

Collateral Management Agreement, dated as of June 29, 2006, by and between Alesco Preferred Funding XI, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

Collateral Management Agreement, dated as of October 12, 2006, by and between Alesco Preferred Funding XII, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

Collateral Management Agreement, dated as of November 30, 2006, by and between Alesco Preferred Funding XIII, Ltd. and Cohen & Company Financial Management, LLC.

Collateral Management Agreement, dated as of December 21, 2006, by and between Alesco Preferred Funding XIV, Ltd. and Cohen & Company Financial Management, LLC.

Collateral Management Agreement, dated as of March 29, 2007, by and between Alesco Preferred Funding XV, Ltd. and Cohen & Company Financial Management, LLC.

Collateral Management Agreement, dated as of June 28, 2007, by and between Alesco Preferred Funding XVI, Ltd. and Cohen & Company Financial Management, LLC.

Collateral Management Agreement, dated as of October 30, 2007, by and between Alesco Preferred Funding XVII, Ltd. and Cohen & Company Financial Management, LLC.

Collateral Administration Agreement, dated as of March 15, 2006, by and among Alesco Preferred Funding X, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

Collateral Administration Agreement, dated as of June 29, 2006, by and among Alesco Preferred Funding XI, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

Collateral Administration Agreement, dated as of October 12, 2006, by and among Alesco Preferred Funding XII, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

Collateral Administration Agreement, dated as of November 30, 2006, by and among Alesco Preferred Funding XIII, Ltd., Cohen & Company Financial Management, LLC and Wells Fargo Bank, National Association.

Collateral Administration Agreement, dated as of December 21, 2006, by and among Alesco Preferred Funding XIV, Ltd., Cohen & Company Financial Management, LLC and U.S. Bank National Association.

Collateral Administration Agreement, dated as of March 29, 2007, by and among Alesco Preferred Funding XV, Ltd., Cohen & Company Financial Management, LLC and LaSalle Bank National Association.

Collateral Administration Agreement, dated as of June 28, 2007, by and among Alesco Preferred Funding XVI, Ltd., Cohen & Company Financial Management, LLC and U.S. Bank National Association.

Collateral Administration Agreement, dated as of October 30, 2007, by and among Alesco Preferred Funding XVII, Ltd., Cohen & Company Financial Management, LLC and Wells Fargo Bank, National Association.

A-1

Exhibit B

Additional Agreements – Deposit to Escrow Fund

Additional Agreement	Escrowed Amount*	Monthly Service Fee
Alesco I Collateral Management Agreement and Collateral Administration Agreement	$502,423	$13,956
Alesco II Collateral Management Agreement and Collateral Administration Agreement	$538,236	$14,951
Alesco III Collateral Management Agreement and Collateral Administration Agreement	$521,115	$14,475
Alesco IV Collateral Management Agreement and Collateral Administration Agreement	$952,747	$26,465
Alesco V Collateral Management Agreement and Collateral Administration Agreement	$908,056	$25,224
Alesco VI Collateral Management Agreement and Collateral Administration Agreement	$1,585,082	$44,030
Alesco VII Collateral Management Agreement and Collateral Administration Agreement	$778,128	$21,615
Alesco VIII Collateral Management Agreement and Collateral Administration Agreement	$1,737,437	$48,262
Alesco IX Collateral Management Agreement and Collateral Administration Agreement	$1,858,543	$51,626

* The Escrowed Amount shall be reduced by the amount paid by the Collateral Manager to the Service Provider in accordance with Section 3 (b) of the Services Agreement.

B-1

Exhibit C

Monthly Fee Schedule

Agreement	Monthly Service Fee
Alesco X Collateral Management Agreement and Collateral Administration Agreement	$79,656
Alesco XI Collateral Management Agreement and Collateral Administration Agreement	$52,654
Alesco XII Collateral Management Agreement and Collateral Administration Agreement	$53,924
Alesco XIII Collateral Management Agreement and Collateral Administration Agreement	$35,768
Alesco XIV Collateral Management Agreement and Collateral Administration Agreement	$59,429
Alesco XV Collateral Management Agreement and Collateral Administration Agreement	$42,641
Alesco XVI Collateral Management Agreement and Collateral Administration Agreement	$39,260
Alesco XVII Collateral Management Agreement and Collateral Administration Agreement	$14,953

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Exhibit E

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of July [__], 2010 between ATP Management LLC, a Delaware limited liability company (“ATP”), and Cohen Brothers LLC, a Delaware limited liability company (“Cohen”), which is a securityholder, either directly or through Affiliates, of each of the entities set forth on Exhibit A hereto (each, an “Issuer” and collectively, the “Issuers”).

WITNESSETH:

WHEREAS, pursuant to that certain Master Transaction Agreement (the “MTA”) dated as of July [    ], 2010 by and among ATP, Cohen & Company Inc., a Maryland corporation (the “Parent”), and Cohen & Company Financial Management LLC, a Delaware limited liability company (“Cohen Financial”), ATP has agreed to acquire each of the collateral manager agreements listed on Exhibit B hereto (each, a “Collateral Management Agreement” and collectively, the “Collateral Management Agreements”) whereby Cohen Financial provides the services specified therein with respect to obligations issued by the respective Issuers pursuant to the applicable Indenture (as defined below);

WHEREAS, Cohen is an Affiliate of the Parent and Cohen Financial and, as such, will receive economic benefits from the transactions contemplated by the MTA;

WHEREAS, as a condition to the willingness of ATP to enter into the MTA and as an inducement and in consideration therefor, Cohen has agreed to enter into this Agreement; and

WHEREAS, Cohen or one of its Affiliates is the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such number of shares (or options or warrants to acquire such number of shares or derivatives which convey voting rights) of voting securities of each of the Issuers as indicated on Schedule 1.1 (the “Securities”) to the Proxy (as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Defined Terms. The following terms used herein have the meanings set forth below:

1.1 “Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes hereof, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of equity interests, by contract or otherwise.

1.2 “Competing Transaction” shall mean any of the following involving an Issuer:

(i) any solicitation in opposition to the approval of the MTA and consummation of the transactions contemplated thereby;

(ii) any solicitation to approve the assignment and sale of any of the Collateral Manager Agreement to any person or entity other than ATP; or

(iii) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

1.3 “Effective Date” means July [    ], 2010.

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1.4 “Expiration Date” means the last date upon which any of the Collateral Management Agreements are in effect.

1.5 “Indenture” means any of the indentures and other equivalent documents listed on Schedule 1.2 to the MTA.

1.6 “New Securities” means:

(a) any voting securities of any of the Issuers that Cohen purchases, or with respect to which Cohen otherwise acquires beneficial ownership (whether through the exercise of any options, warrants or other rights to purchase shares of the Issuers’ securities or otherwise), after the date of this Agreement and prior to the Expiration Date; and

(b) any voting securities of any of the Issuers of which Cohen becomes the beneficial owner of as a result of any change in an Issuer’s voting securities by reason of a dividend, stock split, split-up, recapitalization, reorganization, business combination, consolidation, exchange of shares, or any similar transaction or other change in the capital structure of an Issuer affecting such Issuer’s voting securities.

1.7 “Opposing Proposal” means any of the actions or proposals described in clauses (b), (d) and (e) of Section 2.1.

1.8 “Person” means any individual, corporation, association, general partnership, limited partnership, venture, trust, association, firm, organization, company, business, entity, union, society, government (or political subdivision thereof) or governmental agency, authority or instrumentality.

2. Agreement to Vote Securities and Take Certain Other Action.

2.1 Subject to the terms and conditions hereof, after the Effective Date and prior to the Expiration Date, at every meeting of the securityholders of any Issuer at which any of the following matters is considered or voted upon, and at every adjournment or postponement thereof, and on every action or approval by written consent of the securityholders of any Issuer with respect to any of the following matters, Cohen shall vote or give written consent with respect to the Securities and any New Securities:

(a) in favor of the consent to the MTA and the transactions contemplated thereby;

(b) against any Competing Transaction from any party other than ATP or an affiliate of ATP;

(c) in favor of ATP assigning, selling or transferring its whole or partial rights and obligations under the Collateral Management Agreements to any third Person;

(d) against any other action that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the MTA or any of the other transactions contemplated by the MTA;

(e) against approval of any proposal made to remove ATP as collateral manager for any reason or terminate any of the Collateral Management Agreements; and

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(f) in favor of a successor collateral manager identified by ATP if ATP is removed as collateral manager for any reason.

2.2 After the Effective Date and prior to the Expiration Date, Cohen, as the holder of voting securities of an Issuer, shall be present, in person or by proxy, at all meetings of securityholders of an Issuer at which the matters referred to in Section 2.1 are to be voted upon so that all Securities and New Securities are counted for the purposes of determining the presence of a quorum at such meetings.

2.3 Between the Effective Date and the Expiration Date, Cohen will not (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal, (b) initiate a securityholders’ vote with respect to an Opposing Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of an Issuer with respect to an Opposing Proposal.

2.4 Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict Cohen from voting in Cohen’s sole discretion on any matter other than the matters referred to in Section 2.1.

3. Irrevocable Proxy. Cohen has delivered to ATP a duly executed proxy in the form attached hereto as Exhibit C (the “Proxy”), such Proxy covering the Securities and all issued and outstanding New Securities in respect of which Cohen is the beneficial owner and is entitled to vote at each meeting of the securityholders of an Issuer (including, without limitation, each written consent in lieu of a meeting) after the Effective Date and prior to the Expiration Date. Upon the execution of this Agreement by Cohen, Cohen hereby revokes any and all prior proxies or powers of attorney given by Cohen with respect to voting of the Securities on the matters referred to in Section 2.1 and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Securities or New Securities on the matters referred to in Section 2.1 until after the Expiration Date.

4. Representations, Warranties and Covenants.

4.1 Cohen hereby represents, warrants and covenants to ATP as follows:

(a) Cohen is the beneficial owner of the Securities set forth on Schedule 1.1 to the Proxy, which to Cohen’s knowledge, constitutes the approximate percentages of Issuer’s issued and outstanding voting securities as set forth on Schedule 1.1 to the Proxy, and (ii) Cohen’s principal place of business is accurately set forth in Section 6.5(a).

(b) Cohen is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by Cohen and constitutes the valid and binding obligation of Cohen, enforceable against Cohen in accordance with its terms, except as may be limited by (i) the effect of bankruptcy, insolvency, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.2 ATP hereby represents, warrants and covenants to Company as follows: ATP is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by ATP and

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constitutes the valid and binding obligation of ATP, enforceable against ATP in accordance with its terms, except as may be limited by (i) the effect of bankruptcy, insolvency, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5. Termination. This Agreement and the Proxy delivered in connection herewith and all obligations of Cohen hereunder and thereunder, shall automatically terminate and shall have no further force or effect as of the Expiration Date.

6. Miscellaneous.

6.1 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

6.2 Binding Effect and Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any party without the prior written consent of the other party; provided, however, ATP may, in its sole discretion, assign its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of ATP or to a purchaser of all or substantially all of the assets of ATP or an assignee by merger or reorganization. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

6.3 Amendment and Modification. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

6.4 Specific Performance; Injunctive Relief. Until the Expiration Date, the parties hereto acknowledge that ATP will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Cohen set forth herein. Therefore, it is agreed that ATP shall have the right to enforce such covenants and agreements by specific performance and injunctive relief in equity, and Cohen hereby waives any and all defenses that could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.5 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, via facsimile (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	If to Cohen, to:

Cohen Brothers LLC

c/o Cohen & Company Inc.

Circa Centre

5

2929 Arch Street

17th Floor

Philadelphia PA 19103

Facsimile: (215) 701-8282

Attention: Joseph Pooler, Chief Financial Officer

(b)	if to ATP, to:

ATP Management LLC

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

Telephone:	(212) 479-1505
Facsimile:	(212) 798-6090
Attention:	Rick Noble

with copies, which shall not constitute notice, to:

Joel A. Holsinger

Fortress Investment Group LLC

400 Galleria Parkway

Suite 1500

Atlanta, GA 30339

Telephone:	(678) 385-5905
Facsimile:	(678) 550-9105

Joshua Pack

Fortress Investment Group

10250 Constellation Blvd., Suite 2350

Los Angeles, CA 90067

Telephone:	(310) 228-3015
Facsimile:	(310) 228-3031

Hunton & Williams LLP

600 Peachtree Street, N.E., Suite 4100

Atlanta, GA 30308

Facsimile:	(404) 602-8669
Attention:	John R. Schneider, Esq.

Hunton & Williams LLP

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219-4074

Facsimile:	(804) 343-4833
Attention:	S. Gregory Cope, Esq.

or to such other address as any party hereto may designate for itself by notice given as herein provided.

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6.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

6.7 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

6.8 Further Assurances. At any time or from time to time after the date of this Agreement, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

6.9 Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Proxy (i) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and the Proxy and (ii) are not intended to confer upon any person or entity other than the parties any rights or remedies.

6.10 Counterpart. This Agreement may be executed by facsimile signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

6.11 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

6.12 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in ATP or any of its affiliates any direct or indirect ownership or incidence of ownership of or with respect to any Securities or New Securities. Except as specifically set forth herein with respect to the voting on certain express matters, all rights, ownership and economic benefits of or relating to the Securities and New Securities shall remain vested in and belong to Cohen.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be executed as of the date first above written.

ATP MANAGEMENT LLC		COHEN BROTHERS LLC

By:
By:		Joseph W. Pooler
Name:		Chief Financial Officer
Title:

[Signature Page to Irrevocable Proxy]

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EXHIBIT A

Exhibit A - 1

EXHIBIT B

Exhibit B - 1

EXHIBIT C

IRREVOCABLE PROXY

The undersigned, Cohen Brothers LLC, a Delaware limited liability company (the “Cohen”), hereby irrevocably appoints the managing members of ATP Management LLC, a Delaware limited liability company (“ATP”), and each of them, or any other designee of ATP, after the Effective Date and prior to the Expiration Date as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the full extent that the undersigned is entitled to do so) with respect to all of the voting securities of the Issuers (as defined in the MTA) that now are owned of record by Cohen and are owned as of any record date relevant for a vote (collectively, the “Securities”) in accordance with the terms of this Irrevocable Proxy. The Securities beneficially owned by Cohen as of the date of this Irrevocable Proxy are listed on Schedule 1.1 to this Irrevocable Proxy. Upon Cohen’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to the voting of any Securities or New Securities on the matters referred to in the third full paragraph of this Irrevocable Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to such matters until after the Expiration Date. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in that certain Voting Agreement dated July [    ], 2010 by and between Cohen and ATP.

This Irrevocable Proxy is irrevocable, is coupled with an interest, and is granted in consideration of ATP entering into that certain Master Transaction Agreement dated as of July [    ], 2010 (the “MTA”) by and among ATP, Cohen & Company Inc. and Cohen Financial Management LLC and is effective until the Expiration Date.

The attorneys and proxies named above, and each of them are, hereby authorized and empowered by the undersigned, at any time after the Effective Date and prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Securities and any New Securities, and to exercise all voting rights of the undersigned with respect to the Securities and any New Securities (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of the securityholders of any Issuer and in every written consent in lieu of such meeting:

(a) in favor of the consent to the MTA and the transactions contemplated thereby;

(b) against any Competing Transaction from any party other than ATP or an affiliate of ATP;

(c) in favor of ATP assigning, selling or transferring its whole or partial rights and obligations under the Collateral Management Agreements to any third Person;

(d) against any other action that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the MTA or any of the other transactions contemplated by the MTA; and

(e) against approval of any proposal made to remove ATP as collateral manager for any reason or terminate any of the Collateral Management Agreements; and

(f) in favor of a successor collateral manager identified by ATP, if ATP is removed as collateral manager for any reason.

Exhibit C - 1

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned may vote the Securities or New Securities on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

[Signature Page Follows.]

Exhibit C - 2

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: July     , 2010

COHEN BROTHERS LLC

By:
Name:
Title:

[Signature Page to Irrevocable Proxy]

Exhibit C - 3

Schedule 1.1

ISSUER	CUSIP	SHARES HELD	REGISTERED HOLDER

ALESCO X	01449X203	24,160 Preferred Shares (20,521 DTC; 3,639 Physical)	Physical – Cohen Brothers, LLC DTC – Royal Bank of Canada

ALESCO XI	G01598104	17,600 Preferred Shares (10,000 DTC; 7,600 Physical)	Physical – Alesco Holdings, Ltd. DTC – Royal Bank of Canada

ALESCO XII	10449V207	17,624 Preferred Shares	Sunset Holdings, Ltd.

ALESCO XIII	014494207	22,950 Preferred Shares	Cohen Brothers, LLC

ALESCO XIV	014499AA5	20,800 First Tier Preferred Shares	Alesco Holdings, Ltd.

ALESCO XV	01449U209	15,600 First Tier Preferred Shares	Alesco Holdings, Ltd.

ALESCO XVI	01450E201	10,400 First Tier Preferred Shares	Alesco Holdings, Ltd.

ALESCO XVII	01450Y207	14,700 First Tier Preferred Shares	Alesco Holdings, Ltd.

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Exhibit F

SERVICES AGREEMENT

THIS SERVICES AGREEMENT (this “Agreement”) is made as of the ___th day of July, 2010, by and between ATP Management LLC, a limited liability company organized under the laws of the State of Delaware (the “Collateral Manager”), and Cohen & Company Financial Management LLC, a limited liability company organized under the laws of the State of Delaware (the “Service Provider”).

WHEREAS, the Collateral Manager is a party to those Collateral Management Agreements (the “Collateral Management Agreements” and Collateral Administration Agreements (“Collateral Administration Agreements”) listed on Exhibit A hereto (which Exhibit A may be amended by the parties from time to time (collectively, the “Agreements”)) by and among the Issuer, the Collateral Manager and the Trustee identified in each such Agreement;

WHEREAS, the Service Provider has experience in preparing certain Reports (as defined herein) related to the Issuers and the Collateral, which will assist the Collateral Manager in fulfilling its obligations under the Agreements;

WHEREAS, each of the Collateral Manager and the Service Provider desires that the Collateral Manager retain the services of the Service Provider to deliver the Reports for the benefit of the Collateral Manager; and

WHEREAS, the Collateral Manager has deposited the amounts identified on Exhibit B hereto as the Escrowed Amount (which amount shall be increased by the applicable amounts on Exhibit C to reflect any amendments to Exhibit A to include any additional Agreements (such amount, the “Escrow Fund”)) with TD Bank, N.A. (the “Escrow Agent”) to secure the payment of the Service Fees (as defined herein).

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. General. Except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings specified in those indentures listed on Exhibit D hereto (which Exhibit D may be amended by the parties from time to time) (each such indenture, an “Indenture” and together, the “Indentures”) or, if not defined therein, as defined in the Agreements.

Section 2. Service Provider Reports.

(a) No later than twenty-five (25) days following the last business day of each quarter during the Term (as defined herein), the Service Provider shall prepare and deliver a written report to the Collateral Manager for each of the Indentures which report shall include the Collateral Overview Report. As used herein the “Collateral Overview Report” means a summary, by Issuer, setting forth:

(i)	a Collateral Overview for Bank Collateral setting forth: (1) the Number of Companies, (2) Total Assets, (3) Loans/Deposits, (4) Tier-1 Ratio, (5) Total Risk Based Capital Ratio, (6) Net Income, (7) ROAA, (8) ROAE, (9) Efficiency Ratio, (10) NPLs/Loans and (11) Reserves to NPLs, for the most recent quarter end for which financial information is available; and

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(ii)	a Collateral Overview for Insurance Collateral setting forth: (1) Number of Companies, (2) Capitalization, (3) Admitted Assets, (4) NPW or Total Policy Revenue, (5) Combined Ratio, (6) NPW/PHS Leverage and (7) Return on Equity, for the most recent quarter end for which financial information is available.

(b) No later than ninety (90) days following the last business day of each quarter during the Term (as defined herein), the Service Provider shall deliver a written report to the Collateral Manager for each of the Indentures which shall include: the Score for Collateral Debt Securities Report, and the Securities Watch List Report. As used herein the “Score for Collateral Debt Securities Report” means:

(i)	that score (1-5; with defaulted or deferring Collateral receiving a score of 6) for Bank Collateral prepared in accordance with the Service Provider’s internal system using the following categories: capitalization, profitability, asset quality and liquidity; and

(ii)	that score (1-5; with defaulted or deferring Collateral receiving a score of 6) for Insurance Collateral prepared in accordance with the Service Providers internal system using certain Financial Strength Ratings and Security Ratings.

As used herein the “Securities Watch List Report” means a list of certain Collateral that fails to meet certain internal tests that are consistent with the Service Provider’s past practice based upon a review of Profitability, Balance Sheet, Credit Quality and Capital Adequacy. In preparing the Watch List, the Service Provider may review reports of SNL Financial, LC and others.

The reports delivered in accordance with (a) and (b) above shall be referred to herein as, the “Reports.”

(c) The obligation of the Service Provider to deliver the Reports is subject to the Service Provider’s timely receipt of necessary reports and appropriate information from the applicable Issuer. To the extent that such reports and information are not timely received, the Service Provider shall notify the Collateral Manager and the Collateral Manager shall promptly request such reports and information from the applicable Issuer and shall use commercially reasonable efforts to obtain such information.

(d) The Service Provider shall follow its customary standards, policies and procedures in the performance of the Service Provider’s duties hereunder.

The Service Provider in performing its duties under this Agreement, shall dedicate the resources of the Alesco Portfolio Management Team (collectively, the “Dedicated Resources”). If, during the Term, the employment of any of the individuals who comprise the Dedicated Resources is terminated or such individuals are re-allocated to other portions of the Service Provider’s business, the Service Provider shall promptly replace such individual(s).

(e) Notwithstanding the foregoing, the Collateral Manager shall not be relieved of any of its duties under the Agreements, regardless of the Service Provider’s delivery of the Reports. In no event shall the Service Provider have any obligations under the Indenture or the Agreements or to the Issuer, the Trustee or the Collateral Administrator.

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Section 3. Fees. In consideration of and as compensation for the preparation and delivery of the Reports and as an inducement to the Service Provider to prepare and deliver the Reports (the “Service Fee”):

(a) on the date hereof, for each Agreement, the Collateral Manager shall deliver an amount equal to the product of the Monthly Service Fee allocated to such Agreement on Exhibit B hereto and five (5);

(b) on the date the parties amend Exhibit A to include an additional Agreement, the Collateral Manager shall deliver an amount equal to the product of the Monthly Service Fee allocated to such Agreement on Exhibit C hereto and the number of months having passed between such date and February, 2010 (including February, 2010); and

(c) provided this Agreement has not been terminated in accordance with Section 8 herein, on the final business day of each month during the Term (defined below), on behalf of the Collateral Manager, the Escrow Agent shall automatically release from the Escrow Fund the amounts set forth on Exhibits B or C hereto, as applicable, as the Monthly Service Fee for each of the Agreements (including any Agreements which have been added to Exhibit A hereto) to the Service Provider. The Service Fees paid to the Service Provider shall in no event exceed the aggregate total of the amounts listed on Exhibits B or C under the heading “Escrowed Amounts,” which correspond to the Agreements listed on Exhibit A and the possible Additional Agreements. The Collateral Manager shall have no additional financial obligations to pay the Service Provider fees for the services to be performed hereunder upon deposit of the amount set forth on Exhibits B and C, as applicable, as the Escrowed Amount for each of the Agreements, including any Agreements which have been added to Exhibit A hereto.

Section 4. Expenses.

(a) Subject to Section 4(b) below, the Service Provider shall be responsible for all of the costs of preparing the Reports, including, without limitation, research and investment monitoring costs, its overhead costs and expenses, including, without limitation its employee compensation.

(b) To the extent that expenses are reimbursable by the Issuer (as set forth in the Agreements), upon request of the Service Provider, the Collateral Manager shall seek payment in full from the Issuer for such expenses incurred by the Service Provider on behalf of the Collateral Manager and the Collateral Manager, in accordance with the Indentures, shall instruct the Trustee to pay such reimbursements as directed by the Service Provider.

Section 5. Representations and Warranties.

(a) The Collateral Manager represents and warrants to the Service Provider and agrees as follows:

(i) It is duly organized, validly existing and in good standing under the laws of the State of Delaware. It has full limited liability company power and authority to enter into and perform its obligations under this Agreement and to conduct its business as currently being conducted. It is qualified to conduct its business and is in good standing in every jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify would reasonably be expected to have a material adverse effect on its ability to comply with or perform its obligations under this Agreement.

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(ii) This Agreement has been duly and validly authorized, executed and delivered on behalf of it, and assuming the due authorization, execution and delivery by the Service Provider of this Agreement, is a valid and binding agreement of it enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditor’s rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(iii) The execution and delivery of this Agreement and the incurring and performance of the obligations contemplated in this Agreement by it will not conflict with, violate, breach or constitute a default under any term or provision of its formation documents, or any indenture, mortgage, deed of trust, loan agreement, or other agreement, document or instrument to which it is a party or by which it is bound, or to which any of its property or assets is subject, or any applicable law, rule, regulation, judgment, order or decree binding on the Collateral Manager or to its property or assets or other legal requirement applicable to it or to its property or assets, which conflict, violation, breach or default would reasonably be expected to have a material adverse effect on its ability to comply with or perform its obligations under this Agreement.

(iv) The Collateral Manager has complied with any applicable law having application to its business, properties and assets, the violation of which would reasonably be expected to materially and adversely affect its ability to comply with and perform its obligations under this Agreement There are no proceedings, notices of investigations or investigations pending or, to its knowledge and belief, threatened against it or any Affiliate regarding noncompliance with any applicable law, or at law or in equity, or before or by any court, any foreign, federal, state, municipal or other governmental department, commission, board, bureau, agency, or instrumentality or any other regulatory body, in which an adverse decision would reasonably be expected to adversely affect its ability to comply with or perform its obligations under this Agreement.

(v) The Collateral Manager has maintained all governmental, self regulatory and exchange licenses and approvals and has effected all filings and registrations with every regulatory body having jurisdiction over it, except as would not reasonably be expected to have an adverse effect on its ability to conduct its business or perform its obligations under this Agreement.

(vi) The foregoing representations and warranties and agreements shall be continuing during the Term, and if at any time any event shall occur which would make any of the foregoing incomplete or inaccurate, the Collateral Manager shall promptly notify the Service Provider of the occurrence of such event. The Collateral Manager shall also promptly notify the Service Provider of any breach of this Agreement by it.

(b) The Service Provider represents and warrants to the Collateral Manager and agrees as follows:

(i) The Service Provider is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Service Provider has full limited liability company power and authority to enter into and perform its obligations under this Agreement and to conduct its business as currently being conducted. The Service Provider is qualified to conduct business and is in good standing in every jurisdiction in which the nature or conduct of its business requires such qualification and the failure to qualify would reasonably be expected to

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have a material adverse effect on its ability to comply with or perform its obligations under this Agreement.

(ii) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Service Provider, and assuming the due authorization, execution and delivery by the Collateral Manager of this Agreement, is a valid and binding agreement of the Service Provider enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditor’s rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(iii) The execution and delivery of this Agreement and the performance of the obligations contemplated in this Agreement by it will not conflict with, violate, breach or constitute a default under any term or provision of its formation documents, or any indenture, mortgage, deed of trust, loan agreement or other agreement, document or instrument to which it is a party or by which it is bound, or to which any of its property or assets is subject, or any applicable law, rule, regulation, judgment, order or decree binding on the Service Provider or to its property or assets or other legal requirement applicable to it or to its property or assets, which conflict, violation, breach or default would reasonably be expected to have a material adverse effect on its ability to comply with or perform its obligations under this Agreement.

(iv) The Service Provider has complied with any applicable law having application to its business, properties and assets, the violation of which would reasonably be expected to materially and adversely affect its ability to comply with and perform its obligations under this Agreement. There are no proceedings, notices of investigation or investigations pending or, to the knowledge and belief of the Service Provider, threatened against the Service Provider or any Service Provider Affiliate regarding noncompliance with any applicable law, or at law or in equity, or before or by any court, any foreign, federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, or any other regulatory body, in which an adverse decision would reasonably be expected to adversely affect its ability to comply with or perform its obligations under this Agreement.

(v) The Service Provider has maintained all governmental, self-regulatory and exchange licenses and approvals and has effected all filings and registrations with every regulatory body having jurisdiction over it, except as would not reasonably be expected to have an adverse effect on its ability to conduct its business or perform its obligations under this Agreement.

(vi) The Service Provider has (a) complied with all conditions precedent, (b) provided all necessary notices and (c) obtained all required consents set forth in the Agreements in connection with the execution and delivery of this Agreement.

(vii) The foregoing representations and warranties and agreements shall be continuing during the Term, and if at any time any event shall occur which would make any of the foregoing incomplete or inaccurate, the Service Provider shall promptly notify the Collateral Manager of the occurrence of such event. The Service Provider shall also promptly notify the Collateral Manager of any breach of this Agreement by it.

Section 6. Covenants.

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(a) Compliance with Laws. The Service Provider shall comply with any applicable law having application to its business, properties and assets, the violation of which would reasonably be expected to adversely affect its ability to comply with and perform its obligations under this Agreement. The Collateral Manager shall comply with any applicable law having application to its business, properties and assets, the violation of which would reasonably be expected to adversely affect its ability to comply with and perform its obligations under the Collateral Management Agreement.

(b) Regulatory Requirements. The Service Provider shall maintain all governmental, self-regulatory and exchange licenses and approvals and has effected all filings and registrations with every regulatory body having jurisdiction over it, except as would not reasonably be expected to have an adverse effect on its ability to conduct its business or perform its obligations under this Agreement. The Collateral Manager shall maintain all governmental, self-regulatory and exchange licenses and approvals and shall affect all filings and registrations with every regulatory body having jurisdiction over it, except as would not reasonably be expected to have an adverse effect on its ability to conduct its business or perform its obligations under this Agreement.

(c) Access. During the Term and for a period of three (3) years following the earlier expiration or termination of this Agreement, at the Collateral Manager’s sole expense, the Service Provider shall, and shall cause each of its Affiliates, to provide the Collateral Manager and its authorized agents, Affiliates, officers and representatives (a) reasonable access to the files, data and information used in the preparation of the Reports (“Records”), managers and officers of the Service Provider; provided, however, that such examinations and investigations shall be conducted during the Service Provider’s normal business hours and in the presence of a designated representative of the Service Provider and shall not unreasonably interfere with the operations and activities of the Service Provider; (b) copies of all Records as the Collateral Manager may reasonably request; and (c) such additional data and information relating to the services provided by the Service Provider under this Agreement, as the Collateral Manager may reasonably request.

(d) Confidentiality. In the process of preparing and delivering the Reports or otherwise in connection with this Agreement, the Service Provider may have access to Confidential Information (as hereinafter defined) of the Collateral Manager. Without limiting the applicability of any other obligation of confidentiality to which the Collateral Manager or its Affiliates may be bound, the Service Provider agrees to keep (and cause its Affiliates and its and their respective employees, agents and independent contractors to keep) any Confidential Information strictly in confidence, not to disclose it to any third party without prior written approval of the Collateral Manager and to use it only for the purposes set forth in this Agreement, except (a) as required by applicable law, in which case the Service Provider shall notify the Collateral Manager prior to disclosing such Confidential Information and shall use its commercially reasonable efforts to obtain a protective order or otherwise prevent or minimize disclosure of such Confidential Information, or (b) with the express prior written approval of the Collateral Manager. For purposes of this Agreement, “Confidential Information” means any confidential information with respect to the Collateral Manager or its business, including, without limitation, methods of operation, fees, costs, technology, inventions, trade secrets, know-how, software, marketing methods, plans, personnel, suppliers, competitors, markets or other specialized information or proprietary matters. The obligation of confidentiality set forth in this Section 6(d) shall not extend to: (i) information that at the time of disclosure was in the public domain or thereafter comes into the public domain without breach of this Agreement by the Service Provider or; and (ii) information that becomes known to the Service Provider from a source other than the Collateral Manager without breach of this Agreement by the Service Provider.

(e) For the avoidance of doubt, in connection with the Service Provider’s performance of its obligations under this Agreement, and except as otherwise expressly permitted by this

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Agreement or as consented to by the Collateral Manager in writing, the Service Provider shall not, and shall cause its officers, employees, and agents not to take any action relating in any way to the Agreements not explicitly provided in this Agreement, including not to:

(i)	respond to any inquiry from any third persons (1) relating to the Reports or (2) addressing the Service Provider in its capacity as the former collateral manager under the Agreements (“Inquiries”);

(ii)	fail to promptly provide notice of and deliver any Inquiries to the Collateral Manager;

(iii)	make any asset management decisions for any Issuer that is a party to a Collateral Management Agreement listed on Exhibit A hereto, as amended from time to time, on behalf of the Collateral Manager;

(iv)	represent to any person that the Service Provider is an agent of the Collateral Manager, whether under the Agreements or otherwise, or allow any person to falsely believe that the Service Provider is an agent of the Collateral Manager under the Agreements or otherwise; or

(v)	communicate with any rating agencies regarding the securities issued under the Indentures for the Issuers that are a party to a Collateral Management Agreement listed on Exhibit A hereto, as amended from time to time.

(f) In connection with the preparation of the Reports, the Service Provider shall promptly respond to any inquiries by the Collateral Manager relating to the preparation and delivery of the Reports, including but not limited to the methods of computation and source of data. Additionally, the Service Provider acknowledges and agrees that from time to time the Collateral Manager may make reasonable requests to consult with the Service Provider in connection with the preparation of the Reports and may request changes to the Reports as necessary or desireable, in its reasonable discretion to fulfill its obligations under the Agreements. In connection with any requested participation by the Collateral Manager in the preparation of the Reports, the Service Provide shall at all times work in good faith and use reasonable efforts to satisfy the requests of the Collateral Manager.

Section 7. Indemnity.

(a) Notwithstanding anything set forth in this Agreement to the contrary, the Service Provider assumes no responsibility under this Agreement other than to prepare and deliver the Reports in accordance with the terms of this Agreement. Notwithstanding anything to the contrary herein, the Service Provider shall not be liable to the CM Indemnified Persons (as defined below) for any expenses, losses, fines, damages, demands, charges, judgments, assessments, costs or other liabilities or claims of any nature whatsoever (collectively, “Liabilities”) incurred by the Collateral Manager that arise out of or in connection with the Service Provider’s preparation and delivery of the Reports or for any acts or omissions by the Service Provider or any Affiliate thereof under or in connection with this Agreement, except (i) by reason of acts or omissions of an Adviser Indemnified Person (as defined below) constituting bad faith, willful misconduct, gross negligence or reckless disregard in the preparation and delivery of the Reports, (ii) by reason of a violation of applicable law, (iii) by reason of any failure to timely prepare and deliver the Reports, for any reason, (iv) by reason of a breach of its representations, warranties or covenants in this Agreement or (v) by reason of any action by an Adviser Indemnified Person that is not required to be performed or permitted under the terms of this Agreement (the occurrences of the events described in subsections (i) through (v) above are collectively referred to for

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purposes of this Section 7 as “Service Provider Breaches”). For avoidance of doubt, the indemnification obligations of the Service Provider set forth in this Agreement shall be in addition to the indemnification obligations set forth in Section 11(a)(i) of that certain Master Transaction Agreement dated as of July __, 2010, by and among Cohen & Company, Inc., the Collateral Manager and the Service Provider, and shall in no way limit amend, or modify the obligations set forth therein. In addition, the CM Indemnified Persons shall not be liable to the Adviser Indemnified Persons for any Liabilities incurred by the Service Provider that arise out of or in connection with any action by an Adviser Indemnified Person that is not required to be performed or permitted under the terms of this Agreement.

(b) The Collateral Manager shall defend, indemnify and hold harmless the Service Provider and each of its Affiliates and all of their respective officers, managers, directors, members, partners, employees, agents, successors and assigns thereof (“Advisor Indemnified Person”) from and against any Liabilities, and shall promptly reimburse the Service Provider or each Affiliate thereof for all reasonable fees and expenses (including reasonable fees and expenses of counsel) as such fees and expenses are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation with respect to any pending or threatened litigation caused by, arising out of or in connection with (i) any liability, obligation or commitment, or any act or omission of the Collateral Manager, under the Agreements or the Indentures with respect to any period after the date hereof, or (ii) any action taken by, or any failure to act by, the Service Provider or any Affiliate thereof, and in each such case to the extent not constituting a Service Provider Breach; provided, however, that in no case shall the Collateral Manager be required to indemnify any Advisor Indemnified Person to the extent such Liabilities are the result of (x) the negligence, bad faith or willful misconduct of an Advisor Indemnified Person or (y) any action by an Advisor Indemnified Person that is not required to be performed or permitted under the terms of this Agreement.

(c) The Service Provider shall defend, indemnify and hold harmless the Collateral Manager and each of its Affiliates (the “CM Indemnified Persons”) from and against any Liabilities, and shall promptly reimburse the Collateral Manager or each Affiliate thereof for all reasonable fees and expenses (including reasonable attorneys’ and accountants’ fees and expenses) as such fees and expenses are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation with respect to any pending or threatened litigation, in each case, to the extent and only to the extent that such Liabilities, fees, expenses and other amounts are caused by, arise out of or in connection with a Service Provider Breach or an action by an Adviser Indemnified Person that is not required to be performed or permitted under the terms of this Agreement.

(d) Procedures for Indemnification.

(i) For purposes of this Agreement (A) “Third Party Claim” means any claim, demand, commencement of any action, suit or proceeding, or other assertion of liability by any person or entity arising from the claim, demand, commencement of any action, suit or proceeding, or other assertion of Liability of another person or entity and (B) “Net Tax Benefit” means the tax benefit of any liability reduced by the tax detriment associated with the receipt of any amount for which indemnification is provided under this Agreement.

(ii) If any CM Indemnified Person or Advisor Indemnified Person (each an “Indemnified Person”) shall claim indemnification hereunder for any claim (other than a Third Party Claim) for which indemnification is provided in Section 7, the Indemnified Person shall promptly, and in any event within one hundred twenty (120) days, after such Indemnified Person first becomes aware of facts that give rise to the basis for such claim, give written notice (a “Notice of Claim”) to the Service Provider or the Collateral Manager, as applicable, setting forth the basis for such claim and the nature and estimated amount of the claim (which estimated

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amount shall include, without limitation, an estimate of the Liabilities that may be incurred in connection with defending any such claim), all in reasonable detail. The failure to give a Notice of Claim to the Indemnifying Person shall not relieve the Indemnifying Person of any liability hereunder unless the Indemnifying Person was actually prejudiced by such failure and then only to the extent of such prejudice. If the Service Provider or the Collateral Manager, as applicable, disputes any claim set forth in the Notice of Claim, it shall deliver to such Indemnified Person that has given the Notice of Claim a written notice indicating its dispute of such Notice of Claim in reasonable detail (an “Objection Notice”) within thirty (30) days after the date the Notice of Claim is given (the “Response Period”).

(iii) If an Indemnified Person shall make a Third Party Claim for which indemnification is provided in Section 7 hereof, the Indemnified Person shall promptly, and in any event within ninety (90) days, after such Indemnified Person first becomes aware of facts which give rise to the basis for such claim, give written notice (a “Third Party Notice”) to the Service Provider or the Collateral Manager, as applicable (each, an “Indemnifying Person”), of the basis for such claim, setting forth the nature of the claim or demand in reasonable detail, and the estimated amount of the claim (which estimated amount shall include, without limitation, an estimate of the Liabilities that may be incurred in connection with defending any such claim). The failure to give a Third Party Notice to the Indemnifying Person shall not relieve the Indemnifying Person of any liability hereunder unless the Indemnifying Person was actually prejudiced by such failure and then only to the extent of such prejudice. The Indemnifying Person shall be entitled to participate therein and, to the extent that it wishes (but subject to the consent of the Indemnified Person), to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Person so long as the Indemnifying Person notifies the Indemnified Person in writing within sixty (60) days after the Indemnified Person has given a Third Party Notice to the Indemnifying Person that the Indemnifying Person will indemnify the Indemnified Person from and against the entirety of any Liabilities the Indemnified Person may suffer resulting from, arising out of, relating to, in the nature of, or caused by the claim, and the Indemnifying Person assumes the defense of the Proceeding. If the Indemnifying Person (with the consent of the Indemnified Person) assumes the defense of such claim, the Indemnifying Person shall not be liable to such Indemnified Person for any fees of other counsel or any other expenses, incurred by such Indemnified Person in connection with the defense thereof; provided, however, that in the event that the interests of the Indemnified Person and the Indemnifying Person are, or may reasonably become, in conflict with or adverse to one another with respect to such Third Party Claim, the Indemnified Person may retain its own counsel at the Indemnifying Person’s expense with respect to such Third Party Claim. If an Indemnifying Person assumes the defense of such an action, (A) no compromise or settlement thereof may be effected by the Indemnifying Person without the Indemnified Person’s consent (which shall not be unreasonably withheld, conditioned or delayed) unless (1) there is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnified Person and (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Person and (B) the Indemnifying Person shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld, conditioned or delayed). If notice is given to an Indemnifying Person of the commencement of any action and it does not, within sixty (60) days after the Indemnified Person’s notice is given, give notice to the Indemnified Person of its election to assume the defense thereof (or the Indemnifying Person does not consent to the election by the Indemnifying Person to assume the defense thereof), the Indemnified Person shall, at the expense of the Indemnifying Person, undertake the defense of (with counsel selected by the Indemnified Person and reasonably acceptable to the Indemnifying Person) such claim, liability

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or expense, and shall have the right to compromise or settle such claim, liability or expense with the consent of the Indemnifying Person.

(e) The amount of any Liabilities for which indemnification is provided for under this Agreement shall be (i) reduced by any amounts actually realized as a result of any indemnification, contribution or other payment by any Third Party, (ii) reduced by any insurance proceeds or other amounts actually recovered or received from third parties with respect to such Liabilities; provided that the amount of any insurance proceeds received by an Indemnified Person shall be equal to the difference between (A) the actual after-tax amount of such proceeds less any deductible paid by the applicable Indemnified Person and (B) the net present value (as determined by the applicable Indemnified Person in good faith) of the aggregate incremental premium costs which are incurred by an Indemnified Person as a consequence of the Liabilities or event which gives rise to the payment of insurance proceeds and (iii) reduced by any Net Tax Benefit actually realized in the year of the Liabilities from the incurrence or payment of any such Liabilities.

(f) If an Indemnified Person recovers any amount with respect to any Liabilities that were previously satisfied by the Indemnifying Person such Indemnified Person shall promptly pay such amount to the Indemnifying Person.

Section 8. Term and Termination.

This Agreement shall remain in force and effect until the earlier of (i) February 22, 2013 (the “Term”), and (ii) the termination of this Agreement in accordance with Section 9 hereof.

Section 9. Termination.

(a) This Agreement may be terminated by the Collateral Manager upon a Final Determination (in accordance with this Section 9) of Cause. For purposes of determining “Cause”, such term shall mean a material breach by the Service Provider of its obligations to deliver the Reports under Section 2 hereof; provided however that the Service Provider fails within 30 days of its receiving written notice from the Collateral Manager to cure such breach (the “Cure Period”). Notwithstanding the foregoing, the parties agree that if at the end of a Cure Period, with respect to a termination under Section 9(a), the Service Provider reasonably believes it has cured any alleged material breach, the matter shall be submitted to an independent mediator, selected in accordance with the American Arbitration Association Rules, who shall finally determine if (i) the Service Provider has materially breached Section 2 of this Agreement, and (ii) has failed to cure such breach within the Cure Period (such a determination, the “Final Determination”).

(b) If a Final Determination has been made that “Cause” exists and this Agreement is terminated (in accordance with (a) above) by the Collateral Manager, the Collateral Manager shall deliver written instructions to the Escrow Agent, along with a copy of the Final Determination, directing that the Escrow Fund shall be delivered to the Collateral Manager.

Section 10. Independent Contractor.

The Service Provider is and will hereafter act as an independent contractor and not as an employee of the Collateral Manager, and nothing in this Agreement may be interpreted or construed to create an employment, partnership, joint venture or other relationship between the Service Provider and the Collateral Manager. For the avoidance of doubt, the Service Provider’s sole client under this Agreement shall be the Collateral Manager and not the Issuer.

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Section 11. Miscellaneous.

(a) Notices Generally. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given:

If to the Collateral Manager:

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

Telephone: (212) 479-1505

Facsimile: (212) 798-6090

Attention: Rick Noble

with copies, which shall not constitute notice, to:

Joshua Pack

Fortress Investment Group

10250 Constellation Blvd., Suite 2350

Los Angeles, CA 90067

Telephone: (310) 228-3015

Facsimile: (310) 228-3031

Joel A. Holsinger

Fortress Investment Group LLC

400 Galleria Parkway

Suite 1500

Atlanta, GA 30339

Telephone: (678) 385-5905

Facsimile: (678) 550-9105

with copies, which shall not constitute notice, to:

Hunton & Williams LLP

600 Peachtree Street, N.E., Suite 4100

Atlanta, GA 30308

Facsimile: (404) 602-8669

Attention: John R. Schneider, Esq.

Hunton & Williams LLP

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219-4074

Facsimile: (804) 343-4833

Attention: S. Gregory Cope, Esq.

If to the Service Provider, to:

Cohen & Company Financial, Management LLC

Circa Centre

2929 Arch Street

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17th Floor

Philadelphia PA 19103

Facsimile: (215) 701-8282

Attention: Joseph Pooler, Chief Financial Officer

and to:

Cohen & Company Financial Management LLC

135 East 57th Street, 21st Floor

New York, NY 10022

Facsimile: (646) 673-8100

Attention: Rachael Fink, Esq., General Counsel

with a copy, which shall not constitute notice, to:

Cozen O’Connor

1900 Market Street

Philadelphia, PA 19103

Facsimile: (215) 701-2228

Attention: Anna M. McDonough, Esq.

or to such other address, facsimile number or electronic mail address as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (x) if sent by mail, five days after such notice is deposited in the mails with first class postage prepaid, addressed to the address specified in this Section 10 or (y) if given by any other means, when delivered at the address specified in this Section 10. Each party may rely and shall be protected in acting upon any written instruction or communication believed by it to be genuine and to have been signed by the other party or parties.

Section 12. Specific Performance; Injunctive Relief. The parties hereto acknowledge that the Collateral Manager will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Service Provider set forth herein. Therefore, it is agreed that the Collateral Manager shall have the right to enforce such covenants and agreements by specific performance and injunctive relief in equity and the Service Provider hereby waives any and all defenses that could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

Section 13. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the matters set forth herein and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

Section 14. Amendment; Waiver. Except as provided otherwise herein, this Agreement may not be amended, nor may any rights hereunder be waived, except by an instrument in writing signed by the party sought to be charged with such amendment or waiver and, in each case, the written approval of the parties hereto.

Section 15. Assignment. The Service Provider shall not assign or delegate any of its rights or obligations under this Agreement to a third party without the prior written consent of the Collateral

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Manager. The Collateral Manager shall assign this Agreement to any purchaser of its rights under the Agreements without the prior consent of the Service Provider, provided that such purchaser agrees in writing to be bound by the terms of this Agreement.

Section 16. Services Not Exclusive. The Service Provider and each Affiliate thereof may engage, simultaneously with their activities hereunder, in other businesses and make investments for their own accounts, and may render services similar to those described in this Agreement for other individuals, companies, trusts or persons, and shall not by reason of such engaging in other businesses, making such investments, or rendering of services for others, be deemed to be acting in conflict with the interests of the Collateral Manager, or the Issuer.

Section 17. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. Each party to this Agreement irrevocably and unconditionally submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party to this Agreement agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each party to this Agreement further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 16. Each of the parties to this Agreement irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 18. Parties in Interest. Except as specifically set forth in Section 7 hereof, this Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective legal representatives, heirs, successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 19. Counterparts. This Agreement may be executed either directly or by an attorney-in-fact, in any number of counterparts, each of which shall constitute an original, but all of which upon delivery when taken together shall constitute a single contract.

Section 20. Waiver of Jury Trial. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other Parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 20.

Section 21. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or

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other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 22. Survival. The provisions of Sections 4, 6(d), 6(e), 7, 9, 12, 17 and 20 hereof shall survive the termination of this Agreement.

Section 23. Miscellaneous. No failure on the part of either party to exercise, and no delay on its part in exercising, any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 24. Headings. The section and other headings contained in this Agreement are for reference only and are not intended to describe, interpret, define or limit the scope or intent of this Agreement or any provision hereof.

Section 25. Gender and Number. Whenever required by the context hereof, the singular shall include the plural and the plural shall include the singular. The neuter gender shall include the feminine and masculine genders.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date first above written.

COHEN & COMPANY FINANCIAL MANAGEMENT, LLC

By:
Name:
Title:

ATP MANAGEMENT LLC

By:
Name:
Title:

Exhibit A

Collateral Management Agreements and Collateral Administration Agreements

Collateral Management Agreement, dated as of March 15, 2006, by and between Alesco Preferred Funding X, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

Collateral Management Agreement, dated as of June 29, 2006, by and between Alesco Preferred Funding XI, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

Collateral Management Agreement, dated as of October 12, 2006, by and between Alesco Preferred Funding XII, Ltd. and Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”).

Collateral Management Agreement, dated as of November 30, 2006, by and between Alesco Preferred Funding XIII, Ltd. and Cohen & Company Financial Management, LLC.

Collateral Management Agreement, dated as of December 21, 2006, by and between Alesco Preferred Funding XIV, Ltd. and Cohen & Company Financial Management, LLC.

Collateral Management Agreement, dated as of March 29, 2007, by and between Alesco Preferred Funding XV, Ltd. and Cohen & Company Financial Management, LLC.

Collateral Management Agreement, dated as of June 28, 2007, by and between Alesco Preferred Funding XVI, Ltd. and Cohen & Company Financial Management, LLC.

Collateral Management Agreement, dated as of October 30, 2007, by and between Alesco Preferred Funding XVII, Ltd. and Cohen & Company Financial Management, LLC.

Collateral Administration Agreement, dated as of March 15, 2006, by and among Alesco Preferred Funding X, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

Collateral Administration Agreement, dated as of June 29, 2006, by and among Alesco Preferred Funding XI, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

Collateral Administration Agreement, dated as of October 12, 2006, by and among Alesco Preferred Funding XII, Ltd., Cohen Bros. Financial Management, LLC (now known as “Cohen & Company Financial Management, LLC”) and U.S. Bank National Association.

Collateral Administration Agreement, dated as of November 30, 2006, by and among Alesco Preferred Funding XIII, Ltd., Cohen & Company Financial Management, LLC and Wells Fargo Bank, National Association.

Collateral Administration Agreement, dated as of December 21, 2006, by and among Alesco Preferred Funding XIV, Ltd., Cohen & Company Financial Management, LLC and U.S. Bank National Association.

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Collateral Administration Agreement, dated as of March 29, 2007, by and among Alesco Preferred Funding XV, Ltd., Cohen & Company Financial Management, LLC and LaSalle Bank National Association.

Collateral Administration Agreement, dated as of June 28, 2007, by and among Alesco Preferred Funding XVI, Ltd., Cohen & Company Financial Management, LLC and U.S. Bank National Association.

Collateral Administration Agreement, dated as of October 30, 2007, by and among Alesco Preferred Funding XVII, Ltd., Cohen & Company Financial Management, LLC and Wells Fargo Bank, National Association.

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Exhibit B

Fee Schedule

Agreement	Escrowed Amount*	Monthly Service Fee

Alesco X	$2,867,600	$79,656

Alesco XI	$1,895,555	$52,654

Alesco XII	$1,941,249	$53,924

Alesco XIII	$1,287,630	$35,768

Alesco XIV	$2,139,454	$59,429

Alesco XV	$1,535,062	$42,641

Alesco XVI	$1,413,358	$39,260

Alesco XVII	$538,325	$14,953

Total	$13,618,233	$378,285

*	The Escrowed Amount shall be reduced by the amount paid by the Collateral Manager to the Service Provider in accordance with Section 3.

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Exhibit C

Future Fee Schedule

Agreement	Escrowed Amount*	Monthly Service Fee
Alesco I	$502,423	$13,956
Alesco II	$538,236	$14,951
Alesco III	$521,115	$14,475
Alesco IV	$952,747	$26,465
Alesco V	$908,056	$25,224
Alesco VI	$1,585,082	$44,030
Alesco VII	$778,128	$21,615
Alesco VIII	$1,737,437	$48,262
Alesco IX	$1,858,543	$51,626

*	The Escrowed Amount shall be reduced by the amount paid by the Collateral Manager to the Service Provider in accordance with Sections 3.

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Exhibit D

Indentures

Indenture, dated as of March 15, 2006, by and among Alesco Preferred Funding X, Ltd., Alesco Preferred Funding X, Inc. and U.S. Bank National Association.

Indenture, dated as of June 29, 2006, by and among Alesco Preferred Funding XI, Ltd., Alesco Preferred Funding XI, Inc. and U.S. Bank National Association.

Indenture, dated as of October 12, 2006, by and among Alesco Preferred Funding XII, Ltd., Alesco Preferred Funding XII, Inc. and U.S. Bank National Association.

Indenture, dated as of November 30, 2006, by and among Alesco Preferred Funding XIII, Ltd., Alesco Preferred Funding XIII, Inc. and Wells Fargo Bank, National Association.

Indenture, dated as of December 21, 2006, by and among Alesco Preferred Funding XIV, Ltd., Alesco Preferred Funding XIV, Inc., Alesco Preferred Funding XIV (L2), Ltd. and U.S. Bank National Association.

Indenture, dated as of March 29, 2007, by and among Alesco Preferred Funding XV, Ltd., Alesco Preferred Funding XV, LLC, Alesco Preferred Funding XV (L2), Ltd. and LaSalle Bank National Association.

Indenture, dated as of June 28, 2007, by and among Alesco Preferred Funding XVI, Ltd., Alesco Preferred Funding XVI, LLC, Alesco Preferred Funding XVI (L2), Ltd. and U.S. Bank National Association.

Indenture, dated as of October 30, 2007, by and among Alesco Preferred Funding XVII, Ltd., Alesco Preferred Funding XVII, LLC, Alesco Preferred Funding XVII (L2), Ltd. and Wells Fargo Bank, National Association.

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